Exhibit 10.1 EXECUTION VERSION FORM OF OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of October 28, 2020 (this “Amendment”), by and among NUVEEN CHURCHILL BDC SPV I, LLC, a Delaware limited liability company (the “Borrower”), NUVEEN CHURCHILL DIRECT LENDING CORP. (F/K/A NUVEEN CHURCHILL BDC INC.), a Maryland corporation (the “Collateral Manager”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, (the “Lender”) and NUVEEN CHURCHILL DIRECT LENDING CORP. (F/K/A NUVEEN CHURCHILL BDC INC.), as the Equity Investor (the “Equity Investor”). WHEREAS, the Borrower, each other borrower from time to time party thereto, the Lender, each other lender from time to time party thereto, the Equity Investor, the Administrative Agent, the Collateral Manager and U.S. Bank National Association, as the collateral agent and as the custodian, are party to the Amended and Restated Loan and Security Agreement, dated as of December 31, 2019 (as amended, modified and supplemented from time to time, the “Loan and Security Agreement”). Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement. WHEREAS, the Borrower, the Lender, the Equity Investor, the Administrative Agent and the Collateral Manager desire to amend and otherwise modify the Loan and Security Agreement, in accordance with Section 12.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement. Amendments to Transaction Documents. (a) Amendments to LSA. As of the Amendment Effective Date, the Loan and Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages attached as Appendix A hereto. (b) Amendments to Exhibits and Schedules. As of the Amendment Effective Date, the Exhibits and Schedules to the Loan and Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double- underlined text) as set forth on the pages attached as Appendix B hereto. USActive 55349700.3 hereby amended by deleting all references to “Nuveen Churchill BDC Inc.” and inserting “Nuveen Churchill Direct Lending Corp.” in lieu thereof. Representations and Warranties. The Borrower hereby represents and warrants to the Lender, the Equity Investor, the Administrative Agent and the Collateral Manager that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions: (i) the execution and delivery of this Amendment by each party hereto, (ii) the Administrative Agent’s receipt of satisfactory evidence that the Borrower has obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby; (iii) the delivery of a Beneficial Ownership Certification in relation to the Borrower, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation; and (iv) the Administrative Agent shall have received the executed legal opinion of Dechert LLP, counsel to the Borrower, in form and substance acceptable to the Administrative Agent in its reasonable discretion. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Security Agreement for all purposes. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Limited Recourse; Non-Petition. The parties hereto agree to the provisions set forth in Sections 12.10 and 12.11 of the Loan and Security Agreement, and such provisions are incorporated in this Amendment, mutatis mutandis. [Signature page follows] 2 USActive 55349700.3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. BORROWER: NUVEEN CHURCHILL BDC SPV I, LLC By: __________________________________ Name: Title: [Signature Page to Omnibus Amendment to Transaction Documents]

COLLATERAL MANAGER: NUVEEN CHURCHILL DIRECT LENDING CORP. By: __________________________________ Name: Title: [Signature Page to Omnibus Amendment to Transaction Documents]

THE ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION By: __________________________________ Name: Title: [Signature Page to Omnibus Amendment to Transaction Documents]

LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION By: __________________________________ Name: Title: [Signature Page to Omnibus Amendment to Transaction Documents]

EQUITY INVESTOR: NUVEEN CHURCHILL DIRECT LENDING CORP. By: __________________________________ Name: Title: [Signature Page to Omnibus Amendment to Transaction Documents]

APPENDIX A Amendments to Loan and Security Agreement USActive 55349700.3

APPENDIX B Amendments to Exhibits USActive 55349700.3

EXECUTION VERSION Conformed through Omnibus Amendment dated October 28, 2020 $275,000,000 AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT by and among NUVEEN CHURCHILL DIRECT LENDING CORP. (F/K/A NUVEEN CHURCHILL BDC INC.), (Collateral Manager) EACH OF THE BORROWERS FROM TIME TO TIME PARTY HERETO, (Borrower) EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, (Lenders) WELLS FARGO BANK, NATIONAL ASSOCIATION, (Administrative Agent) and U.S. BANK NATIONAL ASSOCIATION, (Collateral Agent and Custodian) Dated as of December 31, 2019 USActive 55348338.2

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS Section 1.1 Certain Defined Terms ..........................................................................................2 Section 1.2 Other Terms ........................................................................................................46 Section 1.3 Computation of Time Periods .............................................................................46 Section 1.4 Interpretation .......................................................................................................46 ARTICLE II THE VARIABLE FUNDING NOTE Section 2.1 The Variable Funding Notes ...............................................................................48 Section 2.2 Procedures for Advances by the Lenders ............................................................49 Section 2.3 Reduction of the Facility Amount; Principal Repayments .................................50 Section 2.4 Determination of Interest ....................................................................................51 Section 2.5 Notations on Variable Funding Notes.................................................................51 Section 2.6 Borrowing Base Deficiency Cures......................................................................51 Section 2.7 Priority of Payments ...........................................................................................52 Section 2.8 Alternate Priority of Payments............................................................................55 Section 2.9 Collections and Allocations ................................................................................56 Section 2.10 Payments, Computations, etc ..............................................................................57 Section 2.11 Fees .....................................................................................................................58 Section 2.12 Increased Costs; Capital Adequacy; Illegality ....................................................58 Section 2.13 Taxes ...................................................................................................................60 Section 2.14 Reinvestment; Discretionary Sales, Substitution and Optional Sales of Loans ................................................................................................................63 Section 2.15 [Reserved] ...........................................................................................................67 Section 2.16 Capital Contributions ..........................................................................................67 Section 2.17 Defaulting Lenders..............................................................................................67 Section 2.18 Replacement of Lenders .....................................................................................68 Section 2.19 New Borrowers; Borrower Joinder Agreements .................................................69 ARTICLE III CONDITIONS TO AMENDMENT AND RESTATEMENT AND ADVANCES Section 3.1 Conditions to Amendment and Restatement.......................................................70 Section 3.2 Conditions Precedent to All Advances and Acquisitions of Loans ....................73 Section 3.3 Custodianship; Transfer of Loans and Permitted Investments ...........................76 -i- USActive 55348338.2

ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.1 Representations and Warranties of the Borrower ...............................................77 Section 4.2 Representations and Warranties of the Borrower Relating to this Agreement and the Collateral ..........................................................................86 Section 4.3 Representations and Warranties of the Collateral Manager ...............................86 Section 4.4 Representations and Warranties of the Collateral Agent ....................................88 ARTICLE V GENERAL COVENANTS Section 5.1 Affirmative Covenants of the Borrower .............................................................89 Section 5.2 Negative Covenants of the Borrower ..................................................................95 Section 5.3 Affirmative Covenants of the Collateral Manager ..............................................97 Section 5.4 Negative Covenants of the Collateral Manager ................................................100 Section 5.5 Affirmative Covenants of the Collateral Agent ................................................101 Section 5.6 Negative Covenants of the Collateral Agent ....................................................101 ARTICLE VI COLLATERAL ADMINISTRATION Section 6.1 Appointment of the Collateral Manager ...........................................................102 Section 6.2 Duties of the Collateral Manager ......................................................................102 Section 6.3 Authorization of the Collateral Manager ..........................................................111 Section 6.4 Collection of Payments; Accounts ....................................................................112 Section 6.5 Realization Upon Loans ....................................................................................113 Section 6.6 Collateral Manager Compensation ...................................................................113 Section 6.7 Expense Reimbursement ...................................................................................113 Section 6.8 Reports; Information .........................................................................................114 Section 6.9 Annual Statement as to Compliance .................................................................115 Section 6.10 The Collateral Manager Not to Resign .............................................................116 Section 6.11 Collateral Manager Termination Events ...........................................................116 ARTICLE VII THE COLLATERAL AGENT Section 7.1 Designation of Collateral Agent .......................................................................116 Section 7.2 Duties of Collateral Agent ................................................................................117 Section 7.3 Merger or Consolidation ...................................................................................119 Section 7.4 Collateral Agent Compensation ........................................................................120 Section 7.5 Collateral Agent Removal.................................................................................120 -ii- USActive 55348338.2

Section 7.6 Limitation on Liability ......................................................................................120 Section 7.7 Resignation of the Collateral Agent ..................................................................124 Section 7.8 [Reserved] .........................................................................................................124 Section 7.9 [Reserved] .........................................................................................................124 Section 7.10 Access to Certain Documentation and Information Regarding the Collateral; Audits ...........................................................................................124 ARTICLE VIII SECURITY INTEREST Section 8.1 Grant of Security Interest ..................................................................................125 Section 8.2 Release of Lien on Collateral ............................................................................126 ARTICLE IX EVENTS OF DEFAULT Section 9.1 Events of Default ..............................................................................................127 Section 9.2 Remedies ...........................................................................................................130 Section 9.3 Collateral Agent May Enforce Claims Without Possession of VFNs ..............131 Section 9.4 Application of Cash Collected ..........................................................................131 Section 9.5 Rights of Action ................................................................................................131 Section 9.6 Unconditional Rights of Lenders to Receive Principal and Interest .................132 Section 9.7 Restoration of Rights and Remedies .................................................................132 Section 9.8 Rights and Remedies Cumulative .....................................................................132 Section 9.9 Delay or Omission Not Waiver.........................................................................132 Section 9.10 Waiver of Stay or Extension Laws ...................................................................133 Section 9.11 Power of Attorney .............................................................................................133 ARTICLE X INDEMNIFICATION Section 10.1 Indemnities by the Borrower ............................................................................134 Section 10.2 Indemnities by the Collateral Manager .............................................................136 ARTICLE XI THE ADMINISTRATIVE AGENT Section 11.1 Appointment .....................................................................................................137 Section 11.2 Standard of Care ...............................................................................................138 Section 11.3 Administrative Agent’s Reliance, etc ...............................................................138 Section 11.4 Credit Decision with Respect to the Administrative Agent ..............................139 Section 11.5 Indemnification of the Administrative Agent ...................................................139 -iii- USActive 55348338.2

Section 11.6 Successor Administrative Agent .......................................................................140 Section 11.7 Payments by the Administrative Agent ............................................................140 ARTICLE XII MISCELLANEOUS Section 12.1 Amendments and Waivers ................................................................................141 Section 12.2 Notices, etc ........................................................................................................143 Section 12.3 Ratable Payments ..............................................................................................144 Section 12.4 No Waiver; Remedies .......................................................................................144 Section 12.5 Binding Effect; Benefit of Agreement ..............................................................144 Section 12.6 Term of this Agreement ....................................................................................144 Section 12.7 Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue ........145 Section 12.8 Waivers .............................................................................................................145 Section 12.9 Costs and Expenses ...........................................................................................145 Section 12.10 No Proceedings .................................................................................................146 Section 12.11 Recourse Against Certain Parties......................................................................146 Section 12.12 Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances.....................................................................................149 Section 12.13 Confidentiality ..................................................................................................150 Section 12.14 Execution in Counterparts; Severability; Integration .......................................152 Section 12.15 Waiver of Setoff ................................................................................................152 Section 12.16 Assignments by the Lenders .............................................................................152 Section 12.17 Heading and Exhibits ........................................................................................154 Section 12.18 Intent of the Parties ...........................................................................................154 Section 12.19 Cooperation with Collateral Agent and Collateral Manager ............................154 Section 12.20 Recognition of the U.S. Special Resolution Regimes.......................................155 ARTICLE XIII Section 13.1 Restatement .......................................................................................................155 Section 13.2 Acknowledgement of Security Interests ...........................................................155 Section 13.3 Transaction Documents ....................................................................................156 Section 13.4 Restatement .......................................................................................................156 ARTICLE XIV THE DOCUMENT CUSTODIAN Section 14.1 Designation of Custodian ..................................................................................157 Section 14.2 Duties of the Custodian .....................................................................................157 Section 14.3 Concerning the Custodian .................................................................................159 Section 14.4 Release of Documents.......................................................................................162 Section 14.5 Return of Required Loan Documents ...............................................................163 -iv- USActive 55348338.2

Section 14.6 Access to Certain Documentation and Information Regarding the Collateral; Audits ...........................................................................................163 Section 14.7 Merger or Consolidation ...................................................................................163 Section 14.8 Custodian Compensation ..................................................................................163 Section 14.9 Custodian Removal ...........................................................................................164 Section 14.10 Resignation .......................................................................................................164 Section 14.11 Limitations on Liability ....................................................................................164 Section 14.12 Custodian as Agent of Collateral Agent ...........................................................165 -v- USActive 55348338.2

EXHIBITS EXHIBIT A-1 Form of Funding Notice EXHIBIT A-2 Form of Repayment Notice EXHIBIT A-3 Form of Reinvestment Notice EXHIBIT A-4 Form of Borrowing Base Certificate EXHIBIT A-5 Form of Approval Notice EXHIBIT B Form of Variable Funding Note EXHIBIT C Form of Officer’s Certificate as to Solvency EXHIBIT D Form of Officer’s Closing Certificate EXHIBIT E Form of Release of Underlying Instruments EXHIBIT F Form of Assignment of Underlying Instruments EXHIBIT G Form of Transferee Letter EXHIBIT H Form of Joinder Supplement EXHIBIT I Form of Section 2.13 Certificate EXHIBIT J Form of Loan Checklist EXHIBIT K Form of Collateral Management Report EXHIBIT L Form of Borrower Joinder Agreement EXHIBIT M Form of Custodian Report SCHEDULES SCHEDULE I Legal Names SCHEDULE II [Reserved] SCHEDULE III Agreed-Upon Procedures SCHEDULE IV Moody’s Industry Classification Group List ANNEXES ANNEX A Addresses for Notices ANNEX B Commitments -vi- USActive 55348338.2

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (as amended, modified, waived, supplemented, restated or replaced from time to time, this “Agreement”) is made as of December 31, 2019, by and among: (1) NUVEEN CHURCHILL DIRECT LENDING CORP. (F/K/A NUVEEN CHURCHILL BDC INC.), a Maryland corporation, as Collateral Manager (the “Collateral Manager”); (2) EACH OF THE BORROWERS FROM TIME TO TIME PARTY HERETO (collectively, the “Borrower” or, if referred to individually, each a “Borrower”); (3) EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO (together with its respective successors and assigns in such capacity, each a “Lender,” collectively, the “Lenders”); (4) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“WF”), as the administrative agent hereunder (together with its successors and assigns in such capacity, the “Administrative Agent”); and (5) U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), not in its individual capacity but as the collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”) and as the document custodian (together with its successors and assigns in such capacity, the “Custodian”). RECITALS WHEREAS, on the date hereof, Churchill Middle Market CLO V Ltd. (the “Existing Borrower”) shall merge with and into Nuveen Churchill BDC SPV I, LLC (the “Successor Borrower”), with the Successor Borrower as the surviving company (such merger, the “Permitted Merger”) pursuant to the plan of merger dated as of December 31, 2019 (the “Plan of Merger”) among the Existing Borrower and the Successor Borrower; WHEREAS, in connection with the Permitted Merger, the Successor Borrower shall assume all interests, rights and obligations of the Existing Borrower under the Existing Loan and Security Agreement (as defined below) and each other Transaction Document and shall be the “Borrower” for all purposes under the Existing Loan and Security Agreement, this Agreement and each other Transaction Documents on and after the date hereof; WHEREAS, the Borrower (as successor by merger to the Existing Borrower), the Collateral Manager, the Administrative Agent, the Lenders and the Collateral Agent are parties to that certain Loan and Security Agreement dated as of October 28, 2015 (as amended, supplemented or otherwise modified from time to time, the “Existing Loan and Security Agreement”), pursuant to which the Lenders purchased the Variable Funding Notes (as defined below) and extended credit thereunder by providing Commitments and making Advances (each as defined below) under the Variable Funding Notes from time to time prior to the Reinvestment Period End Date (as defined -1- USActive 55348338.2 below) for the general business purposes of the Borrower; WHEREAS, the Borrower and the Lenders have requested that U.S. Bank continue to act as Collateral Agent and as Custodian hereunder, with all covenants and agreements made by the Borrower herein being for the benefit and security of the Secured Parties; and the Collateral Agent and the Custodian accept such appointments and agree to perform the duties and obligations of Collateral Agent and Custodian, respectively, pursuant to the terms hereof; and WHEREAS, the Borrower has requested that the Lenders amend and restate the Existing Loan and Security Agreement as set forth herein; and WHEREAS, the Lenders are willing to agree to this amendment and restatement and to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1 Certain Defined Terms. Certain capitalized terms used throughout this Agreement are defined in this Section 1.1. As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings: “1940 Act”: The United States Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. “A&R Effective Date”: December 31, 2019. “Account”: Any of the Collateral Account, the Collection Account, the Principal Collection Account, the Interest Collection Account, the Expense Reserve Account, the Unfunded Exposure Account and any sub-accounts thereof deemed appropriate or necessary by the Collateral Agent or Securities Intermediary for convenience in administering such accounts. “Account Bank”: (i) The Bank of New York Mellon Trust Company, National Association, (ii) U.S. Bank National Association or (iii) another institution reasonably acceptable to the Administrative Agent. “Accreted Interest”: Interest accrued on a Loan that is added to the principal amount of such Loan instead of being paid as it accrues. -2- USActive 55348338.2

“Accrual Period”: With respect to (a) the first Payment Date, the period from and including the Original Closing Date to and including the Determination Date preceding the first Payment Date, and (b) each subsequent Payment Date, the period from and including the day immediately following the Determination Date with respect to the immediately preceding Payment Date to and including the Determination Date with respect to such subsequent Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Adjusted Borrowing Value”: For any Eligible Loan, on any date, an amount equal to the Assigned Value for such Eligible Loan on such date multiplied by the Outstanding Balance of such Eligible Loan; provided that, the parties hereby agree that the Adjusted Borrowing Value of any Loan that is no longer an Eligible Loan shall be zero. “Administrative Agent”: WF, in its capacity as administrative agent, together with its successors and assigns, including any successor appointed pursuant to Section 11.6. “Administrative Expenses”: All fees, expenses and indemnification payments (other than such amounts described by Section 2.7(a)(1), (a)(2)(A), (a)(3) and (a)(9), Section 2.7(b)(1), (b)(2)(A), (b)(3) and (b)(10) and Section 2.8(1), (2)(A), (3) and (9)) due or accrued and payable by the Borrower to any Person pursuant to any provision of any Transaction Document. “Advance”: The meaning specified in Section 2.1(b). “Advance Date”: With respect to any Advance, the date on which such Advance is made. “Advances Outstanding”: On any date of determination, the aggregate principal amount of all Advances outstanding on such day, after giving effect to all repayments of Advances and the making of new Advances on such day. “Advisers Act”: The United States Investment Advisers Act of 1940, as amended. “Affected Party”: The Administrative Agent, the Lenders and each of their respective assigns. “Affiliate”: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that, for purposes of determining whether any Loan is an Eligible Loan or any Obligor is an Eligible Obligor, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, (x) a common Financial Sponsor or (y) a Financial Sponsor that is under common control with such Person. For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote (1) solely with respect to Section 2.14(e)(viii), Section 2.14(f) and clause (cc) of the definition of “Eligible Loan”, 20% or more and (2) otherwise, at least a majority, in each case, of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, in no event shall TIAA or any direct or indirect Subsidiary thereof be deemed an “Affiliate” of the -3- USActive 55348338.2

Borrower for any purpose hereunder. “Agreement”: The meaning specified in the Preamble. “Anti-Corruption Laws”: (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which the Borrower, the Collateral Manager, or any of their respective Subsidiaries or Related Parties is located or doing business. “Anti-Money Laundering Laws”: Applicable Laws in any jurisdiction in which the Borrower, the Collateral Manager, or any of their respective Subsidiaries or Related Parties are located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority which are applicable to such Person or property (including, without limitation, predatory lending laws, usury laws, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. “Applicable Percentage”: (a) With respect to any Eligible Loan that is a First Lien Loan, 67.5% and (b) with respect to any Eligible Loan that is a Second Lien Loan, 25.0%. “Applicable Spread”: The rate per annum set forth in the applicable Fee Letter. “Approval Notice”: An approval notice signed by the Administrative Agent substantially in the form of Exhibit A-5 hereto. “Asset Coverage Ratio”: The ratio, determined on a consolidated basis, without duplication, and in accordance with GAAP as required by, and in accordance with, the 1940 Act and any orders of the Securities and Exchange Commission issued to Nuveen Churchill Direct Lending Corp., to be determined by the Board of Directors of Nuveen Churchill Direct Lending Corp. and reviewed by its auditors, of (a) the fair value of the total assets of Nuveen Churchill Direct Lending Corp. and its Subsidiaries less all liabilities (other than Indebtedness, including Indebtedness hereunder) of Nuveen Churchill Direct Lending Corp. and its Subsidiaries, to (b) the aggregate amount of Indebtedness of Nuveen Churchill Direct Lending Corp. and its Subsidiaries; provided that the calculation of the Asset Coverage Ratio shall not include Subsidiaries that are not required to be included by the 1940 Act as affected by such orders of the Securities and Exchange Commission issued to Nuveen Churchill Direct Lending Corp. or otherwise, including, if set forth in any such order, any Subsidiary which is a small business investment company which is licensed by the Small Business Administration to operate under the Small Business Investment Act of 1958. -4- USActive 55348338.2

“Assigned Value”: With respect to each Loan: (a) the lower of (i) the Purchase Price of such Loan and (ii) the value of such Loan (expressed as a percentage of par) as determined by the Administrative Agent in its sole discretion as of the date upon which such Loan is acquired by the Borrower; (b) on any date following the occurrence of an Assigned Value Adjustment Event (other than as described in clause (d) below) with respect to such Loan, the value of such Loan (expressed as a percentage of par) as determined by the Administrative Agent in its sole discretion; provided that solely with respect to the occurrence of an Assigned Value Adjustment Event of the type described in clause (a)(ii) of the definition thereof, immediately after giving effect to any such reevaluation, the Assigned Value shall, to the extent applicable, be increased to the lower of (x) the original Assigned Value and (y) such value that would result in the Facility Attachment Ratio for such Loan being lower than the “Minimum Facility Attachment Ratio” specified therefore in accordance with the grid below: Middle Market Loans Net Senior Leverage Ratio Minimum Facility Attachment Ratio Less than 4.25x 2.90x Greater than or equal to 4.25 and less 2.80x than 5.00x Greater than or equal to 5.00 and less 2.70x than 6.00x Greater than or equal to 6.00 and less 2.60x than 7.00x Greater than or equal to 7.00 and less 2.40x than 8.00x Greater than or equal to 8.00x 0.00x Second Lien Loans Total Net Leverage Ratio Minimum Facility Attachment Ratio Less than 5.00x Facility Attachment Ratio as of the date of acquisition of such Loan Greater than or equal to 5.00 and less Facility Attachment Ratio as of the date than 6.00x of acquisition of such Loan less 0.25x Greater than or equal to 6.00 and less Facility Attachment Ratio as of the date than 7.00x of acquisition of such Loan less 0.50x Greater than or equal to 7.00x 0.00x -5- USActive 55348338.2

Middle Market Loans Designated Loans Total Net Leverage Ratio Minimum Facility Attachment Ratio Less than 6.00x Lesser of (x) the Facility Attachment Ratio as of the date of acquisition of such Loan and (y) 2.00x Greater than or equal to 6.00x 0.00x (c) on any date on which the Administrative Agent assigns a new value to such Loan in its sole discretion in accordance with its receipt of a written request from the Borrower following an Assigned Value Adjustment Event that has been remedied or is no longer in existence, such higher Assigned Value as determined by the Administrative Agent in its sole discretion; (d) the Assigned Value shall automatically be deemed to be zero (unless otherwise agreed to by the Administrative Agent) following the occurrence of an Assigned Value Adjustment Event described in clause (b), (c), (d) (solely with respect to a Material Modification described in clause (a) of the definition thereof) or (f) of the definition thereof; and (e) the Assigned Value shall be zero for any Loan that is not an Eligible Loan. Any Assigned Value determined hereunder with respect to any Loan on any date after the date such Loan is transferred to the Borrower shall be communicated by the Administrative Agent to the Borrower, the Collateral Manager, the Collateral Agent and the Lenders. “Assigned Value Adjustment Event”: With respect to any Eligible Loan, the occurrence of any one or more of the following events after the related Funding Date: (a) (i) the Interest Coverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan is both (A) 85% or less of the Interest Coverage Ratio on the date such Loan was acquired by the Borrower and (B) less than 1.50 to 1.00, or (ii)(x) if such Eligible Loan is a Second Lien Loan or Designated Loan, the Total Net Leverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan is both (A) greater than 0.50 higher than the Total Net Leverage Ratio on the date such Loan was acquired by the Borrower and (B) greater than 3.50 to 1.00 or (y) otherwise, the Net Senior Leverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan is both (A) greater than 0.50 higher than the Net Senior Leverage Ratio on the date such Loan was acquired by the Borrower and (B) greater than 3.50 to 1.00; provided that in connection with any Revenue Recognition Implementation or any Operating Lease Implementation, the Administrative Agent (with the consent of the Collateral Manager (such consent not to be unreasonably withheld, delayed or conditioned)) may retroactively adjust the Interest Coverage Ratio, Total Net Leverage -6- USActive 55348338.2

Ratio or Net Senior Leverage Ratio, as applicable, for any Loan as determined on the date on which such Loan was pledged hereunder; (b) an Obligor payment default in the payment of principal or interest in an aggregate amount of greater than $5,000 under such Loan (after giving effect to the shorter of (x) any applicable grace period and (y) five (5) Business Days or if such default is solely the result of administrative error or discrepancy on the part of the administrative agent with respect to such Loan, seven (7) Business Days); (c) an Obligor default under such Loan, together with the election by any agent or lender (including, without limitation, the Borrower) to accelerate such Loan or to enforce any of their respective rights or remedies under the applicable UCC or by other institution of legal or equitable proceedings, in each case pursuant to the applicable Underlying Instruments; provided that, the imposition of a default rate of interest shall not, absent acceleration or the enforcement of any other rights or remedies, constitute an Assigned Value Adjustment Event under this clause (c); (d) the occurrence of a Material Modification with respect to such Loan; (e) the failure to deliver any monthly reports, quarterly reports, annual reports or other financial statements (including unaudited financial statements) provided by the related Obligor by the earlier of (i) two (2) Business Days of the Borrower’s or Collateral Manager’s receipt thereof (after giving effect to any applicable grace period thereunder, such period not to exceed ten (10) days) and (ii) with respect to any (A) quarterly report or statement, within sixty (60) days after the end of the applicable quarter and (B) annual report or statement within one hundred twenty (120) days after the end of the applicable fiscal year (in each case, unless waived or otherwise agreed to by the Administrative Agent and the Required Lenders in their respective sole discretion) which failure has a material adverse effect on the ability to calculate the Net Senior Leverage Ratio or the Interest Coverage Ratio of the related Obligor; or (f) the occurrence of an Insolvency Event with respect to a related Obligor (unless such Obligor was immaterial, as determined by the Administrative Agent in its sole discretion). “Available Funds”: With respect to any Payment Date, all amounts on deposit in the Collection Account (including, without limitation, any Collections) as of the last day of the related Accrual Period, other than (x) Excluded Amounts and (y) amounts designated for the purchase of Eligible Loans pursuant to Section 2.14 with respect to which the related trade date (but not settlement date) has occurred. “Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. “Base Rate”: For any day, the rate per annum (rounded upward, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus ½ of 1% and (b) the Prime Rate in effect on such day. -7- USActive 55348338.2

“BDC Advisor”: Nuveen Churchill Advisors LLC, in its role as investment adviser to the Equity Investor, or any permitted successor thereto. “Benchmark Replacement”: The sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBOR Rate for Dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “Benchmark Replacement Adjustment”: With respect to any replacement of the LIBOR Rate with a Benchmark Replacement for each applicable Accrual Period, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes”: With respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Accrual Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement). “Benchmark Replacement Date”: The earlier to occur of the following events with respect to the LIBOR Rate: (i) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (x) the date of the public statement or publication of information referenced therein and (y) the date on which the administrator of the LIBOR Rate permanently or indefinitely ceases to provide the LIBOR Rate; or (ii) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. “Benchmark Transition Event”: The occurrence of one or more of the following events with respect to the LIBOR Rate: (a) public statement or publication of information by or on -8- USActive 55348338.2 behalf of the administrator of the LIBOR Rate announcing that such administrator has ceased or will cease to provide the LIBOR Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate; (b) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBOR Rate, a resolution authority with jurisdiction over the administrator for the LIBOR Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBOR Rate, which states that the administrator of the LIBOR Rate has ceased or will cease to provide the LIBOR Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate; or (c) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate announcing that the LIBOR Rate is no longer representative. “Benchmark Transition Start Date”: (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders. “Benchmark Unavailability Period”: If a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBOR Rate and solely to the extent that the LIBOR Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder in accordance with Section 12.1)and (y) ending at the time that a Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder pursuant to Section 12.1. “Beneficial Ownership Certification”: A certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230. “BHC Act Affiliate”: The meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Borrower”: The meaning specified in the Preamble. “Borrower Joinder Agreement”: The meaning given in Section 2.19(c). “Borrower’s Notice”: Any (a) Funding Notice or (b) Reinvestment Notice. -9- USActive 55348338.2

“Borrowing Base”: As of any Measurement Date, an amount equal to the least of: (a) the aggregate sum of (i) the sum of the products, for each Eligible Loan as of such date, of (A) the Applicable Percentage for each such Eligible Loan as of such date and (B) the Adjusted Borrowing Value of each such Eligible Loan as of such date, plus (ii) the amount on deposit in the Principal Collection Account as of such date, minus (iii) the Unfunded Exposure Equity Amount, plus (iv) the amount on deposit in the Unfunded Exposure Account; (b) (i) the aggregate Adjusted Borrowing Value of all Eligible Loans as of such date minus (ii) the Minimum Equity Amount plus (iii) the amount on deposit in the Principal Collection Account as of such date, minus (iv) the Unfunded Exposure Equity Amount, plus (v) the amount on deposit in the Unfunded Exposure Account; and (c) (i) the Facility Amount, minus (ii) the Unfunded Exposure Amount, plus (iii) the amount on deposit in the Unfunded Exposure Account. “Borrowing Base Certificate”: A certificate in the form of Exhibit A-4, prepared by the Collateral Manager. “Borrowing Base Deficiency”: A condition occurring on any date on which the Advances Outstanding exceed the Borrowing Base. “Breakage Costs”: With respect to any Lender and to the extent requested by such Lender in writing (which writing shall set forth in reasonable detail the basis for requesting any such amounts), any amount or amounts as shall compensate such Lender for any loss (excluding loss of anticipated profits), cost or expense actually incurred by such Lender as a result of the liquidation or re-employment of deposits or other funds required by the Lender if any payment by the Borrower of Advances Outstanding or Interest occurs on a date other than a Payment Date (for avoidance of doubt, the Breakage Costs in respect of any such payment by the Borrower on any Payment Date shall be deemed to be zero). All Breakage Costs shall be due and payable hereunder on each Payment Date in accordance with Section 2.7 and Section 2.8. The determination by the applicable Lender of the amount of any such loss, cost or expense shall be conclusive absent manifest error. “Business Day”: Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in New York, New York; Charlotte, North Carolina; or the United States location of the Collateral Agent’s Corporate Trust Office; provided that, if any determination of a Business Day shall relate to an Advance bearing interest at LIBOR, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market. For avoidance of doubt, if the offices of the Collateral Agent are authorized by applicable law, regulation or executive order to close on any day but such offices remain open on such day, such day shall not be a “Business Day.” “Capital Stock”: Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, limited liability company, any and all similar ownership interests in a Person (other than a corporation), and any and all warrants, rights or options to purchase any of the foregoing. -10- USActive 55348338.2

“Cash”: Cash or legal currency of the United States of America as at the time shall be legal tender for payment of all public and private debts. “Cash Interest Expense”: With respect to any Obligor for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” (exclusive of any Accreted Interest that, according to the term of the Underlying Instruments, can never be converted to cash interest that is due and payable prior to maturity) or any like caption reflected on the most recent financial statements delivered by such Obligor to the Borrower for such period. “Certificated Security”: The meaning specified in Section 8-102(a)(4) of the UCC. “Change of Control”: The Equity Investor ceases to own, of record, beneficially and directly, 100% of the Capital Stock of the Borrower. “Clearing Agency”: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act. “Clearing Corporation”: The meaning specified in Section 8-102(a)(5) of the UCC. “Code”: The Internal Revenue Code of 1986, as amended from time to time. “Collateral”: All of the Borrower’s right, title and interest in, to and under (in each case, whether now owned or existing, or hereafter acquired or arising) all “Accounts” (as defined in the UCC), General Intangibles, Instruments and Investment Property and any and all other property of any type or nature owned by it, including but not limited to: (a) all Loans, Permitted Investments and Equity Securities, all payments thereon or with respect thereto and all contracts to purchase, commitment letters, confirmations and due bills relating to any Loans, Permitted Investments or Equity Securities; (b) the Accounts and all Cash and Financial Assets credited thereto and all income from the investment of funds therein; (c) all Transaction Documents to which the Borrower is a party; (d) all funds delivered to the Collateral Agent (directly or through an Intermediary or custodian) (other than funds determined by the Administrative Agent in its sole discretion to be Excluded Amounts); and (e) all accounts, accessions, profits, income benefits, proceeds, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the Borrower described in the preceding clauses. “Collateral Account”: A Securities Account created and maintained on the books and records of the Securities Intermediary entitled “Collateral Account” in the name of one Borrower and subject to the Lien of the Collateral Agent for the benefit of the Secured Parties. -11- USActive 55348338.2

“Collateral Agent”: U.S. Bank, not in its individual capacity, but solely as Collateral Agent, its successor in interest pursuant to Section 7.3 or such Person as shall have been appointed Collateral Agent pursuant to Section 7.5. “Collateral Agent and Custodian Fee Letter”: The fee schedule of the Collateral Agent and the Custodian as accepted and acknowledged by the Borrower. “Collateral Agent Fee”: The fees, expenses and indemnities set forth as such in the Collateral Agent and Custodian Fee Letter and as provided for in this Agreement or any other Transaction Document. “Collateral Agent Termination Notice”: The meaning specified in Section 7.5. “Collateral Management Fee”: The fee payable to the Collateral Manager on each Payment Date in arrears in respect of each Accrual Period pursuant to Sections 2.7(a)(2) and (b)(2) or Section 2.8(2), as applicable, unless waived pursuant to Section 6.6, which fee shall be equal to the product of (a) the result obtained by dividing (x) the sum of the Outstanding Balances of all Loans owned by the Borrower on each day during such Accrual Period by (y) the number of days in such Accrual Period and (b) a rate equal to 0.75% per annum. “Collateral Management Report”: A statement substantially in the form of Exhibit K and signed by a Responsible Officer of the Collateral Manager including (A) for each such statement delivered on a Reporting Date, (a) a calculation of the Borrowing Base as of the immediately prior Determination Date, (b) the Loan Tape calculated as of the most recent Determination Date, (c) in any month in which a Payment Date occurs, amounts to be remitted pursuant to Section 2.7 or Section 2.8, as applicable, to the applicable parties (which shall include any applicable wiring instructions of the parties receiving payment), and (d) each other section of the Collateral Management Report as of the immediately prior Determination Date, and (B) for each other statement, (a) a calculation of the Borrowing Base as of such date of determination, (b) the Loan Tape calculated as of such date of determination, provided that it is understood that other sections of the Loan Tape shall be current only as of the last Determination Date. “Collateral Manager”: Prior to the A&R Effective Date, Nuveen Alternatives Advisors LLC, and from and after the A&R Effective Date, the meaning specified in the Preamble. “Collateral Manager Indemnified Party”: The meaning specified in Section 10.2. “Collateral Manager Reimbursable Expenses”: The meaning specified in Section 6.7. “Collateral Manager Standard”: The meaning specified in Section 6.2(e). “Collateral Manager Termination Event”: The occurrence of any one of the following: (a) any failure on the part of the Collateral Manager to duly observe or perform in any material respect the covenants or agreements of the Collateral Manager set forth in any Transaction Document to which the Collateral Manager is a party, which failure -12- USActive 55348338.2 continues unremedied for a period of thirty (30) days after the earlier to occur of (i) the date on which written notice of such failure shall have been delivered to the Collateral Manager by the Administrative Agent or the Borrower, and (ii) the date on which a Responsible Officer of the Collateral Manager acquires actual knowledge thereof; (b) an Insolvency Event shall occur with respect to the Collateral Manager; (c) the occurrence of a Change of Control with respect to the Collateral Manager; (d) the occurrence of an Event of Default; (e) any representation, warranty or certification made by the Collateral Manager in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect when made, which inaccuracy has a Material Adverse Effect on the Lenders and which continues to be unremedied for a period of thirty (30) days after the earlier to occur of (i) the date on which written notice of such inaccuracy shall have been given to the Collateral Manager by the Administrative Agent or the Borrower and (ii) the date on which a Responsible Officer of the Collateral Manager acquires actual knowledge thereof; (f) the occurrence or existence of any change with respect to the Collateral Manager which has a material and adverse effect on the Collateral Manager’s ability to perform its obligations under the Transaction Documents; (g) any failure by the Collateral Manager to deliver any Required Reports (other than any Required Reports not yet received by the Collateral Manager) required to be delivered by the Collateral Manager hereunder on or before the date occurring ten (10) Business Days after written notice of such failure or such request is delivered to the Collateral Manager by the Administrative Agent; (h) the failure of the Collateral Manager to make any payment when due (after giving effect to any related grace period) with respect to any borrowed money which exceeds $5,000,000 in the aggregate, or the occurrence of any event or condition that has resulted in the acceleration of such borrowed money, whether or not waived; (i) the rendering against the Collateral Manager of one or more final judgments, decrees or orders for the payment of money in excess of $5,000,000, individually or in the aggregate, and the Collateral Manager shall not have, within forty- five (45) days of the rendering thereof, (i) had any such judgment, decree or order dismissed, (ii) perfected a timely appeal of such judgment, decree or order and caused the execution of such judgment, decree or order to be stayed during the pendency of the appeal or (iii) satisfied or provided for the satisfaction of any such judgment, decree or order in accordance with its terms; (j) the Equity Investor shall fail to maintain (x) at least $16,500,000 of unencumbered liquidity (calculated as the sum of (i) cash or cash equivalents, (ii) advances or the equivalent thereof available under any revolving credit facility and (iii) uncalled -13- USActive 55348338.2 capital commitments, in each case which are not subject to any Liens (other than all asset liens) or which otherwise would be considered available for general corporate purposes in the reasonable determination of the Collateral Manager) and (y) its status as a “business development company” under the 1940 Act; (k) As of the end of any fiscal quarter, Nuveen Churchill Direct Lending Corp. fails to maintain an Asset Coverage Ratio at greater than or equal to 1.50:1:00; (l) Nuveen Churchill Direct Lending Corp. or an Affiliate thereof shall cease to be Collateral Manager hereunder; or (m) any failure by the Collateral Manager to deposit (or caused to be deposited) into the Collection Account any Collections received by it within two (2) Business Days of the date required in accordance with Section 2.9(a) (or, if such failure is solely due to administrative error by the Collateral Agent within two (2) Business Days following the earlier of notice to the Collateral Manager or actual knowledge of the Collateral Manager). “Collateral Manager Termination Notice”: The meaning specified in Section 6.11. “Collection Account”: A Securities Account created and maintained on the books and records of the Securities Intermediary entitled “Collection Account” in the name of one Borrower and subject to the Lien of the Collateral Agent for the benefit of the Secured Parties. The Collection Account shall have at least two sub-accounts, the Interest Collection Account and the Principal Collection Account. “Collection Date”: The date on which the Obligations have been irrevocably paid in full in accordance with Section 2.3(b) and Section 2.7 or 2.8, as applicable, and the Commitments have been irrevocably terminated in full pursuant to Section 2.3(a) or as a result of the end of the Reinvestment Period. “Collections”: (a) All Cash collections and other Cash proceeds of any Loan, including, without limitation or duplication, any Interest Collections, Principal Collections, amendment fees, late fees, prepayment fees, waiver fees or other amounts received in respect thereof (but excluding any Excluded Amounts) and (b) earnings on Permitted Investments or otherwise in any Account. For the avoidance of doubt, Advances shall not constitute Collections. “Commitment”: With respect to each Lender, the commitment of such Lender to make Advances in accordance herewith prior to the Reinvestment Period End Date, in an aggregate amount not to exceed the Facility Amount and, for each Lender, the amount opposite such Lender’s name set forth on Annex B hereto or on Schedule I to the Joinder Supplement relating to each such Lender. “Commitment Reduction Fee”: With respect to any reduction of the Facility Amount pursuant to Section 2.3(a), an amount equal to the product of (a) the amount of such reduction multiplied by (b) the applicable Commitment Reduction Percentage; provided, that no Commitment Reduction Fee shall be payable with respect to any reduction of the Facility Amount in connection with a securitization involving the Collateral. -14- USActive 55348338.2

“Commitment Reduction Percentage”: (a) On or prior to the first anniversary of the First Amendment Closing Date, 2.00% and (b) after the first anniversary of the First Amendment Closing Date, and on or prior to the second anniversary of the First Amendment Closing Date, 1.00%. “Contractual Obligation”: With respect to any Person, any provision of any securities issued by such Person or any mortgage, deed of trust, contract, undertaking, agreement, instrument or other material document to which such Person is a party or by which it or any of its property is bound or to which either is subject. “Corporate Trust Office”: The applicable designated corporate trust office of the Collateral Agent specified on Annex A hereto, or such other address within the United States as the Collateral Agent may designate from time to time by at least 30 days prior written notice to the Administrative Agent. “Covered Party”: Any Secured Party that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Custodian”: U.S. Bank, not in its individual capacity, but solely as Custodian, its successor in interest pursuant to Section 7.3 or such Person as shall have been appointed Custodian pursuant to Section 7.5. “Custodian Fee”: The fees, expenses and indemnities set forth as such in the Collateral Agent and Custodian Fee Letter and as provided for in this Agreement or any other Transaction Document. “Default”: Any event that, with the giving of notice or the lapse of time, or both, would (unless cured or waived in accordance with Section 12.1) become an Event of Default. “Default Right”: The meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender”: Any Lender that (i) has failed to fund any portion of the Advances required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (ii) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless such amount is the subject of a good faith dispute, (iii) has notified the Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or generally under other agreements in which it commits or is obligated to extend credit, or (iv) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or -15- USActive 55348338.2 has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. “Delayed Draw Loan”: A Loan that is (x) fully committed on the initial funding date of such Loan and (y) requires one or more future advances to be made by the Borrower and which does not permit the re-borrowing of any amount previously repaid by the related Obligor; provided that such loan shall only be considered a Delayed Draw Loan for so long as any future funding obligations remain in effect and only with respect to any portion which constitutes a future funding obligation. “Designated Loan”: Any Loan that the Administrative Agent, in its sole discretion, designates on the related Approval Notice as a “Designated Loan”. “Determination Date”: The 15th of each calendar month. “Discretionary Sale”: The meaning specified in Section 2.14(c). “Dollars”: Means, and the conventional “$” signifies, the lawful currency of the United States. “Domiciled”: With respect to any Obligor: (a) except as provided in clause (b) below, its country of organization; or (b) solely to the extent (x) designated by the Collateral Manager to the Administrative Agent prior to delivery of the related Approval Notice or (y) otherwise approved by the Administrative Agent in its sole discretion, the country in which, in the Collateral Manager’s good faith estimate, a substantial portion of its operations are located or from which a substantial portion of its revenue is derived, in each case directly or through subsidiaries (which shall be any jurisdiction and country known at the time of designation by the Collateral Manager to be the source of the majority of revenues, if any, of such Obligor). “Early Opt-in Election”: The occurrence of: (a) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that Dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 12.1 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBOR Rate, and (b) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent. “EBITDA”: With respect to the Relevant Test Period with respect to the related Loan, the meaning of “EBITDA,” “Adjusted EBITDA” or any comparable definition in the Underlying Instruments for such Loan, and in any case that “EBITDA,” “Adjusted EBITDA” or such comparable definition is not defined in such Underlying Instruments, an amount, for the Obligors on such Loan (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus (a) interest expense, (b) income taxes, (c) depreciation and amortization for such Relevant Test Period (to the extent deducted in determining earnings from continuing operations for such period), (d) amortization of -16- USActive 55348338.2 intangibles (including, but not limited to, goodwill, financing fees and other capitalized costs), other non-cash charges and organization costs, (e) extraordinary losses in accordance with GAAP, (f) one-time, non-recurring non-cash charges consistent with the compliance statements and financial reporting packages provided by the Obligors, and (g) any other item the Borrower and the Administrative Agent mutually deem to be appropriate. “Effective Equity”: As of any day, the greater of (a) the sum of (i) the products, for each Eligible Loan as of such date, of the Adjusted Borrowing Value of each such Eligible Loan as of such date, plus (ii) the amount on deposit in the Principal Collection Account, plus (iii) the amount on deposit in the Unfunded Exposure Account minus (iv) the Unfunded Exposure Equity Amount minus (v) the aggregate principal amount of all Advances Outstanding and (b) $0. “Eligible Loan”: Each Loan which complies with each of the following eligibility requirements (unless, at the written request of the Borrower or the Collateral Manager on behalf of the Borrower, the Administrative Agent and the Required Lenders in their respective sole discretion agree to waive any such eligibility requirement with respect to such Loan): (a) such Loan has been approved by the Administrative Agent in its sole discretion as evidenced by an Approval Notice delivered by the Administrative Agent with respect to such Loan; (b) such Loan is a Middle Market Loan or a Second Lien Loan which has been assigned to the Borrower pursuant to an assignment agreement either (i) complying with the related Underlying Instruments or (ii) on the LSTA standard assignment form; (c) [reserved]; (d) after giving effect to the Borrower’s acquisition thereof, the Borrower has good and marketable title to, and is the sole owner of, such Loan, and the Borrower has granted to the Collateral Agent for the benefit of the Secured Parties a valid and perfected first priority (subject to Permitted Liens) security interest in such Loan and the related Collections and Underlying Instruments; (e) each Obligor with respect to such Loan is an Eligible Obligor; (f) such Loan is payable in Dollars and does not permit the currency in which such Loan is payable to be changed; (g) such Loan complies with each of the representations and warranties made by the Borrower and the Collateral Manager in the Transaction Documents with respect thereto and all written factual information (other than projections, forward-looking information, general economic data or industry information and with respect to any information or documentation prepared by the Collateral Manager or one of its Affiliates for internal use or consideration, statements as to (or the failure to make a statement as to) the value of, collectability of, prospects of or potential risks or benefits associated with a Loan or Obligor) provided by the Borrower or the Collateral Manager with respect to such Loan is true and correct in all material respects after giving effect to any updates thereto (or, with respect to information relating to third parties, is true and correct in all material -17- USActive 55348338.2 respects to the actual knowledge of the Collateral Manager) as of the date such information is provided; (h) such Loan and any Underlying Assets (and, with respect to clause (i), the acquisition thereof and granting of a security interest to the Collateral Agent therein) (i) will comply with and will not violate in any material respect any Applicable Law or (ii) will not cause any Lender (as notified to the Borrower and the Collateral Manager by such Lender in its commercially reasonable judgment) to fail to comply with any request or directive from any Governmental Authority having jurisdiction over such Lender; (i) such Loan and the Underlying Instruments related thereto, are eligible (after giving effect to the provisions of Sections 9-406 and 9-408 of the UCC) to be sold, assigned or transferred to the Borrower and to have a security interest therein granted to the Collateral Agent, as agent for the Secured Parties, and neither the sale, transfer or assignment of such Loan to the Borrower, nor the granting of a security interest hereunder to the Collateral Agent, violates, conflicts with or contravenes (and are permitted by) any contractual or other restriction, limitation or encumbrance or materially violates, conflicts with or contravenes any Applicable Law; (j) as of the date the Borrower acquired such Loan, it is not the subject of an offer of exchange or tender by the related Obligor for Cash, securities or any other type of consideration, and has not been called for redemption or tender into any other security or property that is not, on the date of such investment, a Loan; (k) as of the date the Borrower acquired such Loan, it (A) is not an Equity Security and (B) does not provide by its terms for the conversion or exchange into an Equity Security at any time on or after the date it is included as part of the Collateral; (l) unless agreed to by the Administrative Agent in its sole discretion, no interest required by the related Underlying Instruments to be paid in Cash has previously been deferred or capitalized as principal and not subsequently paid in full; (m) the repayment of such Loan is not subject to material non-credit related risk (for example no payment is expressly contingent upon the nonoccurrence of a catastrophe), as reasonably determined by the Collateral Manager in accordance with the Collateral Manager Standard on the date the Borrower acquired such Loan; (n) the acquisition of such Loan will not cause the Borrower or the pool of Collateral to be required to register as an investment company under the 1940 Act; (o) such Loan is not principally secured by Margin Stock; (p) such Loan provides for a fixed amount of principal payable in Cash no later than its stated maturity; (q) such Loan provides for periodic payments of interest in Cash (x) at a rate of at least 2.00% per annum and (y) no less frequently than semi-annually; -18- USActive 55348338.2

(r) such Loan gives rise only to payments that are not subject to any tax (other than income taxes) unless the Obligor thereon is required under the terms of the related Underlying Instrument to make “gross up” payments that cover the full amount of such withholding tax on an after tax basis; (s) the primary Underlying Asset for such Loan is not real property and such Loan was not underwritten as a mortgage loan; (t) such Loan and the related Underlying Instruments, (i) are in full force and effect and constitute the legal, valid and binding obligation of the related Obligor and each material guarantor of such Obligor’s obligations thereunder and enforceable against such Obligor and each such material guarantor in accordance with their terms, subject to usual and customary bankruptcy, insolvency and equity limitations and (ii) contain provisions substantially to the effect that the Obligor’s and each material guarantor’s payment obligations thereunder are absolute and unconditional without any right of rescission, setoff, counterclaim or defense for any reason against the Borrower or any assignee; (u) as of the related trade date, such Loan has an original term to stated maturity that does not exceed ninety-six (96) months; (v) (i) the Custodian has received (or, in accordance with Section 14.2(a), will receive) the related Required Loan Documents and (ii) a servicing and management files are held at the Collateral Manager’s principal place of business; (w) as of the date the Borrower acquired such Loan, it was not in default in payment of principal or interest after giving effect to any applicable cure periods; (x) as of the date the Borrower acquired such Loan, there is no default, breach, violation or event or condition which would give rise to a right of acceleration existing under the related Underlying Instruments and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event or condition which would give rise to a right of acceleration; (y) the Underlying Instruments for such Loan do not contain a confidentiality provision that would prohibit the Collateral Agent, the Administrative Agent or any Lender from accessing all necessary information (as required to be provided pursuant to the Transaction Documents) with regard to such Loan if such Persons agree to comply with customary and market confidentiality provisions; (z) as of the date the Borrower acquired such Loan, if such Loan is one of a number of loans made to the same Obligor at the same seniority in such Obligor’s capital structure, such Loan and all such other loans contain standard cross-collateralization and cross-default or cross-acceleration provisions; (aa) the rights to service, administer and enforce all rights and remedies under the related Underlying Instruments inure to the benefit of the holder of such Loan or its designee (including the administrative agent for such Loan); -19- USActive 55348338.2

(bb) no related Obligor is subject to an Insolvency Proceeding; (cc) as of the related trade date, the sum of the Adjusted Borrowing Value of all Eligible Loans made to the related Obligor and its Affiliates do not exceed $7,000,000, except that (i) the sum of the Adjusted Borrowing Value of all Eligible Loans to one (1) Obligor and its Affiliates may be up to $10,500,000 and (ii) the sum of the Adjusted Borrowing Value of all Eligible Loans to five (5) Obligors and their respective Affiliates (not including the Obligor specified in clause (i)) may each be up to $8,750,000; (dd) as of the related trade date, the sum of the Adjusted Borrowing Value of all Eligible Loans that are fixed-rate Loans does not exceed the greater of (i) 10% of the aggregate Outstanding Balance of all Loans plus the amount on deposit (including Permitted Investments) in the Principal Collection Account and (ii) $11,000,000; (ee) as of the related trade date, the Unfunded Exposure Amount (plus the aggregate funded principal balance of all revolving loans) does not exceed the greater of (i) 10% of the aggregate Outstanding Balance of all Loans plus the amount on deposit (including Permitted Investments) in the Principal Collection Account and (ii) $11,000,000; (ff) as of the related trade date, the sum of the Adjusted Borrowing Value of all Eligible Loans that are Second Lien Loans does not exceed the greater of (i) 10% of the aggregate Outstanding Balance of all Loans plus the amount on deposit (including Permitted Investments) in the Principal Collection Account and (ii) $11,000,000; (gg) as of the related trade date, the sum of the Adjusted Borrowing Value of all Eligible Loans which pay interest less frequently than quarterly does not exceed the greater of (i) 5% of the aggregate Outstanding Balance of all Loans plus the amount on deposit (including Permitted Investments) in the Principal Collection Account and (ii) $5,500,000; (hh) as of the related trade date, the sum of the Adjusted Borrowing Value of all Eligible Loans which are domiciled in Canada does not exceed the greater of (i) 5% of the aggregate Outstanding Balance of all Loans plus the amount on deposit (including Permitted Investments) in the Principal Collection Account and (ii) $5,500,000; (ii) such Loan, together with the Underlying Instruments related thereto, (i) is not subject to, or the subject of any written assertions in respect of, any material litigation, dispute or offset; (jj) to the knowledge of the Borrower, the Obligor with respect to such Loan (and each other material guarantor of such Obligor’s obligations thereunder) had full legal capacity to execute and deliver the related Underlying Instruments; (kk) the Borrower has all necessary licenses and permits to purchase and own such Loan and enter into the applicable Underlying Instruments as a lender in the State where such Obligor is located except where the failure to have such licenses or permits would not have a material adverse effect on the Borrower or any Secured Party; -20- USActive 55348338.2

(ll) neither the related Obligor, any other party obligated with respect to such Loan or any Governmental Authority has alleged in writing that such Loan or any related Underlying Instrument is illegal or unenforceable; (mm) such Loan requires the related Obligor to maintain the Underlying Assets for such Loan in good repair and to maintain adequate insurance with respect thereto; (nn) such Loan and any Underlying Assets have not, and will not, be used by the related Obligor in any manner or for any purpose that would result in any material risk of liability being imposed upon the Borrower or any Secured Party under any Applicable Law; and (oo) if such Loan is a Middle Market Loan, such Loan contains a covenant by the Obligor thereunder to comply with one or more financial covenants that test for either a cash component (interest coverage ratio, fixed charge coverage ratio, etc.) or a leverage covenant (net debt ratio, total debt ratio, etc.) during each reporting period regardless of whether or not the borrower has taken any specific action. “Eligible Obligor”: On any date of determination, any Obligor that: (a) is (i) a business organization (and not a natural person) duly organized and validly existing under the laws of its jurisdiction and (ii) Domiciled in the United States or any State thereof or Canada or any territory thereof; (b) is a legal operating entity or holding company; (c) has not entered into the Loan primarily for personal, family or household purposes; (d) if such Obligor is the primary Obligor, is not a Governmental Authority; (e) is not an Affiliate of, or controlled by, the Borrower; (f) as of the date the Borrower acquired the related Loan, the Obligor has evidenced EBITDA for the most recent twelve month reporting period of not less than $5,000,000 for the twelve month period then ending; and (g) is not (and has not been for at least three years) the subject of an Insolvency Event, and, as of the date the Borrower acquired such Loans, such Obligor is not in financial distress and has not experienced a material adverse change in its condition, financial or otherwise (as determined by the Collateral Manager). “Employee Plan”: At any time, an “employee pension benefit plan” as defined in Section 3(2) of ERISA that is subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA (other than a Multiemployer Plan). “Equity Investor”: Nuveen Churchill Direct Lending Corp. (f/k/a Nuveen Churchill BDC Inc.) -21- USActive 55348338.2

“Equity Security”: Any stock or similar security, certificate of interest or participation in any profit sharing agreement, preorganization certificate or subscription, transferable share, voting trust certificate or certificate of deposit for an equity security, limited partnership interest, interest in a joint venture, or certificate of interest in a business trust; any security future on any such security; or any security convertible, with or without consideration into such a security, or carrying any warrant or right to subscribe to or purchase such a security; or any such warrant or right; or any put, call, straddle, or other option or privilege of buying such a security from or selling such a security to another without being bound to do so. “ERISA”: The United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated or issued thereunder. “ERISA Affiliate”: Each person (as defined in Section 3(9) of ERISA) that is a member of a controlled group that includes or is under common control with, the Borrower, within the meaning of Section 414(b), (c), (m) or (o) of the Code. “Eurodollar Disruption Event”: The occurrence of any of the following: (a) any Lender shall have notified the Administrative Agent, the Collateral Agent, the Collateral Manager and the Borrower of a determination by such Lender that it would be contrary to law or to the directive of any central bank or other Governmental Authority (whether or not having the force of law) to obtain Dollars in the London interbank market to fund any Advance, (b) any Lender shall have notified the Administrative Agent, the Collateral Agent, the Collateral Manager and the Borrower of a determination by such Lender that the rate at which Dollars are being offered to such Lender in the London interbank market does not accurately reflect the cost to such Lender of making, funding or maintaining any Advance or (c) any Lender shall have notified the Administrative Agent, the Collateral Agent, the Collateral Manager and the Borrower of the inability of such Lender, as applicable, to obtain Dollars in the London interbank market to make, fund or maintain any Advance. “Events of Default”: The meaning specified in Section 9.1. “Excepted Persons”: The meaning specified in Section 12.13(a). “Exchange Act”: The United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Amounts”: (i) Any amount received in the Collection Account with respect to any Loan included as part of the Collateral, which amount is attributable to the reimbursement of payment by the Borrower of any Tax, fee or other charge imposed by any Governmental Authority on such Loan or on any Underlying Assets, (ii) any interest or fees (including origination, agency, structuring, management or other up-front fees) that are for the account of any Person from whom the Borrower purchased such Loan (including, without limitation, interest accruing prior to the date such Loan is purchased by the Borrower), (iii) solely to the extent originally paid from amounts other than Collections, any reimbursement of insurance premiums or other reasonable and customary expenses paid by the Borrower in connection with such Loan, (iv) any escrows relating to Taxes, insurance and other amounts in connection with Loans which are held in an escrow account for the benefit of the Obligor and the secured party -22- USActive 55348338.2 pursuant to escrow arrangements under Underlying Instruments or (v) any amount deposited into the Collection Account in error, in each case as determined by the Administrative Agent. “Excluded Taxes”: Any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Obligations or Commitments pursuant to a law in effect on the date on which (i) such Lender acquires such interest (other than pursuant to an assignment effected in accordance with Section 2.18 or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Lender’s failure to comply with Section 2.13(f) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Borrower”: The meaning specified in the Preamble. “Existing Loan and Security Agreement”: The meaning specified in the Preamble. “Expense Reserve Account”: A Securities Account created and maintained on the books and records of the Securities Intermediary entitled “Expense Reserve Account” in the name of one Borrower and subject to the Lien of the Collateral Agent for the benefit of the Secured Parties. “Expense Reserve Account Amount”: At any time, an amount equal to $50,000 minus the available balance of each Expense Reserve Account at such time. “Facility Amount”: $275,000,000, as such amount may vary from time to time pursuant to Section 2.3 hereof; provided that on or after the Reinvestment Period End Date, the Facility Amount shall mean the Advances Outstanding. “Facility Attachment Ratio”: As of any date of determination, with respect to (a) any Designated Loan an amount equal to the product of (i) its Total Net Leverage Ratio, (ii) its Applicable Percentage and (iii) its Assigned Value, (b) any Second Lien Loan, the sum of (i) its Net Senior Leverage Ratio and (ii) the product of (A) its Total Net Leverage Ratio less its Net Senior Leverage Ratio, (B) its Applicable Percentage and (C) its Assigned Value, or (c) any other Loan, an amount equal to the product of (i) its Net Senior Leverage Ratio, (ii) its Applicable Percentage and (iii) its Assigned Value. “Facility Maturity Date”: October 28, 2025. “FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official -23- USActive 55348338.2 interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreements and any law or regulations implementing any intergovernmental agreement or approach thereto. “FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto. “Federal Funds Rate”: For any period, a fluctuating interest per annum rate equal, for each day during such period, to the weighted average of the overnight federal funds rates as reported in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. on such day. “Federal Reserve Bank of New York’s Website”: The website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Fee Letter”: Each fee letter entered into from time to time between the Borrower and one or more Lenders and/or the Administrative Agent, as the same may be amended, restated, modified or supplemented from time to time. “Fees”: All fees required to be paid by the Borrower pursuant to this Agreement and the Fee Letter. “Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC. “Financial Sponsor”: Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. “First Amendment Closing Date”: October 28, 2020. “First Lien Loan”: A Middle Market Loan. “Fitch”: Fitch Ratings, Inc. or any successor thereto. “Foreign Lender”: A Lender that is not a U.S. Person. “Funding Date”: With respect to any Advance, the Business Day of receipt by the Administrative Agent and Collateral Agent of a Funding Notice and other required deliveries in accordance with Section 2.2. “Funding Notice”: A notice in the form of Exhibit A-1 requesting an Advance, including the items required by Section 2.2. -24- USActive 55348338.2

“GAAP”: Generally accepted accounting principles as in effect from time to time in the United States. “General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC. “Governing Documents”: (a) With respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement, and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person. “Guarantee Obligation”: As to any Person (the “guaranteeing person”), any obligation of such guaranteeing person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term “Guarantee Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The terms “Guarantee” and “Guaranteed” used as a verb shall have a correlative meaning. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. “Highest Required Investment Category”: (a) With respect to ratings assigned by Moody’s, “Aa2” or “P-1” for one-month instruments, “Aa2” and “P-1” for three-month -25- USActive 55348338.2 instruments, “Aa3” and “P-1” for six-month instruments and “Aa2” and “P-1” for instruments with a term in excess of six months, (b) with respect to rating assigned by S&P, “A-1” for short-term instruments and “A” for long-term instruments, and (c) with respect to rating assigned by Fitch (if such investment is rated by Fitch), “F-1+” for short-term instruments and “AAA” for long-term instruments. “Increased Costs”: Any amounts required to be paid by the Borrower to an Indemnified Party pursuant to Section 2.12. “Indebtedness”: With respect to (x) any Obligor if “Indebtedness” or any comparable definition is set forth in the Underlying Instruments for the related Loan, such definition or (y) otherwise, without duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of Property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person, (d) all liabilities secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (e) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (d) above. The amount of any Indebtedness under clause (d) shall be equal to the lesser of (A) the stated amount of the relevant obligations and (B) the fair market value of the Property subject to the relevant Lien. The amount of any Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. “Indemnified Amounts”: The meaning specified in Section 10.1(a). “Indemnified Parties”: The meaning specified in Section 10.1(a). “Indemnified Taxes”: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indorsement”: The meaning specified in Section 8-102(a)(11) of the UCC, and “Indorsed” has a corresponding meaning. “Insolvency Event”: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction over such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree, order or appointment shall remain unstayed and in effect for a period of sixty (60) consecutive days, (b) the commencement by such Person or its -26- USActive 55348338.2 shareholder of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, (c) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, (d) the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing or (e) the shareholder of the Borrower shall pass a resolution to have the Borrower wound up on a voluntary basis. “Insolvency Laws”: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, winding up, administration, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally. “Insolvency Proceeding”: Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event. “Instrument”: The meaning specified in Section 9-102(a)(47) of the UCC. “Interest”: For each Accrual Period and the Advances Outstanding, the sum of the products (for each day during such Accrual Period) of: IR x P x 1/D where: IR = the Interest Rate applicable on such day; P = the Advances Outstanding on such day; D = 360 days (or, to the extent the Interest Rate is the Base Rate, 365 or 366 days, as applicable). provided that, (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law, and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason. “Interest Collection Account”: A sub-account of the Collection Account created and maintained on the books and records of the Securities Intermediary entitled “Interest Collection Account” in the name of one Borrower and subject to the Lien of the Collateral Agent for the benefit of the Secured Parties. -27- USActive 55348338.2

“Interest Collections”: All (a) payments of interest and delayed compensation (representing compensation for delayed settlement) received in Cash by or on behalf of the Borrower on the Collateral, including the accrued interest received in connection with a sale thereof, (b) principal and interest payments received by or on behalf of the Borrower on Permitted Investments purchased with Interest Collections and (c) all amendment and waiver fees, late payment fees, prepayment fees, ticking fees and other fees received by the Borrower; provided that Interest Collections shall not include (x) Sale Proceeds representing accrued interest that are applied toward payment for accrued interest on the purchase of a Loan, (y) interest received in respect of a Loan (including in connection with any sale thereof), which interest was purchased with Principal Collections and (z) any trading gains received, net of any trading losses incurred, by the Borrower in connection with sales and dispositions of Loans. “Interest Coverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Interest Coverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Interest Coverage Ratio” or comparable definition, the ratio of (i) EBITDA to (ii) Cash Interest Expense of such Obligor as of such Relevant Test Period, as calculated by the Collateral Manager (on behalf of the Borrower) in good faith. “Interest Rate”: (a) The LIBOR Rate plus (b) the Applicable Spread; provided that, upon and during the occurrence of a Eurodollar Disruption Event, with respect to the Advances owing to such Lender, “Interest Rate” shall mean the Base Rate plus the Applicable Spread. “Intermediary”: (a) A Clearing Corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity, which in each case is not an Affiliate of the Borrower or the Collateral Manager. “Investment”: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Loans, Permitted Investments and the acquisition of Equity Securities otherwise permitted by the terms hereof which are related to such Loans. “Investment Property”: The meaning specified in Section 9-102(a)(49) of the UCC. “Joinder Supplement”: An agreement among the Borrower, a Lender and the Administrative Agent in the form of Exhibit H to this Agreement (appropriately completed) delivered in connection with a Person becoming a Lender hereunder after the A&R Effective Date, as contemplated by Section 2.1(d), a copy of which shall be delivered to the Collateral Agent and the Collateral Manager. “Lenders”: The meaning specified in the Preamble, including Wells Fargo Bank, National Association (“Wells Fargo”) and each financial institution which may from time to time become a Lender hereunder by executing and delivering a Joinder Supplement to the -28- USActive 55348338.2

Administrative Agent, the Collateral Agent, the Collateral Manager and the Borrower as contemplated by Section 2.1(d). “LIBOR Rate”: For any day during the applicable Accrual Period with respect to each Advance, the greater of (I) zero and (II)(a) the rate per annum appearing on Reuters Screen LIBOR01 Page (or any successor or substitute page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m., London time, for such day; provided that, if such day is not a Business Day, the immediately preceding Business Day, for a one-month maturity; (b) if no rate specified in clause (a) of this definition so appears, the rate per annum (rounded, if necessary, to the nearest 1/100 of 1%) equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such Accrual Period) for a one-month maturity determined as of approximately 11:00 a.m. London time on such day; and (c) if no rate specified in clause (a) or (b) of this definition so appears on Reuters Screen LIBOR01 Page (or any successor or substitute page), the interest rate per annum determined by the Administrative Agent at which dollar deposits of $5,000,000 and for a three-month maturity are offered by the principal London office of Wells Fargo in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, for such day. “Lien”: Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person’s assets or properties in favor of any other Person. “Loan”: Any commercial loan or note which the Borrower acquires from a third party in the ordinary course of its business. “Loan Checklist”: An electronic or hard copy, as applicable, of a checklist in the form of Exhibit J delivered by or on behalf of the Borrower to the Custodian for each Loan of all related Required Loan Documents, which shall also specify whether such document is an original or a copy. “Loan File”: With respect to each Loan, a file containing (a) each of the documents and items as set forth on the Loan Checklist with respect to such Loan and (b) duly executed originals or if the original is not available to the Borrower, a copy of any other relevant records relating to such Loans and the Underlying Assets pertaining thereto. “Loan Register”: The meaning specified in Section 5.3(j). “Loan Tape”: The loan tape to be delivered in connection with each Collateral Management Report, which tape shall include (but not be limited to) the aggregate Outstanding Balance of all Loans and, with respect to each Loan, the following information: (a) name and number of the related Obligor; (b) calculation of the Net Senior Leverage Ratio for the Relevant Test Period immediately prior to the date of the applicable Approval Notice and for the most recent Relevant Test Period, as calculated and delivered by the related Obligor or, if not calculated and delivered by such Obligor, as calculated by the Collateral Manager in its commercially reasonably determination; -29- USActive 55348338.2

(c) calculation of the Interest Coverage Ratio for the Relevant Test Period immediately prior to the date of the applicable Approval Notice and for the most recent Relevant Test Period, as calculated and delivered by the related Obligor or, if not calculated and delivered by such Obligor, as calculated by the Collateral Manager in its commercially reasonably determination; (d) calculation of the Total Net Leverage Ratio for the most recent Relevant Test Period, as calculated and delivered by the related Obligor or, if not calculated and delivered by such Obligor, as calculated by the Collateral Manager in its commercially reasonably determination; (e) collection status (number of days past due); (f) loan status (whether in default or on non-accrual status); (g) scheduled maturity date; (h) loan rate of interest (and reference rate, if applicable); (i) LIBOR floor (if applicable); (j) Outstanding Balance; (k) face value; (l) Assigned Value; (m) Purchase Price; (n) Moody’s Obligor rating (if available); (o) S&P Obligor rating (if available); (p) whether such Loan has been subject to an Assigned Value Adjustment Event (and of what type); (q) whether such Loan has been subject to any waiver, amendment, restatement, supplement or other modification (and whether such action constitutes a Material Modification); (r) the date on which such Loan was acquired by the Borrower; (s) whether the Loan is a fixed rate Loan or a floating rate Loan; (t) payment frequency; (u) Obligor’s domicile; -30- USActive 55348338.2

(v) trailing twelve month EBITDA (and the date as of which such calculation was made), as calculated and delivered by the related Obligor or, if not calculated and delivered by such Obligor, as calculated by the Collateral Manager in its commercially reasonably determination; (w) Loan type (Middle Market Loan or Second Lien Loan); (x) the applicable industry classification group set forth on Schedule IV; (y) Tranche Size; and (z) whether such Loan is a Delayed Draw Loan or a Revolving Loan. “Margin Stock”: “Margin Stock” as defined under Regulation U. “Material Adverse Effect”: With respect to any event or circumstance, a material adverse effect on (a) the business, assets, financial condition, management conditions (financial or otherwise), operations, performance or properties of the Collateral Manager, (b) the business, financial condition, management conditions (financial or otherwise), operations or performances of the Borrower excluding any such change resulting from any change in value or performance of all or any part of the Collateral, (c) the validity, enforceability or collectability of this Agreement or any other Transaction Document or the validity, enforceability or collectability of the Loans generally or any material portion of the Loans, (d) the rights and remedies of the Collateral Agent, the Administrative Agent and the Lenders with respect to matters arising under this Agreement or any other Transaction Document, (e) the ability of each of the Borrower or the Collateral Manager, as applicable, to perform its respective obligations under any Transaction Document to which it is a party, or (f) the status, existence, perfection, priority or enforceability of the Collateral Agent’s Lien on the Collateral. “Material Modification”: Any amendment or waiver of, or modification or supplement to, an Underlying Instrument governing an Eligible Loan executed or effected on or after the date on which such Loan is transferred to the Borrower, that: (a) reduces, waives or forgives any or all of the principal amount due under such Loan or any lenders’ rights to payment of principal as and when due thereunder has been waived or delayed or lenders thereunder have agreed to forbear from enforcing their rights to such payment (including any scheduled or required excess cash flow sweeps); (b) waives one or more interest payments, reduces the amount of interest due with respect to such Loan or permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Loan; provided that no such reduction shall be a Material Modification with respect to any Loan that utilizes grid pricing to the extent such reduction is in accordance with the provisions of the Underlying Instruments for such Loan; (c) extends or delays (i) the stated maturity date of such Loan or (ii) any required or scheduled amortization; -31- USActive 55348338.2

(d) contractually or structurally subordinates such Loan by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than Permitted Liens) on any of the Underlying Assets securing such Loan; (e) substitutes, alters or releases (other than as permitted by such Underlying Instruments) all or any material portion of the Underlying Assets securing such Loan, if such substitution, alteration or release, as determined in the sole reasonable discretion of the Administrative Agent, materially and adversely affects the value of such Loan; provided, that the foregoing shall not apply to any such release in conjunction with a relatively contemporaneous disposition by the related Obligor accompanied by a mandatory reinvestment of the applicable net proceeds or mandatory repayment of such Loan with all of such net proceeds; or (f) amends, waives, forbears, supplements or otherwise modifies in any way the definition of “Net Senior Leverage Ratio”, “Total Net Leverage Ratio” or “Interest Coverage Ratio” or any respective comparable definitions in its Underlying Instruments (including any adjustment to “EBITDA” or “Adjusted EBITDA” or any respective comparable definitions) or the definition of any component thereof in a manner that, in the sole discretion of the Administrative Agent, is materially adverse to any Lender; provided that in connection with any Revenue Recognition Implementation or any Operating Lease Implementation, the Administrative Agent may waive any Material Modification resulting from such implementation pursuant to this clause (f). “Measurement Date”: Each of the following: (i) each Determination Date; (ii) the date of any Borrower’s Notice; (iii) the date of any Discretionary Sale, Optional Sale, Reinvestment or Substitution, (iv) the date that a Responsible Officer of the Collateral Manager has actual knowledge of the occurrence of any Assigned Value Adjustment Event; (v) the date that the Assigned Value of any Loan is adjusted; (vi) the date as of which any Collateral Management Report, as provided for in Section 6.8, is calculated, (vii) the date on which any Lender becomes a party hereto, and (viii) each other date requested by the Administrative Agent. “Middle Market Loan”: A Loan that, as of the date the Borrower acquires such Loan, (i) is not (and cannot by its terms become) subordinate in right of payment to any obligation of the related Obligor (except with respect to liquidation preferences, if any, for trade claims, working capital facilities, purchase money indebtedness, capitalized leases and other similar obligations in respect of certain specified pledged collateral, if any) in any bankruptcy, reorganization, insolvency, moratorium or liquidation proceedings, (ii) is secured by a pledge of collateral, which security interest is validly perfected and first priority under Applicable Law (subject to Liens permitted by the applicable Underlying Instruments as of the date of the related Approval Notice and Liens accorded priority by law in favor of the United States or any State or agency), and (iii) has a value of collateral, as determined in good faith by the Collateral Manager, securing such Loan which, together with other attributes of the related Obligor (including its enterprise value), equals or exceeds the outstanding principal balance of the loan plus the aggregate outstanding principal balances of all other loans of equal or higher seniority secured by the same collateral. -32- USActive 55348338.2

“Minimum Equity Amount”: $55,000,000; provided the Minimum Equity Amount shall increase to $60,000,000 at any time the Adjusted Borrowing Value first exceeds $250,000,000. “Moody’s”: Moody’s Investors Service, Inc., and any successor thereto. “Multiemployer Plan”: A “multiemployer plan” as defined in Section 4001(a)(3) of ERISA that is subject to ERISA. “New Borrower”: The meaning given in Section 2.19. “Net Senior Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Net Senior Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Net Senior Leverage Ratio” or comparable definition, the ratio of (i) the senior Indebtedness (including, without limitation, such Loan) of the applicable Obligor as of the date of determination minus the Unrestricted Cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower or the Collateral Manager in good faith. “Non-Usage Fee”: The meaning set forth in the applicable Fee Letter. “Noteless Loan”: A Loan with respect to which the Underlying Instruments either (i) do not require the Obligor to execute and deliver a promissory note to evidence the indebtedness created under such Loan or (ii) require execution and delivery of such a promissory note only upon the request of any holder of the indebtedness created under such Loan, and as to which the Borrower has not requested a promissory note from the related Obligor. “Notice of Exclusive Control”: The meaning specified in each Securities Account Control Agreement. “Nuveen”: Nuveen Alternatives Advisors LLC. “Obligations”: The unpaid principal amount of, and accrued interest (including, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Advances Outstanding and all other payment obligations and liabilities of the Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with any Transaction Document, and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable and documented fees and disbursements of counsel to the Administrative Agent, the Collateral Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Transaction Documents) or otherwise. -33- USActive 55348338.2

“Obligor”: With respect to any Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Loan, including any guarantor thereof. For purposes of determining whether any Obligor is an Eligible Obligor, all Loans included as part of the Collateral or to be transferred to the Collateral the Obligor of which is an Affiliate of another Obligor shall be aggregated with all Loans of such Affiliate Obligor. “Offer”: A tender offer, voluntary redemption, exchange offer, conversion or other similar action. “Officer’s Certificate”: A certificate signed by a Responsible Officer of the Person providing the applicable certification, as the case may be. “Operating Lease Implementation”: The implementation by an Obligor of IFRS 16/ASC 842. “Opinion of Counsel”: A written opinion of nationally recognized counsel, which opinion and counsel are acceptable to the Administrative Agent in its reasonable discretion. “Optional Sale”: The meaning specified in Section 2.14(d). “Original Closing Date”: October 28, 2015. “Other Connection Taxes”: With respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Obligation or Transaction Document). “Other Taxes”: All present or future stamp, court or documentary, intangible, mortgage, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.18). “Outstanding Balance”: With respect to any Loan as of any date of determination, the outstanding principal balance of any advances or loans made by the Borrower to the related Obligor pursuant to the related Underlying Instruments as of such date of determination (exclusive of any interest and Accreted Interest). “Participant Register”: The meaning specified in Section 12.16(d). “Payment Date”: Quarterly on the 27th day of each January, April, July and October (or, if such day is not a Business Day, the next succeeding Business Day), commencing in January 2016. “Payment Duties”: The meaning specified in Section 7.2(b)(vii). -34- USActive 55348338.2

“Pension Plans”: “Employee pension benefit plans,” as such term is defined in Section 3(2) of ERISA which are subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code and maintained by the Borrower, or in which employees of the Borrower are entitled to participate, other than a Multiemployer Plan. “Permitted Investments”: Cash or negotiable instruments, securities or other investments, which may include obligations or securities of issuers for which the Collateral Agent or an Affiliate of the Collateral Agent provides services or receives compensation that (i) except in the case of demand or time deposits and investments in money market funds, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (ii) as of any date of determination, mature by their terms on or prior to the Business Day preceding the next Payment Date, and (iii) evidence: (a) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States); (b) demand deposits, time deposits, bank deposit products of or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Borrower’s investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Fitch and each Rating Agency in the Highest Required Investment Category granted by Fitch and such Rating Agency; (c) commercial paper, or other short term obligations, having, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by each Rating Agency and Fitch; (d) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody’s and S&P of “P-1” and “A-1”, respectively, and if rated by Fitch, from Fitch of “F-1+”; (e) investments in taxable money market funds or other regulated investment companies having, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from each Rating Agency and Fitch (if rated by Fitch); or (f) time deposits (having maturities of not more than 90 days) by an entity the commercial paper of which has, at the time of the Borrower’s investment or contractual -35- USActive 55348338.2 commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency and Fitch.; provided, that notwithstanding the foregoing clauses (a) through (f), unless the Borrower and the Collateral Manager have received the written advice of counsel of national reputation experienced in such matters to the contrary (together with an Officer’s Certificate of the Borrower or the Collateral Manager to the Administrative Agent and the Collateral Agent (on which the Administrative Agent and the Collateral Agent may rely) that the advice specified in this definition has been received by the Borrower and the Collateral Manager), on and after the date required for conformance with the Volcker Rule (or such later date as may be determined by the Borrower and the Collateral Manager based upon such advice), Permitted Investments may only include obligations or securities that constitute cash equivalents for purposes of the rights and assets in paragraph (c)(8)(i)(B) of the exclusions from the definition of “covered fund” for purposes of the Volcker Rule. The Collateral Agent shall have no duty to determine or oversee compliance with the foregoing. “Permitted Liens”: (a) with respect to the interest of the Borrower in the Loans included in the Collateral, Liens in favor of the Collateral Agent created pursuant to this Agreement; and (b) with respect to the interest of the Borrower in the other Collateral (including any Underlying Assets): (i) materialmen’s, warehousemen’s, mechanics’ and other Liens arising by operation of law in the ordinary course of business for sums not due or sums that are being contested in good faith, (ii) purchase money security interests in certain items of equipment, (iii) Liens for Taxes that are not material Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person, (iv) other customary Liens permitted by the applicable Underlying Instruments with respect thereto consistent with the Collateral Manager Standard, (v) Liens in favor of the Collateral Agent and the Securities Intermediary created pursuant to the Transaction Documents, (vi) with respect to Third Party Agented Loans, Liens in favor of the lead agent, the collateral agent or the paying agent for the benefit of all holders of Indebtedness of such Obligor, (vii) with respect to any Equity Security, any Liens granted (x) on such Equity Security to secure Indebtedness of the related Obligor and/or (y) under any governing documents or other agreement between or among or binding upon the Borrower as the holder of equity in such Obligor (provided that, in each case, to the extent such Equity Securities comprise part of the collateral securing the Loan made to such Obligor, such Liens rank junior in priority to the security interest of the lenders under such Loan), and (viii) with respect to any Underlying Assets, Liens permitted by the applicable Underlying Instruments. “Permitted Merger”: The meaning specified in the Preamble. “Permitted RIC Distribution”: Any Restricted Payment made to the Equity Investor to the extent required to allow the Equity Investor to make sufficient distributions to qualify as a regulated investment company within the meaning of Section 851 of the Code and to otherwise eliminate federal or state income or excise taxes payable by the Equity Investor in or -36- USActive 55348338.2

with respect to any taxable year of the Equity Investor (or any calendar year, as relevant); provided that (A) the amount of any such payments made in or with respect to any such taxable year (or calendar year, as relevant) of the Equity Investor shall not exceed 110% of the amounts that the Borrower would have been required to distribute to the Equity Investor to: (i) allow the Borrower to satisfy the minimum distribution requirements that would be imposed by Section 852(a) of the Code (or any successor thereto) to maintain its eligibility to be taxed as a regulated investment company for any such taxable year, (ii) reduce to zero for any such taxable year the Borrower’s liability for federal income taxes imposed on (x) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto) and (y) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) reduce to zero the Borrower’s liability for federal excise taxes for any such calendar year imposed pursuant to Section 4982 of the Code (or any successor thereto), in the case of each of (i), (ii) or (iii), calculated assuming that the Borrower had qualified to be subject to tax as a regulated investment company under the Code and (B) (w) a Borrowing Base Deficiency does not exist immediately prior to and immediately after giving effect to such Permitted RIC Distribution, (x) after giving effect on a pro forma basis to the application of Interest Proceeds or Principal Proceeds to the payment of Permitted RIC Distributions and taking into account scheduled payments that are expected to be received prior to the next Payment Date, sufficient Interest Proceeds and Principal Proceeds will be available on the next Payment Date to pay in full all amounts due under Section 2.7(a)(3) and (4), Section 2.7(b)(3) and (4), or Section 2.8(3), (4) and (6), as applicable, (y) the Borrower gives at least one (1) Business Day’s prior written notice thereof to the Collateral Manager, the Administrative Agent and the Collateral Agent and (z) the Borrower and the Collateral Manager confirm in writing (which may be by email) to the Administrative Agent and the Collateral Agent that the conditions to a Permitted RIC Distribution set forth herein are satisfied. “Permitted Securitization”: Any private or public term or conduit securitization transaction undertaken by the Borrower that is secured, directly or indirectly, by any Loan currently or formerly included in the Collateral or any portion thereof or any interest therein released from the Lien of this Agreement, including, without limitation, any collateralized loan obligation or collateralized debt obligation offering or other asset securitization or term facility. “Person”: An individual, partnership, corporation (including a statutory or business trust), company, limited liability company, limited liability partnership, joint stock company, trust, estate, unincorporated association, sole proprietorship, joint venture, nonprofit corporation, group, sector, government (or any agency, instrumentality or political subdivision thereof), territory or other entity or organization. “Plan of Merger”: The meaning specified in the Preamble. “Prime Rate”: The rate announced by Wells Fargo from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Wells Fargo or any other specified financial institution in connection with extensions of credit to debtors. “Principal Collection Account”: A sub-account of the Collection Account created and maintained on the books and records of the Securities Intermediary entitled “Principal -37- USActive 55348338.2

Collection Account” in the name of one Borrower and subject to the Lien of the Collateral Agent for the benefit of the Secured Parties. “Principal Collections”: All Cash amounts (other than Excluded Amounts) received by or on behalf of the Borrower that are not Interest Collections. “Proceeds”: With respect to any Collateral, all property that is receivable or received when such Collateral is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral. “Property”: Any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock. “Pro Rata Share”: With respect to any Lender, the percentage obtained by dividing the Commitment of such Lender (as determined pursuant to the definition of Commitment) by the aggregate Commitments of all the Lenders (as determined pursuant to the definition of Commitment) or, if the Commitments have been terminated, based on the Advances Outstanding. “Purchase Agreement”: Any purchase agreement entered into by and between the Collateral Manager, as the seller, and the Borrower, as the purchaser, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof. “Purchase Price”: With respect to any Loan, an amount (expressed as a percentage of par) equal to (i) the purchase price in Dollars (or, if different principal amounts of such Loan were purchased at different purchase prices, the weighted average of such purchase prices) paid by the Borrower for such Loan (exclusive of any interest, Accreted Interest, original issue discount and upfront fees) divided by (ii) the outstanding principal balance of the portion of such Loan purchased by the Borrower outstanding as of the date of such purchase (exclusive of any interest, Accreted Interest, original issue discount and upfront fees); provided, that any Loan (x) acquired by the Borrower in connection with the origination or primary syndication of such Loan and (y) with a “Purchase Price” of at least 97% (including, for the avoidance of doubt, in excess of 100%), shall be deemed to have a “Purchase Price” of 100%. “QFC”: The meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “Qualified Institution”: A depository institution or trust company organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i)(a) that has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (b) the parent corporation of which has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (c) is otherwise acceptable to the Administrative Agent and (ii) the deposits of which are insured by the FDIC. -38- USActive 55348338.2

“Rating Agencies”: Each of Moody’s and S&P. “Recipient”: (a) The Administrative Agent and (b) any Lender, as applicable. “Register”: The meaning specified in Section 12.16(b). “Regulation U”: Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, or any successor regulation. “Reinvestment”: The meaning specified in Section 2.14(a)(i). “Reinvestment Notice”: Each notice required to be delivered by the Collateral Manager in respect of any Reinvestment of Principal Collections pursuant to Section 3.2(b) in the form of Exhibit A-3. “Reinvestment Period”: The period commencing on the First Amendment Closing Date and ending on the day preceding the Reinvestment Period End Date. “Reinvestment Period End Date”: The earliest to occur of: (a) October 28, 2023; (b) the Termination Date pursuant to Section 9.2(a)(i); (c) the date of the declaration of the Reinvestment Period End Date pursuant to Section 9.2(a)(ii); or (d) the date of the termination of all of the Commitments pursuant to Section 2.3(a). “Related Parties”: With respect to any Person, such Person’s Related Party Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Related Party Affiliates. “Related Party Affiliate”: With respect to any Person, any other Person that, at any time, directly or indirectly, controls or is controlled by, or is under common control with, such Person. For the purpose of this definition, “control” and the correlative meanings of the terms “controlled by” and “under common control with” when used with respect to any specified Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting shares, partnership interests, shareholder interests, membership interests or by contract or otherwise. “Relevant Governmental Body”: The Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. -39- USActive 55348338.2

“Relevant Test Period”: With respect to any Loan, the relevant test period for the calculation of Net Senior Leverage Ratio, Interest Coverage Ratio, Total Net Leverage Ratio or EBITDA as applicable, for such Loan in accordance with the related Underlying Instruments or, if no such period is provided for therein, (i) for Obligors delivering monthly financial statements, each period of the last twelve (12) consecutive reported calendar months, and (ii) for Obligors delivering quarterly financial statements, each period of the last four (4) consecutive reported fiscal quarters of the principal Obligor on such Loan; provided that with respect to any Loan for which the relevant test period is not provided for in the related Underlying Instruments, if an Obligor is a newly-formed entity as to which twelve (12) consecutive calendar months have not yet elapsed, “Relevant Test Period” shall initially include the period from the date of formation of such Obligor to the end of the twelfth (12th) calendar month or fourth (4th) fiscal quarter (as the case may be) from the date of formation, and shall subsequently include each period of the last twelve (12) consecutive reported calendar months or four (4) consecutive reported fiscal quarters (as the case may be) of such Obligor. “Repayment Notice”: Each notice required to be delivered by the Borrower in respect of any reduction of the Commitments or by the Borrower or the Collateral Manager (on behalf of the Borrower) in respect of any repayment of Advances Outstanding, in the form of Exhibit A-2. “Reportable Event”: Any non-exempt prohibited transactions, accumulated funding deficiencies, withdrawals or reportable events within the meaning of 4043 of ERISA, other than those events as to which the 30-day notice period referred to in Section 4043(c) of ERISA has been waived. “Reporting Date”: The date that is two (2) Business Days prior to the 25th of each calendar month, with the first Reporting Date occurring in December 2015. “Required Lenders”: (a) Lenders representing an aggregate of at least 51% of the aggregate Commitments (or, if the applicable Commitments have been terminated, Advances Outstanding) and (b) as long as WF (or an Affiliate thereof) is the Administrative Agent, WF; provided that, if there are two or more unaffiliated Lenders party hereto as of the applicable date of determination, then at least two such Lenders shall be required to constitute the Required Lenders; provided further that, the Commitment of, and the portion of any outstanding Advances, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Lenders. “Required Loan Documents”: For each Loan, the following documents or instruments, in each case as specified on the related Loan Checklist: (a) (i) the original executed promissory note or, in the case of a lost note, a copy of the executed underlying promissory note accompanied by an original executed affidavit and indemnity endorsed by the Borrower in blank (and an unbroken chain of endorsements from each prior holder of such promissory note to the Borrower), or (ii) if no promissory note is issued in the name of the Borrower or such Loan is a Noteless Loan, an executed copy of each assignment and assumption agreement, transfer document or instrument -40- USActive 55348338.2 relating to such Loan evidencing the assignment of such Loan from any prior third party owner thereof to the Borrower and from the Borrower in blank; and (b) to the extent applicable for the related Loan, copies of the executed (i) guaranty, (ii) underlying credit or loan agreement (or similar agreement pursuant to which the related Loan has been issued or created) and (iii) security agreement, mortgage or other agreement that secures the obligations represented by such Loan, in each case as set forth on the Loan Checklist. “Required Reports”: Collectively, the Borrowing Base Certificate, the Collateral Management Report, financial statements of each Obligor and the Borrower required to be delivered under the Transaction Documents, the annual statements as to compliance and the annual independent public accountant’s report pursuant to Section 6.8(d). “Responsible Officer”: With respect to any Person, any duly authorized officer of such Person or of the general partner, administrative manager or managing member of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer of such Person or of the general partner, administrative manager or managing member of such Person to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and with respect to the Collateral Agent, Custodian or Securities Intermediary, an officer within the Corporate Trust Office to whom a corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and having direct responsibility for the administration of this transaction. “Restricted Payment”: (i) Any dividend or other distribution, direct or indirect, on account of any class of membership interests of the Borrower now or hereafter outstanding, except a dividend or distribution paid solely in interests of that class of membership interests or in any junior class of membership interests of the Borrower; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of membership interests of the Borrower now or hereafter outstanding, and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire membership interests of the Borrower now or hereafter outstanding. “Revenue Recognition Implementation”: The implementation by an Obligor of IFRS 15/ASC 606. “Review Criteria”: The meaning specified in Section 14.2(a)(ii). “Revolving Loan”: A Middle Market Loan (other than a Delayed Draw Loan) that under the Underlying Instruments relating thereto may require one or more future advances to be made to the Obligor by the Borrower; provided that, any such Loan will be a Revolving Loan only until all commitments by the Borrower to make advances to the Obligor thereof expire, or are terminated, or are irrevocably reduced to zero. “S&P”: Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto. -41- USActive 55348338.2

“Sale Proceeds”: With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all reasonable and documented fees and out-of-pocket costs and expenses of the Borrower, the Collateral Manager and the Collateral Agent incurred in connection with any such sale. “Sanction” or “Sanctions”: Individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti- terrorism laws, including but not limited to those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order; (b) the United Nations Security Council; (c) the European Union; (d) the United Kingdom; or (e) any other Governmental Authorities with jurisdiction over any Credit Party or its Subsidiaries or their respective Related Parties. “Sanctioned Person”: Any Person that is a target of Sanctions, including without limitation, a Person that is: (a) listed on OFAC’s Specially Designated Nationals (SDN) and Blocked Persons List; (b) listed on OFAC’s Consolidated Non-SDN List; (c) a legal entity that is deemed by OFAC to be a Sanctions target based on the direct or indirect ownership or control of such legal entity by Sanctioned Person(s); or (d) a Person that is a Sanctions target pursuant to any territorial or country-based Sanctions program. “Scheduled Payment”: Each scheduled payment of principal and/or interest required to be made by an Obligor on the related Loan, as adjusted pursuant to the terms of the related Underlying Instruments, if applicable. “Second Lien Loan”: A Loan that (i) does not satisfy each requirement set forth in the definition of “Middle Market Loan,” (ii) is secured by a pledge of collateral, which security interest is validly perfected and second priority under Applicable Law (subject to Permitted Liens), (iii) is not (and cannot by its terms become) subordinate in right of payment to any obligation of any related Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings but which may be subordinated (with respect to liquidation preferences with respect to pledged collateral) to a senior secured loan of such Obligor and (iv) pursuant to an intercreditor agreement between the Borrower and the holder of the first priority Lien over the Underlying Assets, the amount of Indebtedness secured by such first priority Lien is limited (in terms of aggregate dollar amount or percent of outstanding principal or both). “Section 28(e)”: The meaning specified in Section 6.2(l). “Secured Party”: (i) Each Lender, (ii) the Administrative Agent, (iii) the Collateral Agent, (iv) the Custodian, (v) the Securities Intermediary and (vi) solely with respect to the right to receive fees, expenses and indemnities owing to it hereunder, the Collateral Manager. “Securities Account”: The meaning specified in Section 8-501(a) of the UCC. “Securities Account Control Agreement”: A Securities Account Control Agreement between a Borrower and the applicable Account Bank establishing “control” within the meaning of the UCC over the accounts described therein, as the same may be amended, modified, waived, supplemented or restated from time to time. -42- USActive 55348338.2

“Securities Act”: The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Securities Intermediary”: U.S. Bank, in its capacity as securities intermediary pursuant to a Securities Account Control Agreement, or any subsequent (i) Clearing Corporation; or (ii) Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity or agreeing to act in such capacity pursuant to any Securities Account Control Agreement. “Security Certificate”: The meaning specified in Section 8-102(a)(16) of the UCC. “Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC. “Similar Law”: The meaning specified in Section 4.1(w)(iii). “SOFR”: With respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website. “Solvent”: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature or fall due in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital. “Sub-Advisor”: The meaning specified in Section 6.2(c). “Subsidiary”: As to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. “Substitution”: The meaning specified in Section 2.14(b). “Successor Borrower”: The meaning specified in the Preamble. -43- USActive 55348338.2

“Taxes”: All present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR”: The forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Termination Date”: The earliest of (a) the date of the termination of all the Commitments pursuant to Section 2.3(a), (b) the Facility Maturity Date, and (c) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to Section 9.2(a). “Third Party Agented Loan”: Any Loan originated as part of a syndicated loan transaction that has one (1) or more administrative, paying and/or collateral agents who are not the Borrower, Collateral Manager or any Affiliate thereof and receive payments and hold the collateral pledged by the related Obligor on behalf of all lenders with respect to the related credit facility. “TIAA”: Teachers Insurance and Annuity Association of America. “Total Net Leverage Ratio”: With respect to any Loan for any Relevant Test Period either (a) the meaning of “Total Net Leverage Ratio” or any comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Total Net Leverage Ratio” or comparable definition, the ratio of the ratio of (a) Indebtedness (including, without limitation, such Loan) of the applicable Obligor as of the date of determination minus Unrestricted Cash of such Obligor as of such date to (b) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower or the Collateral Manager in good faith. “Tranche Size”: With respect to any Loan, the dollar value of the tranche of Indebtedness of the applicable Obligor currently held or contemplated for purchase by the Borrower, which shall include any funded and unfunded Indebtedness under a delayed draw tranche that (x) is an obligation of the same Obligor under the same Underlying Instrument, (y) pari passu with such Loan and (z) has the same stated maturity as such Loan. “Transaction”: The meaning specified in Section 3.2. “Transaction Documents”: This Agreement, the Fee Letters, each Securities Account Control Agreement, any Borrower Joinder Agreement, each Variable Funding Note, any Joinder Supplement, any Transferee Letter, the Collateral Agent and Custodian Fee Letter and each Purchase Agreement. “Transferee Letter”: The meaning specified in Section 12.16(a). “UCC”: The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions. “Unadjusted Benchmark Replacement”: The Benchmark Replacement excluding the Benchmark Replacement Adjustment. -44- USActive 55348338.2

“Uncertificated Security”: The meaning specified in Section 8-102(a)(l8) of the UCC. “Underlying Assets”: With respect to a Loan, any property or other assets designated and pledged as collateral to secure repayment of such Loan, including, without limitation, to the extent provided for in the relevant Underlying Instruments, a pledge of the stock, membership or other ownership interests in the related Obligor and all Proceeds from any sale or other disposition of such property or other assets. “Underlying Instruments”: The loan agreement, credit agreement or other agreement pursuant to which a Loan has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan or Permitted Investments or of which the holders of such Loan or Permitted Investment are the beneficiaries. “Unfunded Exposure Account”: A Securities Account created and maintained on the books and records of the Securities Intermediary entitled “Unfunded Exposure Account” in the name of one Borrower and subject to the Lien of the Collateral Agent for the benefit of the Secured Parties. “Unfunded Exposure Amount”: As of any date of determination, an amount equal to the aggregate amount (without duplication) of all unfunded commitments associated with the Loans. “Unfunded Exposure Equity Amount”: As of any date of determination, an amount equal to the sum for all Loans of (a) the Unfunded Exposure Amount with respect to such Loan minus (b) the product of (i) the Unfunded Exposure Amount with respect to such Loan, (ii) the Applicable Percentage for such Loan and (iii) the Assigned Value with respect to such Loan. “United States” or “U.S.”: The United States of America. “Unrestricted Cash”: The meaning of “Unrestricted Cash” or any comparable definition in the Underlying Instruments for each Loan, and in any case that “Unrestricted Cash” or such comparable definition is not defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Underlying Instruments), as reflected on the most recent financial statements of the relevant Obligor that have been delivered to the Borrower. “U.S. Bank”: The meaning specified in the Preamble. “U.S. Person”: Any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime”: Each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder. “U.S. Tax Compliance Certificate”: The meaning set forth in Section 2.13(f). -45- USActive 55348338.2

“USA Patriot Act”: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. “Variable Funding Note” or “VFN”: The meaning specified in Section 2.1(a). “Volcker Rule”: Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder. “Wells Fargo”: Wells Fargo Bank, National Association, a national banking association and its successors and assigns. “Withholding Agent”: The Borrower and the Administrative Agent. Section 1.2 Other Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined in such UCC. Section 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” Section 1.4 Interpretation. In each Transaction Document, unless a contrary intention appears: (a) the singular number includes the plural number and vice versa; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents; (c) reference to any gender includes each other gender; (d) reference to day or days without further qualification means calendar days; (e) reference to any time means Charlotte, North Carolina time; (f) the word “including” is not limiting and means “including without limitation;” (g) the word “any” is not limiting and means “any and all” unless the context clearly requires or the language provides otherwise; (h) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, waived, supplemented, restated or replaced and in effect from time to time in accordance with the -46- USActive 55348338.2 terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; (i) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision; (j) reference to any delivery or transfer to the Collateral Agent or the Custodian with respect to the Collateral, as applicable, means delivery or transfer to the Collateral Agent on behalf of the Secured Parties; (k) if any date for compliance with the terms or conditions of any Transaction Document falls due on a day which is not a Business Day, then such due date shall be deemed to be the immediately following Business Day; (l) reference to the date of any acquisition or disposition of any Collateral, or the date on which any asset is added to or removed from the Collateral shall mean the related “settlement date” and not the related “trade date”; (m) references herein to the knowledge or actual knowledge of a Person shall mean the actual knowledge following due inquiry of a responsible officer of such Person; (n) for purposes of this Agreement, an Event of Default shall be deemed to be continuing until it is waived in accordance with Section 12.1; (o) any use of “material” or “materially” or words of similar meaning in this Agreement shall mean material, as determined by the Administrative Agent in its sole discretion; (p) on any date when more than one (1) Borrower is party to this Agreement, the obligations of each Borrower hereunder shall be joint and several in all respects, including, without limitation, for purposes of Article X; (q) any Borrower that is the issuer under a Permitted Securitization shall, upon the delivery of a release letter by such Borrower and subject to the following clause (r), be removed as a Borrower on the closing date of such Permitted Securitization and released from all of its obligations hereunder and each other Transaction Document (other than those that expressly survive); (r) there shall be at least one (1) Borrower party hereto at all times prior to the Termination Date; (s) there shall not be more than two (2) Borrowers party hereto at any time without the prior consent of the Administrative Agent in its sole discretion; -47- USActive 55348338.2

(t) any representation, warranty, covenant or other agreement hereunder of a Person who becomes a Borrower hereunder after the A&R Effective Date shall apply only with respect to such Borrower on and after the date on which such Borrower executes and delivers a Borrower Joinder Agreement; (u) unless otherwise expressly stated in this Agreement, if at any time any change in generally accepted accounting principles (including the adoption of IFRS) would affect the computation of any covenant (including the computation of any financial covenant) set forth in this Agreement or any other Transaction Document, Borrower and Administrative Agent shall negotiate in good faith to amend such covenant to preserve the original intent in light of such change; provided, that, until so amended, (i) such covenant shall continue to be computed in accordance with the application of generally accepted accounting principles prior to such change and (ii) the Borrower shall promptly after written demand therefor provide to the Administrative Agent a written reconciliation, in form and substance reasonably satisfactory to the Administrative Agent, between calculations of such covenant made before and after giving effect to such change in generally accepted accounting principles; and (v) any reference to Borrower acquiring any Loan or other asset shall, with respect to any asset originally acquired by the Existing Borrower and subsequently acquired by the Successor Borrower by operation of the Permitted Merger, be deemed to refer to the original acquisition thereof by the Existing Borrower (and not, for the avoidance of doubt, to the subsequent acquisition thereof by the Successor Borrower pursuant to the Permitted Merger). ARTICLE II THE VARIABLE FUNDING NOTE Section 2.1 The Variable Funding Notes. (a) On the terms and conditions hereinafter set forth, the Borrower shall deliver (i) on the A&R Effective Date, to each Lender so requesting at the applicable address set forth on Annex A to this Agreement, and (ii) on the effective date of any Joinder Supplement, to each additional Lender so requesting, at the address set forth in the applicable Joinder Supplement, a duly executed variable funding note in substantially the form of Exhibit B (each a “Variable Funding Note” or “VFN”), dated as of the date of this Agreement or the effective date of the applicable Joinder Supplement, each in a face amount equal to the applicable Lender’s Commitment as of the A&R Effective Date or the effective date of any Joinder Supplement, as applicable, and otherwise duly completed. Each Variable Funding Note shall evidence obligations in an amount equal, at any time, to the outstanding Advances by such Lender under the applicable VFN on such day. (b) During the Reinvestment Period, the Borrower may, at its option, request the Lenders to make advances of funds (each, an “Advance”) under this Agreement pursuant to a Funding Notice; provided, however, that no Lender shall be obligated to make any Advance on or after the date that is two (2) Business Days prior to the Reinvestment Period End Date, unless the Borrower has entered into a binding commitment to purchase an Eligible Loan prior to the declaration of the Termination Date or the Reinvestment Period End Date pursuant to -48- USActive 55348338.2

Section 9.2(a) and the related Advance Date is not more than thirty (30) days after such declaration. (c) Following the receipt of a Funding Notice during the Reinvestment Period and subject to the terms and conditions hereinafter set forth, the Lenders shall fund such Advance. Notwithstanding anything to the contrary herein, no Lender shall be obligated to make any Advance if, after giving effect to such Advance and the addition to the Collateral of the Eligible Loans to be acquired by the Borrower with the proceeds of such Advance, (i) in the sole discretion of any such Lender, a Default or Event of Default would or could reasonably be expected to result therefrom or (ii) the aggregate Advances Outstanding would exceed the Borrowing Base. (d) The Borrower may, with the written consent of the Administrative Agent, add additional Persons who satisfy the requirements set forth in Section 12.16 as Lenders and increase the Commitments hereunder; provided that the Commitment of any Lender may only be increased with the prior written consent of such Lender and the Administrative Agent. Each additional Lender shall become a party hereto by executing and delivering to the Administrative Agent, the Collateral Agent, the Collateral Manager and the Borrower a Transferee Letter and a Joinder Supplement. Section 2.2 Procedures for Advances by the Lenders. (a) Subject to the limitations set forth in Section 2.1(b), the Borrower may request an Advance from the Lenders by delivering to the Lenders at certain times the information and documents set forth in this Section 2.2. (b) With respect to all Advances, no later than 3:00 p.m. on the Business Day prior to the proposed Funding Date, the Borrower (or the Collateral Manager on the Borrower’s behalf) shall deliver: (i) to the Administrative Agent (with a copy to the Collateral Agent) a wire disbursement and authorization form, to the extent not previously delivered; and (ii) to the Administrative Agent (with a copy to each Lender and the Collateral Agent) a duly completed Funding Notice (including a duly completed Borrowing Base Certificate as of the proposed Funding Date and giving pro forma effect to the Advance requested and the use of the proceeds thereof) which shall (i) specify the desired amount of such Advance, which amount shall not cause the Advances Outstanding to exceed the Borrowing Base and must be at least equal to $250,000 (or such lesser amount that is necessary to fund a draw under a Revolving Loan or Delayed Draw Loan), to be allocated to each Lender in accordance with its Pro Rata Share, (ii) specify the proposed Funding Date of such Advance, (iii) specify the Loan(s) (if any) to be financed on such Funding Date (including the appropriate file number, Obligor, Outstanding Balance, Assigned Value and Purchase Price for such Loan(s) (if any)), and (iv) include a representation that all conditions precedent (other than Sections 3.2(h) and (i)) for an Advance described in Article III hereof have been satisfied or waived. Each Funding Notice shall be irrevocable. If any Funding Notice is received by the Administrative Agent, the Collateral Agent and each Lender after 3:00 p.m. on the Business Day prior to the proposed Funding Date or on a day that is not a Business Day, such Funding Notice shall -49- USActive 55348338.2 be deemed to be received by the Administrative Agent, the Collateral Agent and each Lender at 9:00 a.m. on the next Business Day. (c) On the proposed Funding Date, subject to the limitations set forth in Section 2.1(b) and upon satisfaction or waiver of the applicable conditions set forth in Article III, each Lender shall make available to the Borrower in same day funds, by wire transfer to the account designated by the Borrower in the Funding Notice given pursuant to this Section 2.2, an amount equal to such Lender’s Pro Rata Share of the least of (i) the amount requested by the Borrower for such Advance, (ii) the aggregate unused Commitments then in effect and (iii) the maximum amount that, after taking into account the proposed use of the proceeds of such Advance, could be advanced to the Borrower hereunder without causing the Advances Outstanding to exceed the Borrowing Base on the related Funding Date. (d) On each Funding Date, the obligation of each Lender to remit its Pro Rata Share of any such Advance shall be several from that of each other Lender and the failure of any Lender to so make such amount available to the Borrower shall not relieve any other Lender of its obligation hereunder. Section 2.3 Reduction of the Facility Amount; Principal Repayments. (a) The Borrower (or the Collateral Manager on behalf of the Borrower) may irrevocably terminate the Commitments in whole or irrevocably reduce in part the portion of the Commitments that exceed the sum of the Advances Outstanding and accrued Interest and Breakage Costs with respect thereto; provided that (i) the Borrower shall provide a Repayment Notice at least one (1) Business Day prior to the date of such termination or reduction to the Administrative Agent (with a copy to the Collateral Manager and the Collateral Agent); (ii) any partial reduction of the Commitments shall be in an amount equal to $5,000,000 and in integral multiples of $500,000 in excess thereof; and (iii) in the case of such termination or reduction on or prior to the two (2) year anniversary of the First Amendment Closing Date other than (x) in connection with an amendment and restatement of this Agreement or (y) within five (5) Business Days following a demand by any Lender for Increased Costs pursuant to Section 2.12, the Borrower shall pay to the Administrative Agent for distribution to the Lenders the applicable Commitment Reduction Fee. Each notice of a reduction or termination pursuant to this Section 2.3(a) shall be irrevocable. The applicable Commitment of each Lender shall be reduced by an amount equal to its Pro Rata Share (prior to giving effect to any reduction of the Commitments hereunder) of the aggregate amount of any reduction under this Section 2.3(a). (b) The Borrower (or the Collateral Manager on behalf of the Borrower) may, at any time, reduce Advances Outstanding; provided that, other than a reduction pursuant to Section 2.7 or 2.8 (i) the Borrower shall provide a Repayment Notice at least one (1) Business Day prior to the date of such reduction to the Administrative Agent, the Collateral Agent and the Lenders (provided that same day notice may be given with respect to curing any Borrowing Base Deficiency) and (ii) any reduction of Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the Borrower to reduce Advances Outstanding such that no Borrowing Base Deficiency exists) shall be in a minimum amount of $500,000 (unless the Advances Outstanding are less than $500,000 in which case the minimum reduction shall be equal to the Advances Outstanding at such time) and in integral multiples of $100,000 in excess thereof. -50- USActive 55348338.2

In connection with any such reduction of Advances Outstanding, the Borrower (or, in the case of curing a Borrowing Base Deficiency, the Equity Investor on behalf of the Borrower) shall deliver (1) to the Administrative Agent, the Collateral Agent and each Lender of such Advances, a Repayment Notice and (2) funds to the Collateral Agent for payment to the Lenders of such Advances sufficient to repay such Advances Outstanding, accrued Interest thereon and any Breakage Costs which may include instructions to the Collateral Agent to use funds from the Principal Collection Account and/or funds otherwise provided by the Borrower or the Equity Investor to the Collateral Agent with respect thereto; provided that, the Advances Outstanding will not be reduced unless sufficient funds have been remitted to pay all such amounts referred to in this sentence in full. Any Advance so repaid may, subject to the terms and conditions hereof, be reborrowed during the Reinvestment Period. Any Repayment Notice relating to any repayment pursuant to this Section 2.3(b) shall be irrevocable. (c) Unless sooner prepaid pursuant to the terms hereof, the Advances Outstanding shall be repaid in full on the Termination Date or on such later date as is agreed to in writing by the Borrower, the Collateral Manager, the Administrative Agent and the Lenders. Section 2.4 Determination of Interest. (a) The Administrative Agent shall determine the Interest (including unpaid Interest related thereto, if any, due and payable on a prior Payment Date) to be paid by the Borrower on each Payment Date for the related Accrual Period and shall advise the Collateral Manager and the Borrower thereof on the third Business Day prior to such Payment Date. (b) No provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law. (c) No Interest shall be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason. Section 2.5 Notations on Variable Funding Notes. Each Lender is hereby authorized to enter on a schedule attached to the VFN with respect to such Lender, as applicable, a notation (which may be computer generated) or to otherwise record in its internal books and records or computer system with respect to each Advance under the VFN made by the applicable Lender of (a) the date and principal amount thereof and (b) each payment and repayment of principal thereof. Any such recordation shall, absent manifest error, constitute prima facie evidence of the outstanding Advances, as applicable, under each VFN. The failure of any Lender to make any such notation on the schedule attached to the applicable VFN shall not limit or otherwise affect the obligation of the Borrower to repay the Advances in accordance with the terms set forth herein. Section 2.6 Borrowing Base Deficiency Cures. Any Borrowing Base Deficiency may be cured by the Borrower taking one or more of the following actions: (i) crediting Cash into the Principal Collection Account; -51- USActive 55348338.2

(ii) repaying the applicable Advances Outstanding in accordance with Section 2.3(b); (iii) posting additional Eligible Loans and/or Permitted Investments as Collateral or effecting a Substitution of a new Eligible Loan for an existing Loan; provided that the amount of any reduction of a Borrowing Base Deficiency pursuant to any such additional Eligible Loans shall be the Adjusted Borrowing Value of such Eligible Loans; or (iv) selling Loans and/or purchasing Loans in accordance with Section 2.14 if such sales and/or purchases, together with any other combination of actions under this Section 2.6 will cure such event; provided that the sale proceeds of any Loan sold pursuant to this clause (iv) that has not settled in Cash within twenty (20) Business Days of its respective trade date shall no longer be included in the determination of whether any Borrowing Base Deficiency has been cured. For the avoidance of doubt, the Borrower may cure a Borrowing Base Deficiency by any combination of (i), (ii), (iii) or (iv) of this Section 2.6 (or by any other action with the prior written consent of the Administrative Agent). Notwithstanding any other provisions of this Agreement, if the Borrower has eliminated a Borrowing Base Deficiency pursuant to clause (i) of this Section 2.6, upon written request of the Borrower to the Collateral Agent to release such funds from the Principal Collection Account and written certification by the Borrower (which may be by email) that immediately after giving effect to the return of any such Cash, no Borrowing Base Deficiency will exist, the Borrower shall be permitted the return of all or a portion of the Cash so deposited in the Principal Collection Account and the Collateral Agent shall pay the amount so requested to the Borrower and, for the avoidance of doubt, such amount shall not constitute Available Funds. Section 2.7 Priority of Payments. (a) Interest Collection Account. On each Payment Date, so long as no Default or Event of Default has occurred and is continuing, the Collateral Manager shall direct the Collateral Agent to pay pursuant to the related Collateral Management Report (and the Collateral Agent shall make payment from the Interest Collection Account to the extent of Available Funds, in reliance on the information set forth in such Collateral Management Report) to the following Persons, the following amounts in the following order of priority: (1) pro rata to (A) the Collateral Agent, in an amount equal to any accrued and unpaid Collateral Agent Fees, (B) the Custodian, in an amount equal to any accrued and unpaid Custodian Fees and (C) the Securities Intermediary, in an amount equal to any amounts payable to each Securities Intermediary under each Securities Account Control Agreement; provided that, the aggregate amount payable pursuant to this Section 2.7(a)(1), Section 2.7(b)(1) and Section 2.8(1) shall not exceed $100,000 per annum; (2) to the Collateral Manager first (A) in an amount equal to any accrued and unpaid Collateral Management Fee, to the extent not waived in writing -52- USActive 55348338.2 by the Collateral Manager, and then second (B) all documented Collateral Manager Reimbursable Expenses due and owing to the Collateral Manager; provided that, during any 12-month rolling period, the aggregate amount payable pursuant to this Section 2.7(a)(2)(B), Section 2.7(b)(2)(B) and Section 2.8(2)(B) shall not exceed $100,000 per annum; (3) pro rata to each Lender, in an amount equal to any accrued and unpaid Interest, Breakage Costs and Non-Usage Fee; (4) pro rata to the Administrative Agent and each Lender, all Administrative Expenses and any Increased Costs due and owing to such Person; (5) if a Borrowing Base Deficiency exists, pro rata to the Lenders to reduce the Advances Outstanding in an amount necessary to cure such Borrowing Base Deficiency; (6) pro rata to each Lender, in an amount equal to any accrued and unpaid Commitment Reduction Fee; (7) to the Expense Reserve Account, in an amount equal to the Expense Reserve Account Amount; (8) pro rata to each applicable party to pay all other unpaid Administrative Expenses; (9) to the applicable Governmental Authority, any Tax or withholding Tax which, if not paid, could result in a Lien on any of the Collateral; and (10) any remaining amounts shall be distributed to or as directed by the Borrower. (b) Principal Collection Account. On each Payment Date, so long as no Default or Event of Default has occurred and is continuing, the Collateral Manager shall direct the Collateral Agent to pay pursuant to the related Collateral Management Report (and the Collateral Agent shall make payment from the Principal Collection Account to the extent of Available Funds, in reliance on the information set forth in such Collateral Management Report) to the following Persons, the following amounts in the following order of priority: (1) to the extent not paid pursuant to Section 2.7(a)(1), pro rata to (A) the Collateral Agent, in an amount equal to any accrued and unpaid Collateral Agent Fees, (B) the Custodian, in an amount equal to any accrued and unpaid Custodian Fees and (C) the Securities Intermediary, in an amount equal to any amounts payable to the Securities Intermediary under each Securities Account Control Agreement; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1), this Section 2.7(b)(1) and Section 2.8(1) shall not exceed $100,000 per annum; -53- USActive 55348338.2

(2) to the extent not paid pursuant to Section 2.7(a)(2), to the Collateral Manager first (A) in an amount equal to any accrued and unpaid Collateral Management Fee, to the extent not waived in writing by the Collateral Manager, and then second (B) all documented Collateral Manager Reimbursable Expenses due and owing to the Collateral Manager; provided that, during any 12-month rolling period, the aggregate amount payable pursuant to Section 2.7(a)(2), this Section 2.7(b)(2)(B) and Section 2.8(2)(B) shall not exceed $100,000 per annum; (3) to the extent not paid pursuant to Section 2.7(a)(3), pro rata to each Lender, in an amount equal to any accrued and unpaid Interest, Breakage Costs and Non-Usage Fee; (4) to the extent not paid pursuant to Section 2.7(a)(4), pro rata to the Administrative Agent and each Lender, all Administrative Expenses and any Increased Costs due and owing to such Person; (5) to the Unfunded Exposure Account (which, during the Reinvestment Period shall be at the discretion of the Collateral Manager) in an amount necessary to cause the amount on deposit in the Unfunded Exposure Account to equal the Unfunded Exposure Equity Amount; (6) (i) during the Reinvestment Period, to the extent not paid pursuant to Section 2.7(a)(5), pro rata to the Lenders to reduce the Advances Outstanding in an amount necessary to cure such Borrowing Base Deficiency or (ii) after the end of the Reinvestment Period, pro rata to each Lender to pay the Advances Outstanding until paid in full; (7) to the extent not paid pursuant to Section 2.7(a)(6), pro rata to each Lender, in an amount equal to any accrued and unpaid Commitment Reduction Fee owing to the Lenders; (8) to the extent not paid pursuant to Section 2.7(a)(7), pro rata to each applicable party to pay all other outstanding amounts then due and payable under the Transaction Documents; (9) to the Expense Reserve account, in an amount equal to the Expense Reserve Account Amount; (10) to the extent not paid pursuant to Section 2.7(a)(9), to the applicable Governmental Authority, any Tax or withholding Tax which, if not paid, could result in a Lien on any of the Collateral; (11) during the Reinvestment Period, at the sole discretion of the Collateral Manager, to the Principal Collection Account; and (12) any remaining amounts shall be distributed to or as directed by the Borrower. -54- USActive 55348338.2

(c) If Available Funds are not sufficient on any Payment Date to pay all accrued and unpaid Interest owing to the Lender on such Payment Date in accordance with Sections 2.7(a)(3) and (b)(3), then the Equity Investor may (but is not obligated to) make capital contributions to the Borrower and designate the proceeds thereof as Interest Collections in an amount sufficient to pay the amount of such deficiency. Section 2.8 Alternate Priority of Payments. On each Business Day (a) following the occurrence and during the continuation of a Default or an Event of Default, (b) on which an Optional Sale occurs or (c) following the declaration of the occurrence, or the deemed occurrence, as applicable, of the Termination Date pursuant to Section 9.2(a), the Collateral Manager (or, in the case of clause (a) or (c), after delivery of a Notice of Exclusive Control, the Administrative Agent) shall direct the Collateral Agent to pay pursuant to the related Collateral Management Report (and the Collateral Agent shall make payment from the Collection Account to the extent of Available Funds, in reliance on the information set forth in such Collateral Management Report) to the following Persons, the following amounts in the following order of priority: (1) pro rata to the Collateral Agent, the Custodian and the Securities Intermediary, in an amount equal to any accrued and unpaid Collateral Agent Fees, Custodian Fees and amounts payable to the Securities Intermediary under each Securities Account Control Agreement owing to such Person; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1), Section 2.7(b)(1) and this Section 2.8(1) shall not exceed $100,000 per annum; provided, further, that following the occurrence and during the continuation of an Event of Default, the Administrative Agent may in its sole discretion waive the limitation set forth in the previous proviso; (2) to the Collateral Manager first (A) in an amount equal to any accrued and unpaid Collateral Management Fee, to the extent not waived in writing by the Collateral Manager, and then second (B) all documented Collateral Manager Reimbursable Expenses due and owing to the Collateral Manager; provided that, during any 12-month rolling period, the aggregate amount payable pursuant to Section 2.7(a)(2)(B), Section 2.7(b)(2)(B) and this Section 2.8(2)(B) shall not exceed $100,000 per annum; (3) pro rata to each Lender, in an amount equal to any accrued and unpaid Interest, Breakage Costs and Non-Usage Fee; (4) pro rata to the Administrative Agent and each Lender, all Administrative Expenses and any Increased Costs due and owing to such Person; (5) to the Unfunded Exposure Account, in an amount necessary to cause the amount in the Unfunded Exposure Account to equal the Unfunded Exposure Amount; (6) pro rata to the Lenders to pay the Advances Outstanding until paid in full; -55- USActive 55348338.2

(7) pro rata to each Lender, in an amount equal to any accrued and unpaid Commitment Reduction Fee owing to the Lenders; (8) pro rata to each applicable party to pay all other amounts outstanding under the Transaction Documents; (9) to the applicable Governmental Authority, any Tax or withholding Tax which, if not paid, could result in a Lien on any of the Collateral; and (10) any remaining amounts shall be distributed to or as directed by the Borrower. Section 2.9 Collections and Allocations. (a) Collections. The Collateral Manager shall promptly identify any Collections received directly by it as Interest Collections or Principal Collections and shall transfer all such Collections to the appropriate Collection Account within two (2) Business Days after its receipt thereof. Upon the receipt of Collections in the Collection Account during any Accrual Period, the Collateral Manager shall identify Principal Collections and Interest Collections no later than the Measurement Date related to the Payment Date immediately following such Accrual Period and direct the Collateral Agent and Securities Intermediary to transfer the same to the Principal Collection Account and the Interest Collection Account, respectively. The Collateral Manager shall further include a statement as to the amount of Principal Collections and Interest Collections on deposit in the Principal Collection Account and the Interest Collection Account on each Reporting Date in the Collateral Management Report delivered pursuant to Section 6.8(c). (b) Excluded Amounts. With the prior written consent of the Administrative Agent, the Collateral Manager may direct the Collateral Agent and the Securities Intermediary to withdraw from the Collection Account and pay to the Person entitled thereto any amounts credited thereto constituting Excluded Amounts if the Collateral Manager has, prior to such withdrawal and consent, delivered to the Administrative Agent, the Collateral Agent, the Borrower and each Lender a report setting forth the calculation of such Excluded Amounts in form and substance reasonably satisfactory to the Administrative Agent and each Lender. (c) Initial Deposits. On the initial Funding Date with respect to any Loan, the Collateral Manager will deposit or cause to be deposited into the Collection Account all Collections received in respect of such Loan on such initial Funding Date. The Borrower shall confirm to the Administrative Agent in writing when it has provided each such payment instruction. (d) Investment of Funds. All uninvested amounts on deposit in the Collection Account or the Expense Reserve Account shall be invested pursuant to clause (b) (or, upon written notice from the Collateral Manager to the Collateral Agent, clause (c)) of the definition of Permitted Investments at the direction of the Collateral Manager. If no such direction is received by the Collateral Agent, all such amounts shall remain uninvested. All earnings (net of losses and investment expenses) thereon shall be retained or deposited into the Principal Collection Account or the Expense Reserve Account and shall be applied on each Payment Date pursuant to the -56- USActive 55348338.2 provisions of Section 2.7 or Section 2.8 (as applicable). (e) Unfunded Exposure Account. On the last day of the Reinvestment Period, the Borrower shall fund an amount equal to the Unfunded Exposure Amount into the Unfunded Exposure Account. All funding requests associated with the Unfunded Exposure Amount shall be made from the Unfunded Exposure Account after the Reinvestment Period End Date. All uninvested amounts on deposit in the Unfunded Exposure Account shall be invested pursuant to clause (b) (or, upon written notice from the Collateral Manager to the Collateral Agent, clause (c)) of the definition of Permitted Investments. (f) Expense Reserve Account. At any time, the Collateral Manager may in its sole discretion, but shall not be obligated to, direct the Collateral Agent and the Securities Intermediary to withdraw from the Expense Reserve Account and pay to (i) the Collateral Manager an amount equal to any Collateral Manager Reimbursable Expenses; (ii) the Collateral Agent an amount equal to any Collateral Agent Fee, expenses and indemnities; (iii) the Custodian an amount equal to any Custodian Fee, expenses and indemnities; (iv) the Securities Intermediary, any amounts owed pursuant to each Securities Account Control Agreement; (v) the applicable Person an amount equal to any invoice received pursuant to Section 2.11; or (vi) amounts owed pursuant to any Fee Letter. Section 2.10 Payments, Computations, etc. (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower hereunder shall be paid or deposited in accordance with the terms hereof no later than 3:00 p.m. on the day when due in lawful money of the United States in immediately available funds and any amount not received before such time shall be deemed received on the next Business Day. The Borrower shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts not paid or deposited when due hereunder at 2.00% per annum above the Prime Rate, payable on demand; provided that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of the applicable Secured Party. All computations of interest and other fees hereunder shall be made on the basis of a year consisting of 360 days (other than calculations with respect to the Base Rate, which shall be based on a year consisting of 365 or 366 days, as applicable) for the actual number of days elapsed. (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of Interest or any fee payable hereunder, as the case may be. For avoidance of doubt, to the extent that Available Funds are insufficient on any Payment Date to satisfy the full amount of any Increased Costs pursuant to Section 2.12, such unpaid amounts shall remain due and owing and shall accrue interest as provided in Section 2.10(a) until repaid in full. (c) If any Advance requested by the Borrower is not effectuated as a result of the failure to fulfill any condition under Section 3.2 (other than any condition that is waived by the Administrative Agent), as the case may be, on the date specified therefor, whichever of the Collateral Manager or the Borrower is at fault, such Person shall indemnify the applicable Lender -57- USActive 55348338.2 against any reasonable loss, cost or expense incurred by the applicable Lender, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the applicable Lender to fund or maintain such Advance upon receipt by the Borrower of documentation setting forth such costs. Section 2.11 Fees. The Borrower shall pay to Cadwalader, Wickersham & Taft LLP and Walkers as counsel to the Administrative Agent and the Lenders and Nixon Peabody LLP, as counsel to the Collateral Agent, within two (2) Business Days following an invoice therefor, its reasonable invoiced fees and out-of-pocket expenses through the A&R Effective Date. Section 2.12 Increased Costs; Capital Adequacy; Illegality. (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law after the Original Closing Date or (ii) the compliance by an Affected Party with any guideline, request or interpretation issued after the Original Closing Date from any central bank or other Governmental Authority (whether or not having the force of law), shall (A) subject any Affected Party to any Taxes (other than (i) Indemnified Taxes and (ii) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (B) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (C) impose any other condition (other than with respect to Taxes) affecting any Affected Party’s rights hereunder or under any other Transaction Document, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or under any other Transaction Document, then on the Payment Date following demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay (in accordance with Section 2.7 or 2.8, as applicable) directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered. (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, but excluding with respect to Taxes, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, on the Payment Date following demand by such -58- USActive 55348338.2

Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay (in accordance with Section 2.7 or 2.8, as applicable) directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction. For the avoidance of doubt, if the issuance of any amendment or supplement to Interpretation No. 46 or to Statement of Financial Accounting Standards No. 140 by the Financial Accounting Standards Board or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of the Borrower or any Affected Party with the assets and liabilities of the Administrative Agent or any Lender or shall otherwise impose any loss, cost, expense, reduction of return on capital or other loss, such event shall constitute a circumstance on which such Affected Party may base a claim for reimbursement under this Section 2.12. Notwithstanding the foregoing, but subject to Section 6.7, the provisions of this Section 2.12(b) shall not apply to the consolidation of the Borrower for accounting purposes as required by GAAP with the Collateral Manager or any Affiliate thereof, whether or not an Affected Party. (c) If as a result of any event or circumstance similar to those described in clause (a) or (b) of this Section 2.12, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then on the Payment Date following demand by such Affected Party, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts payable or paid by it. (d) In determining any amount provided for in this Section 2.12, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.12 shall submit to the Borrower and the Collateral Manager a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent manifest error. (e) If a Eurodollar Disruption Event with respect to any Lender occurred on any date prior to the occurrence of a Benchmark Transition Event, such Lender shall in turn so notify the Borrower, whereupon all Advances Outstanding of the affected Lender in respect of which Interest accrues at the LIBOR Rate shall immediately be converted into Advances Outstanding in respect of which such Interest accrues at the Base Rate; provided that such Lender or the Administrative Agent shall notify the Borrower promptly when the Eurodollar Disruption Event is no longer continuing and interest on such Advances Outstanding on and after the date of such notice with respect to such Lender shall accrue interest at the LIBOR Rate; provided, further, that if a Eurodollar Disruption Event with respect to any Lender has occurred and the LIBOR Rate has been replaced with a Benchmark Replacement, such Eurodollar Disruption Event shall no longer be continuing, and interest on such Advances Outstanding on and after the date of such replacement shall accrue interest at the Benchmark Replacement. (f) Subject to the next sentence of this Section 2.12(f), failure or delay on the part of any Affected Party to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Affected Party’s right to demand or receive such compensation. Notwithstanding anything to the contrary in this Section 2.12, the Borrower shall not be required to compensate an Affected Party pursuant to this Section 2.12 for any amounts incurred more than -59- USActive 55348338.2 six (6) months prior to the date that such Affected Party notifies the Borrower of such Affected Party’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six (6) month period shall be extended to include the period of such retroactive effect. Section 2.13 Taxes. (a) Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.13) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.13) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability and the calculation thereof delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Without limiting the generality of Section 11.5, each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.16(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Transaction Document or -60- USActive 55348338.2 otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.13(d). (e) As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.13, the Borrower shall deliver to the Administrative Agent a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements, and to comply with any such requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.13(f)(ii)(1), Section 2.13(f)(ii)(2), and Section 2.13(f)(ii)(4) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (1) any Lender that is a U.S. Person shall deliver to the Borrower, the Administrative Agent and the Collateral Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Administrative Agent or the Collateral Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (2) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Administrative Agent and the Collateral Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Administrative Agent or the Collateral Agent), whichever of the following is applicable: a. in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, -61- USActive 55348338.2 executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; b. executed copies of IRS Form W-8ECI; c. in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 2.13-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W- 8BEN or IRS Form W-8BEN-E, as applicable; or d. to the extent a Foreign Lender is not the beneficial owner of the income, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.13-2 or Exhibit 2.13-3, IRS Form W-9, and/or other certification or documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.13-4 on behalf of each such direct and indirect partner; (3) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding required to be made; and (4) if a payment made to a Lender under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA -62- USActive 55348338.2 if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to withhold from such payment. Solely for purposes of this clause (4), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.13 (including by the payment of additional amounts pursuant to this Section 2.13), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.13 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.13(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.13(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.13(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Each party’s obligations under this Section 2.13 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document. Section 2.14 Reinvestment; Discretionary Sales, Substitution and Optional Sales -63- USActive 55348338.2

of Loans. (a) Reinvestment. On the terms and conditions hereinafter set forth as certified in writing to the Administrative Agent and the Collateral Agent, prior to the Facility Maturity Date, the Borrower may withdraw funds on deposit in the Principal Collection Account for the following purposes: (i) to reinvest such funds in Loans to be pledged hereunder (a “Reinvestment”), so long as (1) all conditions precedent set forth in Section 3.2 have been satisfied and (2) each Loan acquired by the Borrower in connection with such reinvestment shall be an Eligible Loan; (ii) to make payments in respect of the Advances Outstanding at such time in accordance with and subject to the terms of Section 2.3(b); or (iii) during the Reinvestment Period, to fund Delayed Draw Loans and Revolving Loans; provided that the Borrower shall have used all funds on deposit in the Unfunded Exposure Account to fund such Delayed Draw Loans and Revolving Loans prior to withdrawing funds from the Principal Collection Account for such purpose. Upon the satisfaction of the applicable conditions set forth in this Section 2.14(a) (as certified by the Borrower to the Administrative Agent and the Collateral Agent), the Collateral Agent will release funds from the Principal Collection Account to be applied pursuant to the above in an amount not to exceed the lesser of (A) the amount requested by the Borrower and (B) the amount on deposit in the Principal Collection Account on such day. (b) Substitutions. Subject to Sections 2.14(e) and (f), upon not less than two (2) Business Days’ prior written notice to the Administrative Agent (with a copy to the Collateral Agent and the Lenders), the Equity Investor (or the Borrower at the Equity Investor’s discretion) may, during the Reinvestment Period, replace any Loan with another Loan (each a “Substitution”) so long as (i) no Default or Event of Default has occurred and is continuing and, immediately after giving effect to such Substitution, no Event of Default shall have occurred, (ii) each substitute Loan acquired by the Borrower in connection with a Substitution shall be an Eligible Loan, (iii) 100% of the proceeds from the sale of the Loan(s) to be replaced in connection with such Substitution are either applied by the Borrower to acquire the substitute Loan(s) or deposited in the Collection Account, (iv) all conditions precedent set forth in Section 3.2 have been satisfied with respect to each substitute Loan to be acquired by the Borrower in connection with such Substitution, and (v) immediately after giving effect to such Substitution, no Borrowing Base Deficiency exists; provided that, notwithstanding anything to the contrary set forth in Section 3.2, in the event a Borrowing Base Deficiency shall have existed immediately prior to giving effect to such Substitution, the Borrower may effect a Substitution so long as, immediately after giving effect to such Substitution and any other sale or transfer substantially contemporaneous therewith, such Borrowing Base Deficiency is reduced or cured. (c) Discretionary Sales. Subject to Sections 2.14(e) and (f), upon not less than one (1) Business Day’s prior written notice to the Administrative Agent (with a copy to the Collateral Agent and the Lenders), the Collateral Manager may direct the Borrower (which -64- USActive 55348338.2 direction shall be deemed a certification that the following conditions have been satisfied) to sell Loans (each, a “Discretionary Sale”) so long as (i) no Event of Default has occurred and is continuing and, immediately after giving effect to such Discretionary Sale, no Default or an Event of Default shall have occurred, (ii) unless the Administrative Agent has provided its prior written consent, the sale price of each Loan sold pursuant to a Discretionary Sale shall be greater than or equal to its Adjusted Borrowing Value and (iii) immediately after giving effect to such Discretionary Sale, no Borrowing Base Deficiency exists; provided that, in the event a Borrowing Base Deficiency shall have existed immediately prior to giving effect to such Discretionary Sale, the Borrower may, with the prior consent of the Administrative Agent in its sole discretion, effect a Discretionary Sale so long as, immediately after giving effect to such Discretionary Sale and any other sale or transfer substantially contemporaneous therewith, such Borrowing Base Deficiency is reduced or cured. (d) Optional Sales. Subject to Section 2.14(e), the Borrower shall have the right to sell all of the Loans included in the Collateral (an “Optional Sale”) on any Business Day. The proceeds of any Optional Sale shall be distributed on the related sale date in accordance with Section 2.8. (e) Conditions to Sales, Substitutions and Repurchases. Any Discretionary Sale, sale pursuant to a Substitution or Optional Sale effected pursuant to Sections 2.14(b), (c), or (d) shall be subject to the satisfaction of the following conditions (as shall be deemed certified by the Collateral Manager upon delivery of any instruction to effect any such Discretionary Sale, sale pursuant to a Substitution or Optional Sale effective pursuant to Sections 2.14(b), (c) or (d)): (i) the Collateral Manager shall deliver a Collateral Management Report to the Administrative Agent; (ii) the Borrower shall deliver a list of all Loans to be sold or substituted to the Administrative Agent and the Collateral Agent; (iii) as certified in writing to the Administrative Agent by the Borrower, no selection procedures adverse to the interests of the Administrative Agent or the Lenders were utilized by the Borrower or the Collateral Manager, as applicable, in the selection of the Loans to be sold or substituted; (iv) the Borrower shall notify the Administrative Agent and Collateral Agent of any amount to be deposited into the Collection Account in connection with any sale or substitution; (v) each such Discretionary Sale, sale pursuant to a Substitution and Optional Sale complies with Section 6.2(m); (vi) (A) the Borrower shall be deemed to have certified to the Administrative Agent that the representations and warranties contained in Section 4.1 and 4.2 hereof and (B) the Collateral Manager shall be deemed to have certified to the Administrative Agent that the representations and warranties contained in Section 4.3 hereof shall continue to be correct in all material respects upon giving effect to any sale or substitution, except to the extent any such representation or warranty relates to an earlier -65- USActive 55348338.2 date; (vii) any repayment of Advances Outstanding in connection with any sale or substitution of Loans hereunder shall comply with the requirements set forth in Section 2.3; (viii) as certified in writing to the Administrative Agent by the Borrower, any Discretionary Sale or sale in connection with a Substitution shall be made by the Borrower to a third-party purchaser unaffiliated with the Collateral Manager in a transaction (1) reflecting arm’s-length market terms and (2) in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party to such sale (other than the representations, warranties and covenants set forth in the LSTA Par/Near Par Trade Confirmation, the LSTA Distressed Trade Confirmation or the LSTA Purchase and Sale Agreement for Distressed Trades, in each case as published by The Loan Syndications and Trading Association, Inc. as of the date of such confirmation or agreement, or substantially similar representations, warranties and covenants, to the extent such documentation is not used in connection with such transaction), provided that, notwithstanding the foregoing, the Borrower may make a Discretionary Sale or sale in connection with a Substitution, in each case for fair market value, to the Collateral Manager or an Affiliate of the Borrower or the Collateral Manager with the prior written consent of the Administrative Agent in its sole discretion (except that, so long as no Event of Default has occurred and is continuing, no such consent shall be required in connection with a Discretionary Sale or Substitution permitted by Section 2.14(f)); provided, further, that after the occurrence and during the continuance of an Event of Default, the Borrower may only make Discretionary Sales, sales pursuant to a Substitution or an Optional Sale with the prior written consent of the Administrative Agent in its sole discretion; (ix) the Borrower shall pay an amount equal to all Breakage Costs (with respect to any Optional Sale) and other accrued and unpaid costs and expenses (including, without limitation, reasonable legal fees) of the Administrative Agent, the Lenders (but not including any Defaulting Lender) and the Collateral Agent in connection with any such sale, substitution or repurchase (including, but not limited to, expenses incurred in connection with the release of the Lien of the Collateral Agent on behalf of the Secured Parties and any other party having an interest in the Loan in connection with such sale, substitution or repurchase); (x) with respect to an Optional Sale, the Borrower shall, not later than ten (10) Business Days prior to the date of such sale, deliver to the Administrative Agent and each Lender a certificate and evidence to the reasonable satisfaction of such parties (which satisfaction shall be confirmed in writing by the Administrative Agent and each Lender) that the Borrower shall have sufficient funds on or prior to the date of such sale to pay the outstanding Obligations in full pursuant to Section 2.8; (xi) if any Loan sold pursuant to a Discretionary Sale, sale pursuant to a Substitution or Optional Sale is sold for a price less than its Adjusted Borrowing Value, the Administrative Agent shall have provided its prior written consent to such sale in its -66- USActive 55348338.2 sole discretion; and (xii) each such Discretionary Sale, sale pursuant to a Substitution and Optional Sale complies with any restrictions on such sales in any applicable Purchase Agreement. (f) Limitations on Sales, Substitutions and Repurchases. The aggregate Outstanding Balance of all Loans which are sold or intended to be sold by the Borrower during any 12-month rolling period shall not exceed, collectively, (i) in connection with a Substitution, 25% of the Facility Amount or (ii) in connection with a Discretionary Sale, 25% of the Facility Amount, in each case, as of the start of such 12-month period (or such lesser number of months as shall have elapsed as of such date); provided that, the limitation set forth in this clause (f)(ii) shall not apply with respect to any Discretionary Sale of a Loan (x) in connection with a refinancing by the related Obligor or (y) certified by the Collateral Manager to the Administrative Agent to be to an existing collateralized loan obligation facility managed by the Collateral Manager or any Affiliate of the Collateral Manager. (g) Sales of Loans with an Assigned Value of Zero and Sales of Equity Securities. The Borrower may sell any Loan with an Assigned Value of zero or any Equity Security to any Person; provided, that any such sale shall be made on an arm’s-length basis at fair market value. Section 2.15 [Reserved]. Section 2.16 Capital Contributions. The Equity Investor may, but shall not be obligated to, make a capital contribution in Cash or securities to the Borrower at any time, which proceeds may be deposited into any Account. Section 2.17 Defaulting Lenders. (a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.1; (ii) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists (except to the extent caused by such Defaulting Lender, as determined by the Borrower in its reasonable discretion)), to the funding of any Advance in respect of which such Defaulting Lender has -67- USActive 55348338.2 failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund future Advances under this Agreement; fourth, to the payment of any amounts owing to the other Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists (except to the extent caused by such Defaulting Lender, as determined by the Borrower in its reasonable discretion), to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the Advances of all non- Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.17 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; and (iii) such Defaulting Lender shall not be entitled to receive any Non- Usage Fee or Commitment Reduction Fee for any period during which that Lender is a Defaulting Lender (and under no circumstance shall the Borrower retroactively be or become required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender). (b) If the Administrative Agent determines in its sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), such Lender will, to the extent applicable, purchase that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held on a pro rata basis by the Lenders, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Section 2.18 Replacement of Lenders. If any Lender is a Defaulting Lender hereunder or if any Lender (other than Wells Fargo) (i) requires the Borrower to pay any additional amounts under Section 2.12 or Section 2.13 with -68- USActive 55348338.2 respect thereto, (ii) does not consent to any amendment or modification (including in the form of a consent or waiver) which is approved by the Borrower, the Administrative Agent and the Required Lenders, or (iii) does not consent to a request to extend the Facility Maturity Date, then the Borrower may, at its sole expense and effort, upon notice to such Lender, the Collateral Agent and the Administrative Agent, require such Lender to (x) assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.16), all of its interests, rights and obligations under this Agreement and the Transaction Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) or (y) terminate all of its interests, rights and obligations under this Agreement and the Transaction Documents and reduce the aggregate Commitments outstanding; provided that: (a) if such Lender’s Commitments have been assigned pursuant to clause (x) above, such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (b) such assignment, delegation or termination does not conflict with Applicable Law; and (c) such designation or assignment (1) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.13, as the case may be, in the future, and (2) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Section 2.19 New Borrowers; Borrower Joinder Agreements. A Person (a “New Borrower”) may, from time to time, become a Borrower under this Agreement upon the satisfaction of the following conditions precedent: (a) One hundred percent (100%) of its equity interests are owned by the Equity Investor. (b) It complies and is capable of complying, on an ongoing basis, with all covenants and agreements of the Borrower hereunder. (c) The Administrative Agent shall have received (each of the following documents being referred to herein as an “Additional Document”): (i) a joinder agreement substantially in the form of Exhibit L (the “Borrower Joinder Agreement”), executed and delivered by a duly authorized officer of the then-existing Borrower, the New Borrower and the Administrative Agent, and acknowledged and accepted by the Collateral Manager and the Collateral Agent; (ii) a certificate as to whether the New Borrower is Solvent in the form of Exhibit C; -69- USActive 55348338.2

(iii) for each Lender requesting the same, a Variable Funding Note of the New Borrower substantially in the form of Exhibit B and conforming to the requirements of the this Agreement and executed by a duly authorized officer of the New Borrower; (iv) a Securities Account Control Agreement duly executed by the New Borrower, the Collateral Agent and the Securities Intermediary; (d) The Administrative Agent shall have received (i) a certificate of the New Borrower as described in Sections 3.1(l), (m), (n) and (o), with appropriate insertions and attachments, reasonably satisfactory in form and substance to the Administrative Agent, executed by the Secretary or an Assistant Secretary (or other authorized Person) of the New Borrower and (ii) evidence that the conditions set forth in Sections 3.1(p) and (q) are satisfied. (e) The Administrative Agent and Collateral Agent shall have received with a counterpart for each Lender and the Collateral Manager, the executed legal opinion or opinions of counsel to the New Borrower, covering enforceability. (f) The Administrative Agent and the Lenders shall have received, sufficiently in advance of the execution of any Borrower Joinder Agreement, all documentation and other information with respect to the related New Borrower required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act. (g) The Borrower files or causes to be filed a UCC-1 financing statement naming the New Borrower as debtor and the Collateral Agent as secured party, which shall be in proper form for filing in the filing office of the appropriate jurisdiction and, when filed, together with the related Securities Account Control Agreement, shall be effective to perfect the Collateral Agent’s security interest in the Collateral such that the Collateral Agent’s security interest in the Collateral ranks senior to that of any other creditors of such Borrower (whether then existing or thereafter acquired). (h) Following the joinder of the New Borrower, no more than two (2) Borrowers shall be party hereto without the prior consent of the Administrative Agent in its sole discretion. ARTICLE III CONDITIONS TO AMENDMENT AND RESTATEMENT AND ADVANCES Section 3.1 Conditions to Amendment and Restatement. No Lender shall be obligated to make any Advance hereunder, nor shall any Lender, the Administrative Agent or the Collateral Agent be obligated to take, fulfill or perform any other action hereunder, and the Existing Loan and Security Agreement shall not be amended and restated hereby, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by the Administrative Agent: -70- USActive 55348338.2

(a) Each Transaction Document shall have been duly executed by, and delivered to, the parties thereto, and the Administrative Agent shall have received such other documents, instruments, agreements and legal opinions as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement, each in form and substance satisfactory to the Administrative Agent; (b) The Administrative Agent shall have received satisfactory evidence that each of the Borrower and the Collateral Manager has obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby or thereby; (c) The Borrower shall have delivered to the Administrative Agent a certificate as to whether such Person is Solvent in the form of Exhibit C; (d) The Borrower shall have delivered to the Administrative Agent a certification that no Default, Event of Default or Change of Control with respect to the Borrower has occurred and is continuing; (e) The Administrative Agent, the Collateral Manager and the Collateral Agent shall have received, with a counterpart for each Lender, the executed legal opinion or opinions of Dechert LLP, counsel to the Borrower, covering enforceability, non-consolidation, grant and perfection of the security interests on the Collateral in form and substance acceptable to the Administrative Agent in its reasonable discretion; (f) The Borrower, the Administrative Agent and the Collateral Agent shall have received the executed legal opinion or opinions of Dechert LLP, counsel to the Collateral Manager, covering enforceability of the Transaction Documents to which the Collateral Manager is a party; (g) The Administrative Agent, the Lenders and the Collateral Agent shall have received the fees (including fees, disbursements and other charges of counsel to the Administrative Agent) to be received on date of the initial Advance referred to herein; (h) The Administrative Agent and the Lenders shall have received, sufficiently in advance of the A&R Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act; (i) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request; (j) Each applicable Lender so requesting shall have received a duly executed copy of its Variable Funding Note, in a principal amount equal to the Commitment of such Lender; -71- USActive 55348338.2

(k) (x) The UCC-1 financing statement naming the Borrower as debtor and the Collateral Agent as secured party is in proper form for filing in the filing office of the appropriate jurisdiction; and (y) the UCC-3 termination statement naming the Existing Borrower as debtor and the Collateral Agent as secured party is in proper form for filing in the filing office of the appropriate jurisdiction; (l) The Administrative Agent shall have received an officer’s certificate of the Collateral Manager, and the Borrower, with a counterpart for each Lender, that includes a copy of the resolutions (or other authorizing instruments, if applicable), in form and substance reasonably satisfactory to the Administrative Agent, of the governing or managing body of such Person authorizing (i) the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, (ii) in the case of the Borrower, the borrowings contemplated hereunder and the Permitted Merger and (iii) in the case of the Borrower, the granting by it of the Liens created pursuant to the Transaction Documents, certified by a Responsible Officer (or other authorized Person) of such Person as of the A&R Effective Date, which certification shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions, or other authorizing instruments, if applicable, thereby certified have not been amended, modified, revoked or rescinded; (m) The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Collateral Manager and the Borrower, dated the A&R Effective Date, as to the incumbency and signature of the officers of such Person executing any Transaction Document, which certification shall be included in the certificate delivered in respect of such Person pursuant to Section 3.1(l) and reasonably satisfactory in form and substance to the Administrative Agent, and shall be executed by a Responsible Officer (or other authorized Person) of such Person; (n) The Administrative Agent shall have received, with a counterpart for each Lender, true and complete copies of the Governing Documents of the Collateral Manager and the Borrower, certified as of the A&R Effective Date as complete and correct copies thereof by a Responsible Officer (or other authorized Person) of such Person, which certification shall be included in the certificate delivered in respect of such Person pursuant to Section 3.1(l) and shall be in form and substance reasonably satisfactory to the Administrative Agent; (o) The Administrative Agent shall have received, with a copy for each Lender, certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of the Collateral Manager and the Borrower (i) in the jurisdiction of its organization or incorporation and (ii) in each other jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not be reasonably expected to have a Material Adverse Effect; (p) The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1 necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created, or purported to be created, by the Transaction Documents shall have been completed; -72- USActive 55348338.2

(q) The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of the Borrower, and bankruptcy and pending lawsuits with respect to the Borrower and the results of such search shall be satisfactory to the Administrative Agent; and (r) The Borrower shall have received the executed legal opinion or opinions of Nixon Peabody LLP, counsel to the Collateral Agent, covering enforceability of the Transaction Documents to which the Collateral Agent is a party. (s) The Administrative Agent shall have received an officer’s certificate of the Borrower, with a counterpart for each Lender, certifying that the Permitted Merger will occur prior to or simultaneously with the effectiveness of this Agreement. (t) In connection with the Permitted Merger, on the A&R Effective Date, the Collateral Agent is hereby directed to execute and deliver to the Existing Borrower an instrument in the form delivered to the Collateral Agent by the Successor Borrower (i) consenting to the Permitted Merger pursuant to the Plan of Merger and (ii) acknowledging that the undertaking, property and liabilities of the Existing Borrower will vest in the Successor Borrower by virtue of the Permitted Merger. The Collateral Agent will have no duty to inquire as to any matter in connection with the execution of such consent or any liability therefrom. Section 3.2 Conditions Precedent to All Advances and Acquisitions of Loans. Each Advance under this Agreement, each Reinvestment of Principal Collections pursuant to Section 2.14(a)(i) and each acquisition of Loans in connection with a Substitution pursuant to Section 2.14(b) (each, a “Transaction”) shall be subject to the further conditions precedent that: (a) With respect to any Advance, the Collateral Manager shall have delivered to the Administrative Agent (with a copy to the Collateral Agent and each Lender) no later than 3:00 p.m. on the Business Day prior to the related Funding Date: (i) a Funding Notice in the form of Exhibit A-1 and a Borrowing Base Certificate, if any; and (ii) if a Loan is being acquired with such Advance, a certificate of assignment in the form of Exhibit F (including Exhibit A thereto) and containing such additional information as may be reasonably requested by the Administrative Agent and each Lender; (b) With respect to any Reinvestment of Principal Collections permitted by Section 2.14(a)(i) and each acquisition of Loans in connection with a Substitution pursuant to Section 2.14(b), the Collateral Manager shall have delivered to the Administrative Agent, no later than 2:00 p.m. on the date of such reinvestment, a Reinvestment Notice in the form of Exhibit A-3 and a Borrowing Base Certificate, executed by the Collateral Manager on behalf of the Borrower; (c) On the date of such Transaction (A) the Borrower shall be deemed to have -73- USActive 55348338.2 certified that each of the following statements shall be true and correct as of such date and (B) if the related Borrower’s Notice is executed by the Borrower, the Borrower shall have certified in such notice that (other than with respect to the Collateral Manager’s certifications in clauses (d) and, with respect to reports required to be delivered by the Collateral Manager under the Transaction Documents, (g) and the conditions precedent in clauses (f), (h) and (i) of this Section 3.2) all conditions precedent to the requested Transaction have been satisfied: (i) the representations and warranties contained in Section 4.1 and Section 4.2 are true and correct in all respects on and as of such day (other than any representation and warranty that is made as of a specific date); (ii) no event has occurred, or would result from such Transaction or from the application of proceeds thereof, that constitutes a Default or an Event of Default; (iii) on and as of such day, immediately after giving effect to such Transaction, the Advances Outstanding do not exceed the Borrowing Base (or, to the extent permitted under Section 2.14(b), any Borrowing Base Deficiency is reduced); (iv) to the extent applicable to the requested Transaction and with respect to the Borrower, no Applicable Law shall prohibit or enjoin the proposed Reinvestment of Principal Collections or acquisition of Loans; (v) on and as of such day, immediately after giving effect to such Transaction the Advances Outstanding do not exceed the Facility Amount; and (vi) the amounts on deposit in the Unfunded Exposure Account are at least equal to the Unfunded Exposure Equity Amount. (d) On the date of such Transaction (A) the Collateral Manager shall be deemed to have certified that each of the following statements shall be true and correct as of such date and (B) the Collateral Manager shall have certified in the related Borrower’s Notice that (other than with respect to the Borrower’s certifications in clauses (c) and, with respect to reports required to be delivered by the Borrower under the Transaction Documents, (g) and the conditions precedent in clauses (f), (h) and (i) of this Section 3.2) all conditions precedent to the requested Transaction have been satisfied: (i) no event has occurred, or would result from such Transaction or from the application of proceeds thereof, that constitutes a Default, an Event of Default or a Collateral Manager Termination Event; (ii) on and as of such day, immediately after giving effect to such Transaction, the Advances Outstanding do not exceed the Borrowing Base (or, to the extent permitted under Section 2.14(b), any Borrowing Base Deficiency is reduced); (iii) the representations and warranties contained in Section 4.3 are true and correct in all respects on and as of such day (other than any representation and warranty that is made as of a specific date); and -74- USActive 55348338.2

(iv) on and as of such day, immediately after giving effect to such Transaction, the Advances Outstanding do not exceed the Facility Amount. (e) (i) With respect to any Advance under this Agreement or any Reinvestment of Principal Collections pursuant to Section 2.14(a)(i), the Reinvestment Period End Date shall not have occurred, and (ii) with respect to any Transaction, the Termination Date shall not have occurred; (f) Prior to the initial acquisition of any Loans by the Borrower from the Equity Investor after the A&R Effective Date, the Administrative Agent, the Collateral Manager and the Collateral Agent shall have received, with a counterparty for each Lender, (x) the executed legal opinion of Dechert LLP, counsel to the Borrower, covering true sale matters and (y) a Purchase Agreement specific to the Equity Investor, in each case, in form and substance acceptable to the Administrative Agent in its reasonable discretion; (g) The Borrower and Collateral Manager shall have delivered to the Administrative Agent and the Collateral Agent all reports required to be delivered by either thereof as of the date of such Transaction including, without limitation, all deliveries required by Section 2.2; (h) The Borrower shall have paid all fees then required to be paid and, without duplication of Section 2.11, shall have reimbursed the Lenders (other than any Defaulting Lender), the Collateral Agent and the Administrative Agent for all fees, costs and expenses then required to be paid in connection with the closing of the transactions contemplated hereunder and under the other Transaction Documents, including the reasonable attorney fees and any other legal and document preparation costs incurred by the Lenders, the Collateral Agent and the Administrative Agent; (i) The Borrower and the Collateral Manager shall have received a copy of an Approval Notice, executed by the Administrative Agent, evidencing the approval of the Administrative Agent, in its sole discretion in accordance with clause (a) of the definition of “Eligible Loan,” of each Loan to be added to the Collateral; (j) In connection with the initial Advance with respect to the acquisition of any Loan, the Borrower shall have delivered to the Custodian (with a copy to the Administrative Agent), no later than 2:00 p.m. on the related Advance Date, a faxed or emailed copy of the duly executed original promissory notes for each such Loan in respect of which a promissory note is issued (or, in the case of any Noteless Loan, a fully executed assignment agreement); provided that, notwithstanding the foregoing, the Borrower shall cause the Loan Checklist and the Required Loan Documents to be in the possession of the Custodian within (x) with respect to signed originals of any document required by clause (b) in the definition of “Required Loan Documents” that are unavailable as of the related Advance Date and with respect to which copies have been delivered to pursuant to clause (y), the later of ten (10) Business Days and fifteen (15) days of the related Advance Date and (y) otherwise, five (5) Business Days of the related Advance Date; and (k) Prior to the initial Advance after the A&R Effective Date, the Administrative Agent shall have received evidence satisfactory to it that the Effective Equity of -75- USActive 55348338.2 the Borrower is equal to or greater than the Minimum Equity Amount. The failure of any of the foregoing conditions precedent to be satisfied in respect of any Advance shall give rise to a right of the Administrative Agent and the applicable Lender, which right may be exercised at any time on the demand of the applicable Lender, to rescind the related Advance and direct the Borrower to pay to the Administrative Agent for the benefit of the applicable Lender an amount equal to the related Advances made during any such time that any of the foregoing conditions precedent were not satisfied. Section 3.3 Custodianship; Transfer of Loans and Permitted Investments. (a) The Collateral Agent and/or the Custodian shall hold all Certificated Securities and Instruments in physical form at the offices specified in Section 5.5(c). Any successor Collateral Agent or Custodian shall be a state or national bank or trust company which is not an Affiliate of the Borrower, which is a Qualified Institution. (b) Each time that the Borrower shall direct or cause the acquisition of any Loan or Permitted Investment, the Borrower shall, if such Permitted Investment or, in the case of a Loan, the related promissory note or (with respect to a Noteless Loan) assignment documentation has not already been delivered to the Collateral Agent and/or the Custodian in accordance with the requirements set forth in the definition of “Required Loan Documents”, cause the delivery of such Permitted Investment or, in the case of a Loan, the related promissory note or (with respect to a Noteless Loan) assignment documentation in accordance with the requirements set forth in the definition of “Required Loan Documents” to the Collateral Agent and/or the Custodian to be credited by the Collateral Agent and/or the Custodian to the Collateral Account in accordance with the terms of this Agreement. The security interest of the Collateral Agent in the funds or other property utilized in connection with such acquisition shall, immediately and without further action on the part of the Collateral Agent, be released. (c) The Borrower shall cause all Loans or Permitted Investments acquired by the Borrower to be transferred to the Collateral Agent and/or the Custodian for credit by the Collateral Agent and/or the Custodian to the Collateral Account, and shall cause all Loans and Permitted Investments acquired by the Borrower to be delivered to the Collateral Agent and/or the Custodian by one of the following means (and shall take any and all other actions necessary to create and perfect in favor of the Collateral Agent a valid security interest in each Loan and Permitted Investment, which security interest shall be senior (subject to Permitted Liens) to that of any other creditor of the Borrower (whether now existing or hereafter acquired)): (i) in the case of an Instrument or a Certificated Security represented by a Security Certificate in registered form by having it Indorsed to the Collateral Agent or in blank by an effective Indorsement or registered in the name of the Collateral Agent and by (A) delivering such Instrument or Security Certificate to the Securities Intermediary at the Corporate Trust Office and (B) causing the Securities Intermediary to maintain (on behalf of the Collateral Agent for the benefit of the Secured Parties) continuous possession of such Instrument or Security Certificate at the offices of the Collateral Agent specified in Section 5.5(c); -76- USActive 55348338.2

(ii) in the case of an Uncertificated Security, by (A) causing the Collateral Agent to become the registered owner of such Uncertificated Security and (B) causing such registration to remain effective; (iii) in the case of any Security Entitlement, by causing each such Security Entitlement to be credited to a Securities Account in the name of the Borrower pursuant to the applicable Securities Account Control Agreement; and (iv) in the case of General Intangibles (including any Loan or Permitted Investment not evidenced by an Instrument) by filing, maintaining and continuing the effectiveness of, a financing statement naming the Borrower as debtor and the Collateral Agent as secured party and describing the Loan or Permitted Investment (as the case may be) as the collateral (or describing the collateral as “all assets,” or words of similar effect) at the filing office of the Recorder of Deeds of the District of Columbia. (d) The security interest of the Collateral Agent in any Collateral disposed of in a transaction in accordance with this Agreement shall, immediately and without further action on the part of the Collateral Agent, be released and the Collateral Agent shall immediately release such Collateral to, or as directed by, the Borrower. ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.1 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows as of the A&R Effective Date and each Measurement Date: (a) Organization and Good Standing. The Borrower has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, with all requisite limited liability company power and authority to own or lease its properties and conduct its business as such business is presently conducted, and had at all relevant times, and now has all necessary power, authority and legal right to acquire, own and sell the Collateral. (b) Due Qualification. The Borrower is (i) duly qualified to do business and is in good standing as a limited liability company formed under the laws of the State of Delaware, and (ii) has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be qualified, licensed or approved would not reasonably be expected to have a Material Adverse Effect. (c) Power and Authority; Due Authorization; Execution and Delivery. The Borrower (i) has all necessary limited liability company power, authority and legal right to (a) execute and deliver each Transaction Document to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary corporate action, the execution, delivery and performance of each Transaction -77- USActive 55348338.2

Document to which it is a party and the pledge and assignment of a security interest in the Collateral on the terms and conditions herein provided. This Agreement and each other Transaction Document to which the Borrower is a party have been duly executed and delivered by the Borrower. (d) Binding Obligation. Each Transaction Document to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and by general principles of equity (whether such enforceability is considered in a suit at law or in equity). (e) No Violation. The consummation of the transactions contemplated by each Transaction Document to which it is a party and the fulfillment of the terms thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Governing Documents of the Borrower or any Contractual Obligation of the Borrower, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Borrower’s properties pursuant to the terms of any such Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law. (f) Agreements. The Borrower is not a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect. The Borrower is not in default in any manner under any provision of any agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such defaults could reasonably be expected to result in a Material Adverse Effect. (g) No Proceedings. There is no litigation, proceeding or investigation pending or, to the knowledge of the Borrower, threatened against the Borrower, before any Governmental Authority (i) asserting the invalidity of any Transaction Document to which the Borrower is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document to which the Borrower is a party or (iii) that could reasonably be expected to have a Material Adverse Effect. (h) All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Borrower of each Transaction Document to which the Borrower is a party have been obtained. (i) Bulk Sales. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require compliance with any “bulk sales” act or similar law by the Borrower. (j) Solvency. The Borrower is not the subject of any Insolvency Proceeding or Insolvency Event. The transactions under the Transaction Documents to which the Borrower is a party do not and will not render the Borrower not Solvent and the Borrower shall deliver to the Administrative Agent on the A&R Effective Date a certification in the form of Exhibit C. (k) Taxes. The Borrower (i) is and has always been treated as either (x) a -78- USActive 55348338.2 partnership, each of whose partners (as determined for U.S. federal income tax purposes) is and has been U.S. Persons or (y) a disregarded entity of a U.S. Person for U.S. federal income tax purposes and (ii) has timely filed or caused to be filed all U.S. federal, state, and other material Tax returns and reports required to be filed by it and (x) has paid or caused to be paid all U.S. federal, state, and other material Taxes required to be paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower has set aside on its books adequate reserves in accordance with GAAP and (y) if it is treated as domestic partnership, it is not subject to any U.S. federal income tax liability (including any tax liability under Section 1446 of the Code). (l) Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including, without limitation, the use of the proceeds from the transfer of the Collateral) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Borrower does not own or intend to carry or purchase, and no proceeds from the Advances will be used to carry or purchase, any “margin stock” within the meaning of Regulation U or to extend “purpose credit” within the meaning of Regulation U. (m) Security Interest. (i) This Agreement creates a valid and continuing security interest (as defined in the UCC as in effect from time to time in the State of New York) in the Collateral in favor of the Collateral Agent, on behalf of the Secured Parties, which security interest is validly perfected under Article 9 of the UCC and is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Borrower; (ii) the Collateral is comprised of “instruments”, “security entitlements”, “general intangibles”, “certificated securities”, “uncertificated securities”, “securities accounts”, “investment property” and “proceeds” (each as defined in the applicable UCC) and such other categories of collateral under the applicable UCC as to which the Borrower has complied with its obligations under Section 4.1(m)(i); (iii) with respect to Collateral that constitute Security Entitlements: (1) all of such Security Entitlements have been credited to one of the Accounts and the securities intermediary for each Account has agreed to treat all assets credited to such Account as Financial Assets within the meaning of the UCC as in effect from time-to-time in the State of New York; (2) the Borrower has taken all steps necessary to enable the Collateral Agent to obtain “control” (within the meaning of the UCC as in effect from time-to-time in the State of New York) with respect to each Account; and (3) the Accounts are not in the name of any Person other than the Borrower, subject to the lien of the Collateral Agent for the benefit of the Secured Parties. The Borrower has not instructed the securities intermediary of any -79- USActive 55348338.2

Account to comply with the entitlement order of any Person other than the Collateral Agent; provided that, until the Collateral Agent delivers a Notice of Exclusive Control, the Borrower and the Collateral Manager may cause Cash in the Accounts to be invested in Permitted Investments, and the proceeds thereof to be paid and distributed in accordance with this Agreement; (iv) all Accounts constitute “securities accounts” as defined in the Section 8-501(a) of the UCC as in effect from time to time in the State of New York; (v) the Borrower owns and has good and marketable title to (or, with respect to assets securing any Collateral, a valid security interest in) the Collateral free and clear of any Lien (other than Permitted Liens) of any Person; (vi) the Borrower has received all consents and approvals required by the terms of any Loan to the granting of a security interest in the Loans hereunder to the Collateral Agent, on behalf of the Secured Parties; (vii) the Borrower has taken all necessary steps to file all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in that portion of the Collateral in which a security interest may be perfected by filing pursuant to Article 9 of the UCC as in effect in the Borrower’s jurisdiction of incorporation; (viii) other than the security interest granted to the Collateral Agent, on behalf of the Secured Parties, pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Collateral. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of any collateral included in the Collateral other than any financing statement that has been terminated and/or fully and validly assigned to the Collateral Agent or the Borrower on or prior to the Original Closing Date; (ix) other than Permitted Liens, there are no judgments or Liens for Taxes with respect to the Borrower and no claim is being asserted with respect to the Taxes of the Borrower; (x) other than in the case of Noteless Loans, all original executed copies of each underlying promissory note that constitute or evidence each Loan that is evidenced by a promissory note has been or, subject to the delivery requirements contained herein, will be delivered to the Custodian; (xi) other than in the case of Noteless Loans, the Borrower has received, or subject to the delivery requirements contained herein will receive, a written acknowledgment from the Custodian that the Custodian or its custodian is holding the underlying promissory notes that evidence all Loans evidenced by a promissory note solely on behalf of the Collateral Agent for the benefit of the Secured Parties; (xii) other than any assignment to the Borrower in connection with the Borrower’s acquisition of the related Loan, if applicable, none of the underlying -80- USActive 55348338.2 promissory notes (if any) that constitute or evidence the Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Collateral Agent on behalf of the Secured Parties; (xiii) with respect to Collateral that constitutes a “certificated security,” such certificated security has been delivered to the Collateral Agent on behalf of the Secured Parties and, if in registered form, has been specially Indorsed to the Collateral Agent, on behalf of the Secured Parties, or in blank by an effective Indorsement or has been registered in the name of the Collateral Agent, on behalf of the Secured Parties, upon original issue or registration of transfer by the Borrower; and (xiv) in the case of an Uncertificated Security, the Borrower has caused the issuer of such Uncertificated Security to register the Collateral Agent, on behalf of the Secured Parties, as the registered owner of such Uncertificated Security. (n) Reports Accurate. Any of the following information provided or prepared by an Obligor, the Collateral Manager, the Sub-Advisor or the Collateral Agent, including, without limitation, any financial statements required pursuant to Section 5.3(f), all information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished to the Administrative Agent or any Lender in connection with this Agreement are (other than projections, forward-looking information, general economic data or industry information and with respect to any information or documentation prepared by the Collateral Manager or one of its Affiliates for internal use or consideration, statements as to (or the failure to make a statement as to) the value of, collectability of, prospects of or potential risks or benefits associated with a Loan or Obligor) provided by the Borrower or the Collateral Manager is true and correct in all material respects after giving effect to any updates thereto (or, with respect to information relating to third parties, is true and correct in all material respects to the actual knowledge of the Collateral Manager) as of the date such information is provided;. (o) Location of Offices. The Borrower’s location (within the meaning of Article 9 of the UCC) is, and at all times since the A&R Effective Date has been, the State of Delaware. The Borrower’s Federal Employee Identification Number is correctly set forth on the certificate required pursuant to Section 3.1(l). The Borrower has not changed its name (whether by amendment of its certificate of formation, by reorganization or otherwise) or its jurisdiction of incorporation and has not changed its location within the four (4) months preceding the A&R Effective Date, except as permitted under and in satisfaction of Section 5.1(o)(vii). (p) Collection Accounts. The Collection Accounts (including any sub accounts thereof) are the only accounts to which Collections are sent. (q) Legal Name. The Borrower’s exact legal name is, and at all times since the A&R Effective Date has been the name as set forth on Annex A hereto, except as permitted under and in satisfaction of Section 5.1(o)(vii) or in the case of any New Borrower, as set forth in the applicable Borrower Joinder Agreement. (r) [Reserved]. (s) Value Given. The Borrower has given reasonably equivalent value to the -81- USActive 55348338.2 applicable third party seller of Collateral in consideration for the transfer to the Borrower of the Collateral, and no such transfer shall have been made for or on account of an antecedent debt, and no such transfer is or may be voidable or subject to avoidance under any Section of the Bankruptcy Code. (t) Accounting. Other than for tax purposes, the Borrower accounts for the transfers to it of Collateral as purchases of such Collateral for legal and financial accounting purposes (including notations on its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein). (u) Special Purpose Entity. At all times prior to the Collection Date, the Borrower has not and shall not: (i) except in connection with any payment made to any Secured Party hereunder, claim any credit on, make any deduction from, or dispute the enforceability of payment of the principal or Interest payable (or any other amount) in respect of the Advances Outstanding (other than amounts withheld in accordance with the Code or any Applicable Laws of any applicable jurisdiction) or assert any claim against any present or future Lender, by reason of the payment of any taxes levied or assessed upon any part of the Collateral; (ii) (x) incur or assume or guarantee any indebtedness, other than those created under this Agreement and the transactions contemplated hereby, or (y) (A) issue any additional class of securities, or (B) issue any additional shares; (iii) dissolve or liquidate in whole or in part, or consolidate or merge with or into any other Person or transfer or convey substantially all of its assets to any Person, except as permitted hereunder or required by Applicable Law; (iv) permit the formation of any Subsidiary (other than any entity in connection with a Permitted Securitization); (v) conduct business under any name other than its own; (vi) have any employees (other than managers to the extent they are employees); (vii) sell, transfer, exchange or otherwise dispose of Collateral, or enter into an agreement or commitment to do so or enter into or engage in any business with respect to any part of the Collateral, except as expressly permitted by this Agreement; (viii) [reserved]; (ix) (i) register as or become subject to regulatory supervision or other legal requirements under the laws of any country or political subdivision thereof as a bank, insurance company or finance company or (ii) hold itself out to the public as a bank, insurance company or finance company or knowingly take any action that would reasonably be expected to cause it to be treated as a bank, insurance company or finance -82- USActive 55348338.2 company for purposes of (A) any tax, securities law or other filing or submission made to any Governmental Authority, (B) any application made to a rating agency, or (C) qualification for any exemption from tax, securities law or any other legal requirements; (x) except as contemplated by the Transaction Documents, take any action, or conduct its affairs in a manner, that is likely to result in its separate existence being ignored or in its assets and liabilities being substantively consolidated with any other Person in a bankruptcy, reorganization or other Insolvency Proceeding. Without limiting the foregoing, (i) the Borrower shall not have any subsidiaries (other than any entity in connection with a Permitted Securitization), and (ii) the Borrower shall not (A) have any employees (other than their respective managers), (B) except as contemplated by the Borrower’s Governing Documents, engage in any transaction with any shareholder that would constitute a conflict of interest, or (C) pay dividends other than in accordance with the Borrower’s Governing Documents; (xi) (i) be a party to any agreement that does not include customary “non-petition” and “limited recourse” provisions or (ii) amend or eliminate such provisions in any agreement to which it is party, in each case, except for the Transaction Documents, documents executed in connection with the Permitted Merger, and any agreements related to the purchase, sale, maintenance or investment of any Collateral that contain customary terms or are in the form of customary loan trading documentation; (xii) [reserved]; (xiii) engage in any business or activity other than as contemplated by this Agreement, including (i) incurring obligations hereunder, (ii) acquiring, owning, holding, selling, lending, exchanging, redeeming, pledging, contracting for the management of and otherwise dealing with the Collateral and (iii) entering into the other Transaction Documents and any other agreements or documents specifically contemplated by this Agreement (xiv) fail at any time to have at least one (1) independent manager or director (the “Independent Manager”) who has prior experience as an independent director, independent manager or independent member with at least three years of employment experience and who is provided by CT Corporation, Corporation Service Company, National Registered Agents, Inc., Wilmington Trust Company, Lord Securities Corporation, Citadel SPV, Puglisi & Associates or, if none of those companies is then providing professional Independent Managers, another nationally recognized company reasonably approved by the Administrative Agent, in each case that is not an Affiliate of the Borrower or the Collateral Manager and that provides professional Independent Managers and other corporate services in the ordinary course of its business, and which individual is duly appointed as an Independent Manager and is not, and has not within the preceding 5 years been, and will not while serving as Independent Manager be, any of the following: (a) a member, partner, equityholder, manager, director, officer or employee of the Borrower, the Equity Investor, the Collateral Manager or any of their respective Affiliates (other than as an Independent Manager of an Affiliate of the Borrower that is not in the direct chain of ownership of the Borrower and that is required by a creditor to be a -83- USActive 55348338.2 single purpose bankruptcy-remote entity, provided that such Independent Manager is employed by a company that routinely provides professional independent managers or directors); (b) a creditor, supplier or service provider (including provider of professional services) to the Borrower, the Equity Investor, the Collateral Manager or any of their respective Affiliates (other than a nationally recognized company that routinely provides professional independent managers and other corporate services to the Borrower, the Equity Investor, the Collateral Manager or any of their respective Affiliates in the ordinary course of business); (c) a family member of any such member, partner, equityholder, manager, director, officer, employee, creditor, supplier or service provider; or (d) a Person that controls (whether directly, indirectly or otherwise) any of (a), (b) or (c) above. A natural person who otherwise satisfies the foregoing definition and satisfies subparagraph (a) by reason of being the Independent Manager of a “special purpose entity” affiliated with the Borrower shall be qualified to serve as an Independent Manager of the Borrower; (xv) fail to ensure that all limited liability company actions relating to the appointment, maintenance or replacement of the Independent Manager are complied with; or (xvi) fail to provide that the unanimous consent of all managers (including the consent of the Borrower’s Independent Manager) is required for the Borrower to (a) institute proceedings to be adjudicated bankrupt or insolvent, (b) institute or consent to the institution of bankruptcy or insolvency proceedings against it, (c) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (d) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Borrower, (e) make any assignment for the benefit of the Borrower’s creditors, (f) admit in writing its inability to pay its debts generally as they become due, or (g) take any action in furtherance of any of the foregoing. (v) Investment Company Act. The Borrower is not an “investment company” within the meaning of, and is not subject to registration under, the 1940 Act. (w) ERISA. The following representations shall be repeated on each day during the term of this Agreement: (i) Neither the Borrower nor any ERISA Affiliate has, during the past six years maintained, contributed to or had an obligation to contribute to any Employee Plan or Multiemployer Plan, and neither the Borrower nor any ERISA Affiliate has any present intention to maintain, contribute to or have any obligation to contribute to any Employee Plan or Multiemployer Plan. Neither the Borrower nor any ERISA Affiliate has any liability with respect to any such Employee Plan or Multiemployer Plan; and (ii) The Borrower is not and is not acting on behalf of (i) an “employee benefit plan” within the meaning of Section 3(3) of ERISA that is subject to Part 4 of Subtitle B of Title I of ERISA, (ii) a “plan” within the meaning of Section 4975(e)(1) of the Code, to which Section 4975 of the Code applies, (C) an entity whose underlying assets include “plan assets” subject to Title I of ERISA or Section 4975 of the Code by reason of -84- USActive 55348338.2

Section 3(42) of ERISA, U.S. Department of Labor Regulation 29 CFR Section 2510.3- 101 or otherwise, or (iii) a “governmental plan” (as defined in Section 3(32) of ERISA) or another type of plan (or an entity whose assets are considered to include the assets of any such governmental or other plan) that is subject to any law, rule or restriction that is similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”). (x) Compliance with Law. The Borrower has complied in all material respects with all Applicable Law to which it may be subject, and no item of Collateral contravenes any Applicable Law (including, without limitation, all applicable predatory and abusive lending laws, laws, rules and regulations relating to licensing, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy). (y) No Material Adverse Effect. No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect on the Borrower since the Original Closing Date. (z) Collections. The Borrower acknowledges that all Collections received by it or its Affiliates with respect to the Collateral transferred hereunder are held and shall be held in trust for the benefit of the Secured Parties until deposited into the Collection Account within two Business Days after receipt as required herein. (aa) Full Payment. As of the initial Funding Date thereof, the Borrower had no knowledge of any fact which should lead it to expect that any Loan will not be repaid by the applicable Obligor in full. (bb) Accuracy of Representations and Warranties. Each representation or warranty by the Borrower contained herein or in any report, financial statement, exhibit, schedule, certificate or other document furnished by the Borrower pursuant hereto, in connection herewith is true and correct in all material respects. (cc) Sanctions. None of the Borrower, any Person directly or indirectly Controlling the Borrower nor any Person directly or indirectly Controlled by the Borrower and, to the Borrower’s knowledge, no Related Party of the foregoing (i) is a Sanctioned Person; (ii) is controlled by or is acting on behalf of a Sanctioned Person; (iii) is, to the Borrower’s knowledge, under investigation for an alleged breach of Sanction(s) by a governmental authority that enforces Sanctions; or (iv) will fund any repayment of the Obligations with proceeds derived from any transaction that would be prohibited by Sanctions or would otherwise cause any Lender or any other party to this Agreement, or any Related Party, to be in breach of any Sanctions. To each such Person’s knowledge, no investor in such Person is a Sanctioned Person. The Borrower will notify each Lender and Administrative Agent in writing not more than one (1) Business Day after becoming aware of any breach of this section. (dd) Good Title. The Borrower has good and marketable title in the Collateral. (ee) Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification provided to any Lender in connection with this Agreement is true and correct in all respects. -85- USActive 55348338.2

Section 4.2 Representations and Warranties of the Borrower Relating to this Agreement and the Collateral. The Borrower hereby represents and warrants, as of the A&R Effective Date and as of each Funding Date: (a) Valid Security Interest. This Agreement constitutes a valid grant of a security interest in all of the Collateral to the Collateral Agent, for the benefit of the Secured Parties, which security interest will, upon filing of the UCCs described in Section 3.1(k), constitute a valid and first priority perfected security interest in all of the Collateral (subject to Permitted Liens) in that portion of the Collateral in which a security interest may be created under Article 9 of the UCC as in effect from time to time in the State of New York. (b) Eligibility of Collateral. As of the A&R Effective Date and each Funding Date, (i) the information contained in each Funding Notice delivered pursuant to Section 2.2, is an accurate and complete listing of all Loans included in the Collateral as of the related Funding Date and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true, correct and complete as of the related Funding Date and (ii) with respect to each Loan included in the Collateral, each Loan is an Eligible Loan at such time. (c) No Fraud. Each Loan originated by the Borrower, the Collateral Manager or, to the best of the Borrower’s knowledge, an unaffiliated third party, was originated without any fraud or material misrepresentation. Section 4.3 Representations and Warranties of the Collateral Manager. The Collateral Manager represents and warrants as follows as of the A&R Effective Date and each Measurement Date: (a) Organization and Good Standing. The Collateral Manager has been duly organized, and is validly existing as a corporation in good standing, under the laws of Maryland, with all requisite corporate power and authority to execute, deliver and perform its obligations as Collateral Manager under this Agreement. (b) Due Qualification. The Collateral Manager is duly qualified to do business and is in good standing as a corporation, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified or obtain such qualifications, licenses or approvals would not reasonably be expected to have a Material Adverse Effect. (c) Power and Authority; Due Authorization; Execution and Delivery. The Collateral Manager (i) has all necessary corporate power, authority and legal right to (a) execute and deliver each Transaction Document to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary corporate action, the execution, delivery and performance of each Transaction Document to which it is a party. This Agreement and each other Transaction Document to which the Collateral Manager is a party have been duly executed and delivered by the Collateral Manager. -86- USActive 55348338.2

(d) Binding Obligation. Each Transaction Document to which the Collateral Manager is a party constitutes a legal, valid and binding obligation of the Collateral Manager enforceable against the Collateral Manager in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity). (e) No Violation. The consummation of the transactions contemplated by each Transaction Document to which it is a party and the fulfillment of the terms thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Collateral Manager’s articles of incorporation, bylaws or any Contractual Obligation of the Collateral Manager, (ii) result in the creation or imposition of any Lien upon any of the Collateral Manager’s properties pursuant to the terms of any such Contractual Obligation, or (iii) violate any Applicable Law. (f) No Proceedings. There is no litigation, proceeding or investigation pending or, to the Collateral Manager’s knowledge, threatened against the Collateral Manager, before any Governmental Authority (i) asserting the invalidity of any Transaction Document to which the Collateral Manager is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document to which the Collateral Manager is a party or (iii) that could reasonably be expected to have a Material Adverse Effect. (g) All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Collateral Manager of each Transaction Document to which the Collateral Manager is a party have been obtained. (h) Reports Accurate. All information, financial statements of the Sub- Advisor, documents, books, records or reports furnished by the Collateral Manager to the Administrative Agent or any Lender in connection with this Agreement are (other than projections, forward-looking information, general economic data or industry information and with respect to any information or documentation prepared by the Collateral Manager or one of its Affiliates for internal use or consideration, statements as to (or the failure to make a statement as to) the value of, collectability of, prospects of or potential risks or benefits associated with a Loan or Obligor) provided by the Borrower or the Collateral Manager is true and correct in all material respects after giving effect to any updates thereto (or, with respect to information relating to third parties, is true and correct in all material respects to the actual knowledge of the Collateral Manager) as of the date such information is provided. (i) Solvency. The Collateral Manager is not the subject of any Insolvency Proceeding or Insolvency Event. (j) No Fraud. Each Loan originated by an unaffiliated third party was, to the best of the Collateral Manager’s knowledge, originated without any fraud or material misrepresentation. (k) Compliance with Law. The Collateral Manager has complied in all material respects with all Applicable Law to which it may be subject. -87- USActive 55348338.2

(l) Sanctions. None of the Collateral Manager, any Person directly or indirectly Controlling the Collateral Manager nor any Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s knowledge, no Related Party of the foregoing will, directly or indirectly, use the proceeds of any Advance hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund any activities or business of or with a Sanctioned Person, or (ii) in any manner that would be prohibited by Sanctions or would otherwise cause any Lender to be in breach of any Sanctions. Each Person shall comply with all applicable Sanctions in all material respects, and shall maintain policies and procedures reasonably designed to ensure compliance with Sanctions. The Collateral Manager will notify each Lender and the Administrative Agent in writing not more than one (1) Business Day after becoming aware of any breach of this section. (m) No Material Adverse Effect. No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect on the Collateral Manager since the Original Closing Date. Section 4.4 Representations and Warranties of the Collateral Agent. The Collateral Agent in its individual capacity and as Collateral Agent represents and warrants as follows: (a) Organization; Power and Authority. It is a duly organized and validly existing national banking association in good standing under the laws of the United States. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Collateral Agent under this Agreement. (b) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Collateral Agent, as the case may be. (c) No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its articles of incorporation or bylaws or any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any Contractual Obligation to which the Collateral Agent is a party or by which it or any of its property is bound. (d) No Violation. The execution and delivery of this Agreement, the performance of the Transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law as to the Collateral Agent. (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Agent, required in connection with the execution and delivery of this Agreement, the performance by the Collateral Agent of the transactions contemplated hereby and the fulfillment by the Collateral Agent of the terms hereof have been obtained. -88- USActive 55348338.2

(f) Validity, Etc. This Agreement constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity). (g) Corporate Collateral Agent Required; Eligibility. The Collateral Agent (including any successor Collateral Agent appointed pursuant to Section 7.5) hereunder (i) is a national banking association or banking corporation or trust company organized and doing business under the laws of any state or the United States, (ii) is authorized under such laws to exercise corporate trust powers, (iii) has a combined capital and surplus of at least $200,000,000, and (iv) is subject to supervision or examination by federal or state authority. If such banking association publishes reports of condition at least annually, pursuant to Applicable Law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 4.4(g) its combined capital and surplus shall be deemed to be as set forth in its most recent report of condition so published. In case at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of this Section 4.4(g), the Collateral Agent shall give prompt notice to the Borrower, the Collateral Manager and the Lenders that it has ceased to be eligible to be the Collateral Agent. ARTICLE V GENERAL COVENANTS Section 5.1 Affirmative Covenants of the Borrower. The Borrower covenants and agrees with the Lenders that: (a) Compliance with Laws. The Borrower will comply in all respects with all Applicable Laws, including those with respect to the Collateral or any part thereof, except where the failure to do so would have a Material Adverse Effect. (b) Preservation of Company Existence. The Borrower will (i) preserve and maintain its existence, rights, franchises and privileges as a limited liability company formed under the laws of the State of Delaware, (ii) qualify and remain qualified in good standing as a limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect and (iii) maintain the Governing Documents of the Borrower in full force and effect and shall not amend the same without the prior written consent of the Administrative Agent; provided that the Borrower shall be permitted to change its registered agent without the consent of (but with prior notice to) the Administrative Agent. The Borrower shall ensure that all organizational formalities regarding its separate existence (including holding regular board of directors’ and shareholders’, or other similar, meetings to the extent required) are followed. (c) Performance and Compliance with Collateral. The Borrower will, at the Borrower’s expense, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Collateral, the Transaction Documents and all other agreements related to such Collateral. -89- USActive 55348338.2

(d) Keeping of Records and Books of Account. The Borrower will keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. The Borrower will permit any representatives designated by the Administrative Agent to visit and inspect the financial records and the properties of such person at reasonable times and as often as reasonably requested, without unreasonably interfering with such party’s business and affairs and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent to discuss the affairs, finances and condition of such person with the Responsible Officers thereof and independent accountants therefor, in each case, other than (x) material and affairs protected by the attorney-client privilege and (y) materials which such party may not disclose without violation of confidentiality obligations binding upon it. Each Lender (or a representative designated by each Lender) shall have the right to accompany the Administrative Agent on each such visit and inspection. For the avoidance of doubt, the right of the Administrative Agent provided herein to visit and inspect the financial records and properties of the Borrower shall be limited to not more than two (2) such visits and inspections in any fiscal year; provided that the Borrower shall only be liable for the reasonable and documented costs incurred by the Administrative Agent; provided, further, that after the occurrence of an Event of Default and during its continuance, there shall be no limit to the number of such visits and inspections, and after the resolution of such Event of Default, the number of visits occurring in the current fiscal year shall be deemed to be zero. (e) Protection of Interest in Collateral. With respect to the Collateral acquired by the Borrower, the Borrower will (i) acquire such Collateral directly from an unaffiliated third party, (ii) at the Borrower’s expense, take all action necessary to perfect, protect and more fully evidence the Borrower’s ownership of such Collateral free and clear of any Lien other than the Lien created hereunder and Permitted Liens, including, without limitation, (a) with respect to the Loans and that portion of the Collateral in which a security interest may be perfected by filing and maintaining (at the Borrower’s expense), effective financing statements against the Borrower in all necessary or appropriate filing offices, (including any amendments thereto or assignments thereof) and filing continuation statements, amendments or assignments with respect thereto in such filing offices, (including any amendments thereto or assignments thereof) and (b) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, (iii) permit the Administrative Agent or its respective agents or representatives to visit the offices of the Borrower during normal office hours and upon reasonable notice examine and make copies of all documents, books, records and other information concerning the Collateral and discuss matters related thereto with any of the Responsible Officers of the Borrower having knowledge of such matters, and (iv) take all additional action that the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Collateral. (f) Deposit of Collections. (i) The Borrower shall promptly, or shall cause the Collateral Manager to, instruct each Obligor (or, as applicable, the paying agent) to deliver all Collections in respect of the Collateral to the Collection Account. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid. -90- USActive 55348338.2

(ii) The Borrower shall promptly, or shall cause the Collateral Manager to, identify Principal Collections and Interest Collections no later than the Measurement Date related to the Payment Date immediately following such Accrual Period, and direct the Collateral Agent and Securities Intermediary to transfer the same to the Principal Collection Account and the Interest Collection Account, respectively. (g) Special Purpose Entity. The Borrower shall be in compliance with the special purpose entity requirements set forth in Section 4.1(u). Since its formation, the Existing Borrower has been operated in such a manner as to comply with the special purpose entity requirements set forth in Section 4.1(u) to the Existing Loan Agreement. (h) Borrower’s Notice. On each Funding Date and on the date of each Reinvestment of Principal Collections pursuant to Section 2.14(a)(i) or acquisition by the Borrower of Loans in connection with a Substitution pursuant to Section 2.14(b), the Borrower will provide the applicable Borrower’s Notice and a Borrowing Base Certificate, each updated as of such date, to the Administrative Agent (with a copy to the Collateral Agent). (i) Events of Default. Promptly following the actual knowledge or receipt of notice by a Responsible Officer of the Borrower of the occurrence of any Event of Default or Default, the Borrower will provide the Administrative Agent (with a copy to the Collateral Agent) with written notice of the occurrence of such Event of Default or Default of which the Borrower has actual knowledge or has received notice, which the Administrative Agent shall promptly provide to each Lender. In addition, such notice will include a written statement of a Responsible Officer of the Borrower setting forth the details of such event (to the extent known by the Borrower) and the action, if any, that the Borrower proposes to take with respect thereto. (j) Obligations. The Borrower shall pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof and the Borrower shall enforce all indemnities and rights against Obligors in accordance with this Agreement. (k) Taxes. The Borrower (i) will be treated as either (x) a partnership each of whose partners (as determined for U.S. federal income tax purposes) will be U.S. Persons or (y) a disregarded entity of a U.S. Person for U.S. federal income tax purposes and (ii) will timely file or cause to be filed all U.S. federal, state, and other material Tax returns and reports required to be filed by it and (x) will pay or cause to be paid all U.S. federal, state, and other material Taxes required to be paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower sets aside on its books adequate reserves in accordance with GAAP and (y) if it is treated as a domestic partnership, it will not be subject to U.S. federal income tax liability (including any tax liability under Section 1446 of the Code). (l) Use of Proceeds. The Borrower will use the proceeds of the Advances only to acquire Eligible Loans, to make distributions to the Equity Investor in accordance with the terms hereof or to pay related expenses (including interest, fees and expenses payable hereunder) in accordance with Sections 2.7 and 2.8. -91- USActive 55348338.2

(m) Obligor Notification Forms. The Administrative Agent in its discretion may, or at the written request of the Required Lenders shall, after the occurrence and during the continuation of a Collateral Manager Termination Event or an Event of Default, send notification forms giving the Obligors and/or applicable agents notice of the Collateral Agent’s interest in the Collateral and the obligation to make payments as directed by the Collateral Agent. (n) Adverse Claims. The Borrower will not create, or participate in the creation of, or permit to exist, any Liens on any of the Accounts other than the Lien created by this Agreement. (o) Notices. The Borrower will (or will cause the Collateral Manager to) furnish to the Administrative Agent and the Collateral Manager, with a copy to the Collateral Agent: (i) Income Tax Liability. Within ten (10) Business Days after the receipt of revenue agent reports or other written proposals, determinations or assessments of the Internal Revenue Service or any other taxing authority which propose, determine or otherwise set forth positive adjustments to the Tax liability of, or assess or propose the collection of Taxes required to have been withheld by, the Borrower or the Equity Investor in respect of the Borrower which equal or exceed $1,000,000 in the aggregate, a notice in writing specifying the nature of the items giving rise to such adjustments and the amounts thereof; (ii) Sanctions. The Borrower will notify the Lender and Administrative Agent in writing not more than one (1) business day after becoming aware of any breach of Section 4.1(cc); (iii) Representations and Warranties. Promptly after the actual knowledge or receipt of notice of a Responsible Officer of the Borrower of the same, the Borrower shall notify the Administrative Agent if any representation or warranty set forth in Section 4.1 or Section 4.2 was incorrect at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Borrower shall notify the Administrative Agent in the manner set forth in the preceding sentence before any Funding Date of any facts or circumstances within the knowledge of a Responsible Officer of the Borrower which would render any of the said representations and warranties untrue as of such Funding Date; (iv) ERISA. The Borrower shall provide written notice to the Administrative Agent if it is aware that it is or will be in breach of the representations and warranties contained in Section 4.1(w); (v) Proceedings. As soon as possible and in any event within three (3) Business Days after a Responsible Officer of the Borrower receives notice or obtains knowledge thereof, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material -92- USActive 55348338.2 proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Collateral Agent’s interest in the Collateral, or the Borrower; provided that notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Collateral Agent’s interest in the Collateral, the Borrower in excess of $1,000,000 or more shall be deemed to be material for purposes of this Section 5.1(o)(v); (vi) Notice of Certain Events. Promptly upon a Responsible Officer of the Borrower obtaining actual knowledge thereof (and, in any event, within five (5) Business Days of obtaining actual knowledge thereof), notice of (1) any Collateral Manager Termination Event, (2) any Assigned Value Adjustment Event, (3) any failure to comply with Section 5.1(s), (4) any other event or circumstance that would reasonably be expected to have a Material Adverse Effect, (5) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent, on or prior to the related Funding Date in respect of such Loan), or (6) unless notice of such default has been provided by the Collateral Manager under Section 5.3(j), the occurrence of any default by an Obligor on any Loan in the payment of principal or interest, a financial covenant default or that would result in an Assigned Value Adjustment Event; (vii) Organizational Changes. As soon as possible and in any event within fifteen (15) Business Days after the effective date thereof, notice of any change in the name, jurisdiction of formation, organizational structure or location of records of the Borrower; provided that the Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral; and (viii) Accounting Changes. As soon as possible and in any event within three (3) Business Days after the effective date thereof, notice of any material change in the accounting policies of the Borrower. (ix) Deemed Representations. On any day, as soon as possible and in any event within one (1) Business Day after knowledge thereof, notice of any event or occurrence that would cause any representation made by the Borrower pursuant to Section 3.2(c)(i), (ii) or (iv) to be misleading or untrue in any material respect if made on such day. (x) Notice of Liens. Promptly after receipt by a Responsible Officer of the Borrower of actual knowledge or notice thereof, the Borrower will promptly notify the Administrative Agent and the Collateral Agent of the existence of any Lien (including Liens for Taxes) other than Permitted Liens on any Collateral and the Borrower shall defend the right, title and interest of the Collateral Agent, for the benefit of the Secured Parties in, to and under the Collateral against all claims of third parties; provided that nothing in this Section 5.1(x) shall prevent or be deemed to prohibit the Borrower from suffering to exist Permitted Liens upon any of the Collateral. -93- USActive 55348338.2

(p) Reserved; (q) Financial Statements. The Borrower shall (or shall cause the Equity Investor to) submit to the Administrative Agent, each Lender and the Collateral Agent (i) within 10 Business Days after the issuance thereof by the Equity Investor (but in any event within 75 days) following the end of each of its fiscal quarters, commencing with the fiscal quarter ending March 2020, unaudited consolidated financial statements of the Equity Investor for the most recent fiscal quarter, and (ii) within 10 Business Days after the issuance thereof by the Equity Investor (but in any event within 120 days) following the end of its fiscal year, commencing with the fiscal year ended 2019, consolidated audited financial statements of the Equity Investor, audited by a firm of nationally recognized independent public accountants, as of the end of such fiscal year. (r) Further Assurances. The Borrower will execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing UCC and other financing statements, agreements or instruments) that may be required under applicable law, or that the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Transaction Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Permitted Liens) of the security interests and Liens created or intended to be created hereby. Such security interests and Liens will be created hereunder and the Borrower shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions and lien searches) as it shall reasonably request to evidence compliance with this Section 5.1(s). The Borrower agrees to provide such evidence as the Administrative Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien. (s) Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws. The Borrower shall, each Person directly or indirectly Controlling the Borrower and each Person directly or indirectly Controlled by the Borrower and, to the Borrower’s knowledge, any Related Party of the foregoing shall: (i) comply with all applicable Anti–Money Laundering Laws and Anti-Corruption Laws in all material respects, and shall maintain policies and procedures reasonably designed to ensure compliance with the Anti-Money Laundering Laws and Anti- Corruption Laws; (ii) conduct the requisite due diligence in connection with the transactions contemplated herein for purposes of complying with the Anti-Money Laundering Laws, including with respect to the legitimacy of any applicable investor and the origin of the assets used by such investor to purchase the property in question, and will maintain sufficient information to identify any applicable investor for purposes of the Anti-Money Laundering Laws; (iii) ensure it does not use any of the credit in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws; and (iv) ensure it does not fund any repayment of the Obligations in violation of any Anti- Corruption Laws or Anti-Money Laundering. (t) Loan Acquisitions. All Loans acquired by the Borrower shall be acquired from an unaffiliated third party. (u) Lien Searches Against Obligors. Up to four times in any twelve month period (or at any time after the occurrence of a Default or an Event of Default), the Administrative Agent may run a UCC lien search against any Obligor. Each such UCC lien search shall be at the sole expense of the Borrower. -94- USActive 55348338.2

(v) Beneficial Ownership Regulation. Promptly following any written request therefor, the Borrower shall deliver to the Administrative Agent information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with the Beneficial Ownership Regulation. (w) Other. The Borrower will furnish to the Administrative Agent promptly, from time to time, such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Borrower as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Collateral Agent or the other Secured Parties under or as contemplated by this Agreement. (x) Public Delivery. Notwithstanding anything in this Section 5.1 to the contrary, the Borrower shall be deemed to have satisfied its requirements of this Section 5.1 if its reports, documents and other information of the type otherwise so required are publicly available when required to be filed on EDGAR at the www.sec.gov website or any successor service provided by the SEC; provided that the Borrower shall give notice of any such filing (other than any report of the Borrower to the SEC on Form 10-K or Form 10-Q, as applicable, for any period) to the Administrative Agent. Section 5.2 Negative Covenants of the Borrower. The Borrower covenants and agrees with the Lenders that: (a) Other Business. The Borrower will not, without the prior consent of the Administrative Agent and the Required Lenders in their respective sole discretion, (i) engage in any business other than (A) entering into and performing its obligations under the Transaction Documents and other activities contemplated by the Transaction Documents, (B) the acquisition, ownership and management of the Collateral, (C) the sale of the Collateral as permitted hereunder, (D) consummating the Permitted Merger and (E) as otherwise permitted under this Agreement, (ii) incur any Indebtedness, obligation, liability or contingent obligation of any kind other than pursuant to the Transaction Documents and the Underlying Instruments, (iii) except as otherwise permitted under this Agreement or in connection with a Permitted Securitization, form any Subsidiary or make any Investment in any other Person or (iv) issue any additional shares. (b) Collateral Not to be Evidenced by Instruments. The Borrower will not take any action to cause any Loan that is not, as of the Original Closing Date or the related Funding Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Loan or unless such Instrument is promptly delivered to the Collateral Agent, together with an Indorsement in blank, as collateral security for such Loan. (c) Security Interests. Except as otherwise permitted herein and in respect of any Discretionary Sale, Substitution, Optional Sale, or other sale permitted hereunder, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any Collateral, whether now existing or hereafter transferred hereunder, or any interest therein. (d) Mergers, Acquisitions, Sales, etc. The Borrower will not divide or be a party to any merger or consolidation, or purchase or otherwise acquire any of the assets or any -95- USActive 55348338.2 stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease any of its assets, or sell or assign with or without recourse any Collateral or any interest therein, other than as permitted or required pursuant to this Agreement (including the Permitted Merger and as provided in Section 4.1(u)(iii)). (e) Restricted Payments. The Borrower shall not make any Restricted Payments other than (x) with respect to amounts the Borrower receives in accordance with Section 2.7 or Section 2.8 and any other provision of any Transaction Document which expressly requires or permits payments to be made to or amounts to be reimbursed to the Borrower or the Equity Investor, (y) Permitted RIC Distributions, so long as the conditions therefore set forth in the definition of “Permitted RIC Distribution” are satisfied, or (z) so long as no Default or Event of Default shall have occurred and be continuing (or would result therefrom), the proceeds of any Advance on the applicable Funding Date. (f) Change of Location of Underlying Instruments. The Borrower shall not, without the prior consent of the Administrative Agent, consent to the Collateral Agent moving any Certificated Securities or Instruments from the offices of the Collateral Agent set forth in Section 5.5(c), unless the Borrower has given at least thirty (30) days’ written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to ensure that the Collateral Agent’s first priority perfected security interest (subject to Permitted Liens) continues in effect. (g) ERISA Matters. The Borrower will not (a) assuming that Lender is not using “plan assets” subject to Title I of ERISA or Section 4975 of the Code by reason of Section 3(42) of ERISA, U.S. Department of Labor Regulation 29 CFR Section 2510.3-101 or otherwise to make the Loan (unless Lender is relying on an applicable prohibited transaction exemption, the conditions of which are satisfied), engage, and will exercise its reasonable best efforts to prevent, any ERISA Affiliate from engaging in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor, (b) permit any failure to meet the minimum funding standards under Section 302(a) of ERISA or Section 412(a) of the Code with respect to any Pension Plan other than a Multiemployer Plan, (c) fail to make, and will exercise its reasonable best efforts to prevent, any ERISA Affiliate from failing to make, any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto, (d) terminate any Pension Plan other than in a standard termination under Section 404(b) of ERISA, or (e) permit to exist any occurrence of any Reportable Event with respect to a Pension Plan. (h) Governing Documents. Other than pursuant to the Permitted Merger, the Borrower will not amend, modify, waive or terminate any provision of its Governing Documents without the prior written consent of the Administrative Agent. (i) Changes in Payment Instructions to Obligors. The Borrower will not make any change, or permit the Collateral Manager to make any change, in its instructions to Obligors (or applicable agents) regarding payments to be made with respect to the Collateral to the Collection Account, unless the Administrative Agent has consented to such change. -96- USActive 55348338.2

(j) Preservation of Security Interest. The Borrower (at its expense) hereby authorizes the Collateral Agent to file such financing and continuation statements and any other documents that may be required by any law or regulation of any Governmental Authority to preserve and protect fully the first priority perfected ownership and security interest of the Collateral Agent for the benefit of the Secured Parties in, to and under the Loans and proceeds thereof and that portion of the Collateral in which a security interest may be perfected by filing. (k) Fiscal Year. The Borrower shall procure that the Equity Investor does not change its fiscal year or method of accounting without providing the Administrative Agent with prior written notice (i) providing a detailed explanation of such changes and (ii) including a pro forma financial statement demonstrating the impact of such change. (l) Change of Control. The Borrower shall not enter into (or, to the extent permitted by Applicable Law, recognize as a member of the Borrower any transferee in connection with) any transaction or agreement or any sale, assignment or transfer (whether direct or indirect) which results in a Change of Control with respect to the Borrower. (m) Ownership. The Borrower shall not (i) have any owner other than the Equity Investor and (ii) permit the Equity Investor to incur any Lien on the Capital Stock of the Borrower. (n) Compliance with Sanctions. None of the Borrower, any Person directly or indirectly Controlling the Borrower nor any Person directly or indirectly Controlled by the Borrower and, to the Borrower’s knowledge, no Related Party of the foregoing will, directly or indirectly, use the proceeds of any Advance hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund any activities or business of or with a Sanctioned Person, or (ii) in any manner that would be prohibited by Sanctions or would otherwise cause any Lender to be in breach of any Sanctions. Each Person shall comply with all applicable Sanctions in all material respects, and shall maintain policies and procedures reasonably designed to ensure compliance with Sanctions. The Borrower will notify each Lender and the Administrative Agent in writing not more than one (1) Business Day after becoming aware of any breach of this section. Section 5.3 Affirmative Covenants of the Collateral Manager. The Collateral Manager covenants and agrees with the Borrower and the Lenders that: (a) Compliance with Law. The Collateral Manager will comply in all material respects with all Applicable Law, including those with respect to the performance of its obligations under this Agreement. (b) Preservation of Company Existence. The Collateral Manager will (i) preserve and maintain its company existence, rights, franchises and privileges in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing as a corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect. -97- USActive 55348338.2

(c) Performance and Compliance with Collateral. The Collateral Manager will exercise its rights hereunder in order to permit the Borrower to duly fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with each item of Collateral and will take all necessary action to preserve the first priority security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral. (d) Keeping of Records and Books of Account. (i) The Collateral Manager will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Collateral in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Collateral and the identification of the Collateral. (ii) The Collateral Manager shall permit the Borrower, the Administrative Agent or their respective designated representatives, in each case at the expense of the Borrower, to visit the offices of the Collateral Manager during normal office hours and upon reasonable notice and examine and make copies of all documents, books, records and other information concerning the Collateral and discuss matters related thereto with any of the officers or employees of the Collateral Manager having knowledge of such matters. (iii) The Collateral Manager will on or prior to the Original Closing Date or the A&R Effective Date, as applicable, mark its master data processing records and other books and records relating to the Collateral indicating that the Loans are owned by the Borrower subject to the Lien of the Collateral Agent for the benefit of the Secured Parties hereunder. (iv) The Collateral Manager will cooperate with the Borrower and provide all information in its possession or reasonably available to it to the Borrower or any Person designated by the Borrower to receive such information so the Borrower may comply with and perform its obligations under the Transaction Documents. (e) Events of Default. Promptly following the Collateral Manager’s knowledge or notice of the occurrence of any Event of Default or Default, the Collateral Manager will provide the Borrower and the Administrative Agent with written notice of the occurrence of such Event of Default or Default of which the Collateral Manager has knowledge or has received notice. In addition, such notice will include a written statement of a Responsible Officer of the Collateral Manager setting forth the details (to the extent known by the Collateral Manager) of such event and the action, if any, that the Collateral Manager proposes to take with respect thereto. (f) Other. The Collateral Manager will promptly furnish to the Borrower and the Administrative Agent such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Collateral Manager or the Sub-Advisor as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent, the Collateral Agent or the Secured Parties under or as contemplated by this Agreement. -98- USActive 55348338.2

(g) Proceedings. The Collateral Manager will furnish to the Administrative Agent (with a copy to the Collateral Agent), as soon as possible and in any event within three (3) Business Days after the Collateral Manager receives notice or obtains actual knowledge thereof, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Collateral Agent’s interest in the Collateral or the Collateral Manager, in each case which could reasonably be expected to cause a Material Adverse Effect. (h) Deposit of Collections. The Collateral Manager shall (and shall cause each of its Affiliates to) promptly, but in any event within two (2) Business Days after its receipt thereof, deposit any Collections received by it into the Collection Account and provide the related Obligor with instructions to remit payments directly to the Collection Account as required herein. (i) Required Notices. The Collateral Manager will furnish to the Borrower, the Collateral Agent and the Administrative Agent, promptly upon becoming aware thereof (and, in any event, within five (5) Business Days), notice of (1) any Collateral Manager Termination Event, (2) any Assigned Value Adjustment Event, (3) any Change of Control with respect to the Collateral Manager, (4) any other event or circumstance with respect to the Collateral Manager that could reasonably be expected to have a Material Adverse Effect, (5) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent, on or prior to the related Funding Date in respect of such Loan) listed in the definition of “Eligible Loan”, (6) the occurrence of any default by an Obligor on any Loan in the payment of principal or interest, a financial covenant default or that would result in an Assigned Value Adjustment Event or (7) the existence of any Lien (including Liens for Taxes) other than Permitted Liens on any Collateral. (j) Loan Register. The Collateral Manager will maintain, or cause to be maintained, with respect to each Noteless Loan a register (each, a “Loan Register”) in which it will record, or cause to be recorded, (v) the principal amount of such Noteless Loan, (w) the amount of any principal or interest due and payable or to become due and payable from the Obligor thereunder, (x) the amount of any sum in respect of such Noteless Loan received from the related Obligor, (y) the date of origination of such Noteless Loan and (z) the maturity date of such Noteless Loan. At any time a Noteless Loan is included in the Collateral, the Collateral Manager shall deliver to the Borrower, the Administrative Agent and the Collateral Agent a copy of the related Loan Register. (k) Payment of Obligations. The Collateral Manager will pay from its funds and assets all obligations and indebtedness incurred by it. (l) Compliance with Anti-Money Laundering and Anti-Corruption Laws. The Collateral Manager, each Person directly or indirectly Controlling the Collateral Manager and each Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s knowledge, any Related Party of the foregoing shall: (i) comply with all applicable Anti-Money -99- USActive 55348338.2

Laundering Laws and Anti-Corruption Laws in all material respects, and shall maintain or be subject to policies and procedures reasonably designed to ensure compliance with the Anti-Money Laundering Laws and Anti-Corruption Laws; (ii) conduct the requisite due diligence in connection with the transactions contemplated herein for purposes of complying with the Anti-Money Laundering Laws, including with respect to the legitimacy of any applicable investor and the origin of the assets used by such investor to purchase the property in question, and will maintain sufficient information to identify any applicable investor for purposes of the Anti-Money Laundering Laws; (iii) ensure it does not use any of the credit in violation of any Anti-Corruption Laws or Anti- Money Laundering Laws; and (iv) ensure it does not fund any repayment of the Obligations in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. (m) Sanctions. The Collateral Manager shall promptly, but no later than one (1) Business Day after becoming aware thereof, notify the Administrative Agent, the Collateral Agent and the Lenders in writing of any breach of any representation, warranty or covenant relating to Sanctions or Sanctioned Persons by itself or by the Borrower. Section 5.4 Negative Covenants of the Collateral Manager. The Collateral Manager covenants and agrees with the Lenders that: (a) Mergers, Acquisitions, Sales, etc. The Collateral Manager will not be a party to any merger or consolidation, or purchase or otherwise acquire any of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease any of its assets, or sell or assign with or without recourse any Collateral or any interest therein (other than as permitted pursuant to this Agreement), in each case where such action would have a Material Adverse Effect. (b) Change of Location of Underlying Instruments. The Collateral Manager shall not, without the prior consent of the Administrative Agent, consent to the Collateral Agent moving any Certificated Securities or Instruments from the offices of the Collateral Agent set forth in Section 5.5(c), unless the Collateral Manager has given at least thirty (30) days’ written notice to the Administrative Agent and has authorized the Administrative Agent to take all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral. (c) Change in Payment Instructions to Obligors. The Collateral Manager will not make any change in its instructions to Obligors or applicable agents regarding payments to be made with respect to the Collateral to the Collection Account, unless the Administrative Agent, the Collateral Agent and, so long as no Event of Default has occurred and is continuing, the Borrower, have consented to such change. (d) Compliance with Sanctions. None of the Collateral Manager, any Person directly or indirectly Controlling the Collateral Manager nor any Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s knowledge, no Related Party of the foregoing will, directly or indirectly, use the proceeds of any Advance hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund any activities or business of or with a Sanctioned Person, or (ii) -100- USActive 55348338.2 in any manner that would be prohibited by Sanctions or would otherwise cause any Lender to be in breach of any Sanctions. Each Person shall comply with all applicable Sanctions in all material respects, and shall maintain policies and procedures reasonably designed to ensure compliance with Sanctions. Each Person will notify each Lender and the Administrative Agent in writing not more than one (1) Business Day after becoming aware of any breach of this section. Section 5.5 Affirmative Covenants of the Collateral Agent. The Collateral Agent covenants and agrees with the Lenders that: (a) Compliance with Law. The Collateral Agent will comply in all material respects with all Applicable Law. (b) Preservation of Existence. The Collateral Agent will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect. (c) Location of Underlying Instruments. Subject to Section 14.4, the Underlying Instruments shall remain at all times in the possession of the Custodian at the address set forth on Annex A hereto, unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Underlying Instruments to be released to the Collateral Manager on a temporary basis in accordance with the terms hereof, except as such Underlying Instruments may be released pursuant to this Agreement. (d) Corporate Collateral Agent Required; Eligibility. The Collateral Agent (including any successor Collateral Agent appointed pursuant to Section 7.5) hereunder shall at all times (i) be a national banking association or banking corporation or trust company organized and doing business under the laws of any state or the United States, (ii) be authorized under such laws to exercise corporate trust powers, (iii) have a combined capital and surplus of at least $200,000,000, and (iv) be subject to supervision or examination by federal or state authority. If such banking association publishes reports of condition at least annually, pursuant to Applicable Law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 5.5(d) its combined capital and surplus shall be deemed to be as set forth in its most recent report of condition so published. In case at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of this Section 5.5(d), the Collateral Agent shall give prompt notice to the Borrower, the Collateral Manager and the Lenders that it has ceased to be eligible to be the Collateral Agent. Section 5.6 Negative Covenants of the Collateral Agent. The Collateral Agent covenants and agrees with the Lenders that: (a) Underlying Instruments. The Collateral Agent will not dispose of any documents constituting the Underlying Instruments in any manner that is inconsistent with the performance of its obligations as the Collateral Agent pursuant to this Agreement and will not dispose of any Collateral except as contemplated by this Agreement. -101- USActive 55348338.2

(b) No Changes to Collateral Agent Fee. The Collateral Agent will not make any changes to the Collateral Agent Fee set forth in the Collateral Agent and Custodian Fee Letter without the prior written approval of the Administrative Agent and the Borrower. ARTICLE VI COLLATERAL ADMINISTRATION Section 6.1 Appointment of the Collateral Manager. The Collateral Manager is hereby appointed as collateral manager and servicing agent of the Borrower for the purpose of performing certain collateral management functions including, without limitation, directing and supervising the investment and reinvestment of the Loans and Permitted Investments, servicing the Collateral, enforcing the Borrower’s rights and remedies in, to and under the Collateral and performing certain administrative functions on behalf of the Borrower delegated to it under this Agreement and in accordance with the applicable provisions of this Agreement, and the Collateral Manager hereby accepts such appointment. The Collateral Manager shall have the power to execute and deliver all necessary and appropriate documents and instruments on behalf of the Borrower in connection with performing its obligations set forth herein. Except as may otherwise be expressly provided in this Agreement, the Collateral Manager will perform its obligations hereunder in accordance with the Collateral Manager Standard. The Collateral Manager and the Borrower hereby acknowledge that the Collateral Agent, the Administrative Agent, the Equity Investor and the other Secured Parties are third party beneficiaries of the obligations undertaken by the Collateral Manager hereunder. Section 6.2 Duties of the Collateral Manager. (a) Duties. Subject to the provisions concerning its general duties and obligations as set forth in Section 6.1 and the terms of this Agreement, the Collateral Manager agrees to manage the investment and reinvestment of the Collateral and shall perform on behalf of the Borrower all duties and functions assigned to the Borrower in this Agreement and the other Transaction Documents and the duties that have been expressly delegated to the Collateral Manager in this Agreement; it being understood that the Collateral Manager shall have no obligation hereunder to perform any duties other than as specified herein and in the other Transaction Documents. The Borrower hereby irrevocably (except as provided below) appoints the Collateral Manager as its true and lawful agent and attorney-in-fact (with full power of substitution) in its name, place and stead in connection with the performance of its duties provided for in this Agreement, including, without limitation, the following powers: (A) to give or cause to be given any necessary receipts or acquittance for amounts collected or received hereunder, (B) to make or cause to be made all necessary transfers of the Loans, Equity Securities and Permitted Investments in connection with any acquisition, sale or other disposition made pursuant hereto, (C) to execute (under hand, under seal or as a deed) and deliver or cause to be executed and delivered on behalf of the Borrower all necessary or appropriate bills of sale, assignments, agreements and other instruments in connection with any such acquisition, sale or other disposition and (D) to execute (under hand, under seal or as a deed) and deliver or cause to be executed and delivered on behalf of the Borrower any consents, votes, proxies, waivers, notices, amendments, modifications, agreements, instruments, orders or other documents in connection with or pursuant -102- USActive 55348338.2 to this Agreement and relating to any Loan, Equity Security or Permitted Investment. The Borrower hereby ratifies and confirms all that such attorney-in-fact (or any substitute) shall lawfully do hereunder and pursuant hereto and authorizes such attorney-in-fact to exercise full discretion and act for the Borrower in the same manner and with the same force and effect as the managers or officers of the Borrower might or could do in respect of the performance of such services, as well as in respect of all other things the Collateral Manager deems necessary or incidental to the furtherance or conduct of the Collateral Manager’s services under this Agreement, subject in each case to the applicable terms of this Agreement. The Borrower hereby authorizes such attorney-in-fact, in its sole discretion (but subject to applicable law and the provisions of this Agreement), to take all actions that it considers reasonably necessary and appropriate in respect of the Loans, the Equity Securities, the Permitted Investments and this Agreement. Nevertheless, if so requested by the Collateral Manager or a purchaser of any Loan, Equity Security or Permitted Investment, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Collateral Manager or such purchaser all proper bills of sale, assignments, releases, powers of attorney, proxies, dividends, other orders and other instruments as may reasonably be designated in any such request. Except as otherwise set forth and provided for herein, this grant of power of attorney is coupled with an interest, and it shall survive and not be affected by the subsequent dissolution or bankruptcy of the Borrower. Notwithstanding anything herein to the contrary, the appointment herein of the Collateral Manager as the Borrower’s agent and attorney-in-fact shall automatically cease and terminate upon the resignation of the Collateral Manager pursuant to Section 6.10 or any termination and removal of the Collateral Manager pursuant to Section 6.11. Each of the Collateral Manager and the Borrower shall take such other actions, and furnish such certificates, opinions and other documents, as may be reasonably requested by the other party hereto in order to effectuate the purposes of this Agreement and to facilitate compliance with applicable laws and regulations and the terms of this Agreement. The Collateral Manager shall provide, and is hereby authorized to provide, the following services to the Borrower: (i) select the Loans and Permitted Investments to be acquired and select the Loans, Equity Securities and Permitted Investments to be sold or otherwise disposed of by the Borrower; (ii) invest and reinvest the Collateral; (iii) instruct the Collateral Agent with respect to any acquisition, disposition, or tender of, or Offer with respect to, a Loan, Equity Security, Permitted Investment or other assets received in respect thereof by the Borrower; (iv) perform the investment-related duties and functions (including, without limitation, the furnishing of Funding Notices, Repayment Notices, Reinvestment Notices, Borrowing Base Certificates, Collateral Management Reports and other notices and certificates that the Collateral Manager is required to deliver on behalf of the Borrower) as are expressly required to be performed by the Collateral Manager hereunder with regard to acquisitions, sales or other dispositions of Loans, Equity Securities, Permitted Investments and other assets permitted to be acquired or sold under, and subject to this Agreement (including any proceeds received by way of Offers, workouts and restructurings on Loan or other assets owned by the Borrower) and shall comply with any applicable -103- USActive 55348338.2 requirements required to be performed by the Collateral Manager in this Agreement with respect thereto; (v) negotiate on behalf of the Borrower with prospective originators, sellers or purchasers of Loans as to the terms relating to the acquisition, sale or other dispositions thereof; (vi) subject to any applicable terms of this Agreement, monitor the Collateral on behalf of the Borrower on an ongoing basis and shall provide or cause to be provided to the Borrower copies of all reports, schedules and other data reasonably available to the Collateral Manager that the Borrower is required to prepare and deliver or cause to be prepared and delivered under this Agreement, in such forms and containing such information required thereby, in reasonably sufficient time for such required reports, schedules and data to be reviewed and delivered by or on behalf of the Borrower to the parties entitled thereto under this Agreement. The obligation of the Collateral Manager to furnish such information is subject to the Collateral Manager’s timely receipt of necessary reports and the appropriate information from the Person responsible for the delivery of or preparation of such information or such reports (including without limitation, the Obligors of the Loans, the Borrower, the Collateral Agent, the Administrative Agent or any Lender) and to any confidentiality restrictions with respect thereto. The Collateral Manager shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing reasonably believed by it to be genuine and to have been signed or sent by a Person that the Collateral Manager has no reason to believe is not duly authorized. The Collateral Manager also may rely upon any statement made to it orally or by telephone and made by a Person the Collateral Manager has no reason to believe is not duly authorized, and shall not incur any liability for relying thereon. The Collateral Manager is entitled to rely on any other information furnished to it by third parties that it reasonably believes in good faith to be genuine provided that no Responsible Officer of the Collateral Manager has actual knowledge that such information is materially incorrect; (vii) subject to and in accordance with this Agreement, as agent of the Borrower and on behalf of the Borrower, direct the Collateral Agent to take, or take on behalf of the Borrower, as applicable, any of the following actions with respect to a Loan, Equity Security or Permitted Investment: (1) purchase or otherwise acquire such Loan or Permitted Investment; (2) retain such Loan, Equity Security or Permitted Investment; (3) sell or otherwise dispose of such Loan, Equity Security or Permitted Investment (including any assets received by way of Offers, workouts and restructurings on assets owned by the Borrower) in the open market or otherwise; (4) if applicable, tender such Loan, Equity Security or Permitted -104- USActive 55348338.2

Investment; (5) if applicable, consent to or refuse to consent to any proposed amendment, modification, restructuring, exchange, waiver or Offer and give or refuse to give any notice or direction; (6) retain or dispose of any securities or other property (if other than cash) received by the Borrower; (7) call or waive any default with respect to any Loan; (8) vote on any matter for which the Borrower has the right to vote pursuant to the Underlying Instruments (including to accelerate the maturity of any Loan); (9) participate in a committee or group formed by creditors of an Obligor under a Loan or issuer or obligor of a Permitted Investment; (10) after the occurrence of the Collection Date, determine in consultation with the Borrower when, in the view of the Collateral Manager, it would be in the best interest of the Borrower to liquidate all or any portion of the Collateral (and, if applicable, after discharge of the Lien of the Collateral Agent in the Collateral under this Agreement) and, subject to the prior approval of the Borrower, execute on behalf of the Borrower any such liquidation or any actions necessary to effectuate any of the foregoing; (11) advise and assist the Borrower with respect to the valuation of the Loans, to the extent required or permitted by this Agreement, and advise and assist the Equity Investor with respect to the valuation of the Borrower; and (12) exercise any other rights or remedies with respect to such Loan, Equity Security or Permitted Investment as provided in the Underlying Instruments of the Obligor or issuer under such assets or the other documents governing the terms of such assets or take any other action consistent with the terms of this Agreement which the Collateral Manager reasonably determines to be in the best interests of the Borrower. (viii) the Collateral Manager may, but shall not be obligated to: (1) retain accounting, tax, legal and other professional services on behalf of the Borrower as may be needed by the Borrower; and/or (2) consult on behalf of the Borrower with the Collateral Agent, the Administrative Agent and the Lenders at such times as may be reasonably requested thereby in accordance with this Agreement and provide any such Person requesting the same with the information they are then entitled to have in accordance with this Agreement; -105- USActive 55348338.2

(ix) in connection with the purchase of any Loan by the Borrower, prepare, on behalf of the Borrower, the information required to be delivered to the Collateral Agent with respect to such Loan, the Administrative Agent or any Lender pursuant to this Agreement. (x) prepare and submit claims to, and act as post-billing liaison with, Obligors on each Loan (for which no administrative or similar agent exists); (xi) maintain all necessary records and reports with respect to the Collateral and provide such reports to the Borrower, the Collateral Agent and the Administrative Agent in respect of the management and administration of the Collateral (including information relating to its performance under this Agreement) as may be required hereunder or as the Borrower, the Collateral Agent or the Administrative Agent may reasonably request; (xii) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate management and administration records evidencing the Collateral in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of the Collateral; (xiii) promptly deliver to the Borrower, the Administrative Agent or the Collateral Agent, from time to time, such information and management and administration records (including information relating to its performance under this Agreement) as such Person may from time to time reasonably request; (xiv) identify each Loan clearly and unambiguously in its records to reflect that such Loan is owned by the Borrower and that the Borrower has granted a security interest therein to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement; (xv) notify the Borrower and the Administrative Agent promptly upon obtaining actual knowledge of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim (1) that is or is threatened to be asserted by an Obligor with respect to any Loan (or portion thereof) of which it has knowledge or has received notice; or (2) that could reasonably be expected to have a Material Adverse Effect; (xvi) assist the Borrower in maintaining the first priority, perfected security interest (subject to Permitted Liens) of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral; (xvii) maintain the loan record(s) with respect to Loans included as part of the Collateral (except for any loan records that have been provided to and remain in the possession of the Collateral Agent); provided that upon the occurrence and during the continuation of an Event of Default or a Collateral Manager Termination Event, the Administrative Agent may request the Loan File(s) to be sent to the Collateral Agent or its designee; -106- USActive 55348338.2

(xviii) with respect to each Loan included as part of the Collateral, make the applicable Loan File available for inspection by the Borrower or the Administrative Agent, upon reasonable advance notice, at the offices of the Collateral Manager during normal business hours; and (xix) direct the Collateral Agent to make payments pursuant to the instructions set forth in the latest Collateral Management Report in accordance with Section 2.7 and Section 2.8 and prepare such other reports pursuant to Section 6.8 as (A) required to be prepared by the Collateral Manager and (B) to the extent not otherwise expressly a duty of the Collateral Agent, with the consent of the Collateral Agent (such consent not to be unreasonably withheld). It is acknowledged and agreed that the Borrower possesses only such rights with respect to the enforcement of rights and remedies with respect to the Loans and the Underlying Assets and under the Underlying Instruments as have been transferred to the Borrower with respect to the related Loan, and therefore, for all purposes under this Agreement, the Collateral Manager shall perform its administrative and management duties hereunder only to the extent that, as a lender under the related loan syndication Underlying Instruments, it has the right to do so. (b) In performing its duties hereunder and when exercising its discretion and judgment in connection with any transactions involving the Loans, Equity Securities or Permitted Investments, the Collateral Manager shall carry out any reasonable written directions of the Borrower for the purpose of preventing a breach of this Agreement or any other Transaction Document; provided that such directions are not inconsistent with any provision of this Agreement by which the Collateral Manager is bound or Applicable Law. (c) In providing services hereunder, the Collateral Manager may, without the consent of any party but with prior written notice to each of the Borrower and the Administrative Agent, employ third parties, including, without limitation, its Affiliates, to render advice (including investment advice), to provide services to arrange for trade execution and otherwise provide assistance to the Borrower and to perform any of its duties hereunder; provided that no such written notice shall be required for a delegation of any duties of the Collateral Manager to BDC Advisor, the Sub-Advisor or their respective employees or to the Collateral Agent in respect of collateral administration duties performed by the Collateral Agent hereunder; provided further, that such delegation of any of its duties hereunder or performance of services by any other Person shall not relieve the Collateral Manager of any of its duties or liabilities hereunder. BDC Advisor has engaged Churchill Asset Management, LLC as a sub-advisor (the “Sub-Advisor”), and each of the Borrower, the Collateral Manager, the Lenders, the Administrative Agent and the Collateral Agent hereby acknowledges such engagement. (d) The Collateral Manager assumes no responsibility under this Agreement other than to perform the Collateral Manager’s duties called for hereunder and under the terms of this Agreement applicable to the Collateral Manager, in good faith and, subject to the Collateral Manager Standard, shall not be responsible for any action of the Borrower or the Collateral Agent in following or declining to follow any advice, recommendation or direction of the Collateral Manager. -107- USActive 55348338.2

(e) In performing its duties, the Collateral Manager shall perform its obligations with reasonable care (i) using no less degree of care, skill and attention as it employs with respect to similar collateral that it manages for itself and its Affiliates having similar investment objectives and restrictions and (ii) without limiting the clause (i), in a manner it reasonably believes consistent with customary standards, policies and procedures followed by institutional managers of national standing relating to assets of the nature and character of the Loans (the “Collateral Manager Standard”). (f) Notwithstanding anything to the contrary contained herein, the exercise by the Collateral Agent, the Administrative Agent or the Secured Parties of their rights hereunder (including, but not limited to, the delivery of a Collateral Manager Termination Notice), shall not release the Collateral Manager or the Borrower from any of their duties or responsibilities with respect to the Collateral, except that the Collateral Manager’s obligations hereunder shall terminate upon its removal under this Agreement. The Secured Parties, the Administrative Agent and the Collateral Agent shall not have any obligation or liability with respect to any Collateral, other than as provided for herein or in any other Transaction Document, nor shall any of them be obligated to perform any of the obligations of the Collateral Manager hereunder. (g) Nothing in this Section 6.2 or any other obligations of the Collateral Manager under this Agreement shall release, modify, amend or otherwise affect any of the obligations of the Borrower or any other party hereunder. (h) Any payment by an Obligor in respect of any Indebtedness owed by it to the Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or law, be applied as a collection of a payment by such Obligor (starting with the oldest such outstanding payment due) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor. (i) It is hereby acknowledged and agreed that, in addition to acting in its capacity as Collateral Manager pursuant to the terms of this Agreement, Nuveen Churchill Direct Lending Corp. (and its Affiliates) will engage in other business and render other services outside the scope of its capacity as Collateral Manager (including acting as administrative agent or as a lender with respect to Underlying Instruments or as collateral manager or investment advisor to other funds and investment vehicles). It is hereby further acknowledged and agreed that such other activities shall in no way whatsoever alter, amend or modify any of the Collateral Manager’s rights, duties or obligations under the Transaction Documents. (j) Subject to the provisions of this Agreement and Applicable Law, the Collateral Manager is hereby authorized to effect client cross-transactions in which the Collateral Manager causes the purchase or sale of a Loan to be effected between the Borrower and another account advised by the Collateral Manager or any of its Affiliates. In addition, the Collateral Manager is authorized to enter into agency cross-transactions in which the Collateral Manager or any of its Affiliates act as broker for the Borrower and for the other party to the transaction, to the extent permitted under Applicable Law, in which case any such Affiliate will have a potentially conflicting division of loyalties and responsibilities regarding, both parties to the transaction. The Borrower hereby authorizes and consents to such broker engaging in such transactions and acting in such capacities. -108- USActive 55348338.2

(k) The Collateral Manager, subject to and in accordance with the applicable provisions of this Agreement, hereby agrees that it shall cause any transaction relating to the Loans, the Equity Securities and the Permitted Investments to be conducted on terms and conditions negotiated on an arm’s-length basis and in accordance with Applicable Law. (l) In circumstances where the consent of a Person acting on behalf of the Borrower and independent of the Collateral Manager to the acquisition or sale of a Loan, an Equity Security or a Permitted Investment is not obtained, the Collateral Manager will use commercially reasonable efforts to obtain the best execution (but shall have no obligation to obtain the best prices available) for all orders placed with respect to any purchase or sale of any Loan, Equity Security or Permitted Investment, in a manner permitted by law and in a manner it believes to be in the best interests of the Borrower, considering all circumstances. Subject to the preceding sentence, the Collateral Manager may, in the allocation of business, select brokers and/or dealers with whom to effect trades on behalf of the Borrower and may open cash trading accounts with such brokers and dealers (provided that none of the assets of the Borrower may be credited to, held in or subject to the lien of the broker or dealer with respect to any such account). In addition, subject to the first sentence of this paragraph, the Collateral Manager may, in the allocation of business, take into consideration research and other brokerage services furnished to the Collateral Manager or its Affiliates by brokers and dealers which are not Affiliates of the Collateral Manager; provided that the Collateral Manager in good faith believes that the compensation for such services rendered by such brokers and dealers complies with the requirements of Section 28(e) of the Exchange Act (“Section 28(e)”), or in the case of principal or fixed income transactions for which the “safe harbor” of Section 28(e) is not available, the amount of the spread charged is reasonable in relation to the value of the research and other brokerage services provided. Such services may be used by the Collateral Manager in connection with its other advisory activities or investment operations. The Collateral Manager may aggregate sales and purchase orders placed with respect to the Loans with similar orders being made simultaneously for other clients of the Collateral Manager or of Affiliates of the Collateral Manager, if in the Collateral Manager’s reasonable judgment such aggregation shall not result in an overall economic loss to the Borrower, taking into consideration the availability of purchasers or sellers, the selling or purchase price, brokerage commission or other expenses, as well as the availability of such Loans on any other basis. In accounting for such aggregated order price, commissions and other expenses may be apportioned on a weighted average basis. When any purchase or sale of a Loan, Equity Security or Permitted Investment occurs as part of any aggregate sales or purchase orders, the objective of the Collateral Manager will be to allocate the executions among the clients in an equitable manner and in accordance with the internal policies and procedures of the Collateral Manager and, to the extent relevant, Applicable Law. (m) The Collateral Manager shall not have authority to cause the Borrower to purchase or sell any Collateral from or to the Collateral Manager or any of its Affiliates as principal, or from or to any other account, portfolio or person for which the Collateral Manager or any of its Affiliates serves as investment advisor, unless (i) the terms and conditions thereof are no less favorable to the Borrower as the terms it would obtain in a comparable arm’s length transaction with a non-Affiliate and (ii) the transactions are effected in accordance with all Applicable Laws (including, without limitation, the Advisers Act). To the extent that Applicable Law requires disclosure to and the consent of the Borrower to any purchase or sale transaction on a principal basis with the Collateral Manager or any of its Affiliates, such requirement may be -109- USActive 55348338.2 satisfied with respect to the Borrower pursuant to any manner that is permitted pursuant to then Applicable Law. (n) In the event that, in light of market conditions and investment objectives, the Collateral Manager determines that it would be advisable to (i) facilitate the sale of the same asset both for the Borrower and for either the proprietary account of the Collateral Manager or any Affiliate of the Collateral Manager or for another client of the Collateral Manager or any Affiliate thereof or (ii) facilitate the acquisition of the same asset both for the Borrower and for either the proprietary account of the Collateral Manager or any Affiliate of the Collateral Manager or for another client of the Collateral Manager or any Affiliate thereof, then, in each such case, such purchases or sales will be allocated in a manner that is consistent with the Collateral Manager’s obligations hereunder, the Collateral Manager Standard and Applicable Law. (o) The Borrower and the Lenders acknowledge that in certain circumstances, the interests of the Borrower and/or the Lenders with respect to matters as to which the Collateral Manager is advising the Borrower may conflict with the interests of the Collateral Manager and the Affiliates of the Collateral Manager. The Collateral Manager is responsible for the investment decisions made on behalf of other advisory clients, including certain discretionary accounts. The Collateral Manager may determine that the Borrower and the Collateral Manager, one of its Affiliates or some other client should purchase or sell the same securities or loans at the same time. In that regard, the Collateral Manager and its Affiliates may, with respect to the Borrower, compete for securities and loans that are suitable for the Borrower and other clients managed by the Collateral Manager or its Affiliates. As a result, it is possible that such clients, rather than the Borrower, will be successful in acquiring such loans and securities. During the Reinvestment Period, the Borrower will be offered such proportion of investment opportunities available to the Collateral Manager and its Affiliates which is consistent with the investment objectives, policies and restrictions of the Borrower and otherwise suitable for inclusion in the portfolio of the Borrower as the Collateral Manager may determine. It is expected that such allocation between or among the Borrower and any other clients managed by the Collateral Manager and/or its Affiliates for which such investment is suitable will be allocated in accordance with the allocation procedures of BDC Advisor. Generally, these procedures are expected to result in allocations being made pro rata in respect of the annual capacity of the Borrower and such other clients, provided that where such pro rata allocation is not contemplated due to relevant investment objectives or other considerations, including, without limitation, the nature and time horizon of the investment, suitability and portfolio positions of each of the Borrower and such other clients, including concentration, diversification, liquidity, investment restrictions or other limitations, applicable tax and regulatory considerations, or would otherwise result in a potential violation of applicable law or contractual considerations, the Collateral Manager will seek to allocate such opportunities in a fair and equitable manner among the Borrower and such other clients. Each of the Collateral Manager and its Affiliates will allocate investment opportunities across its own clients in accordance with its own allocation policies and procedures and without regard to the allocation being made by other Affiliates, including the Collateral Manager. Conflicts (and potential conflicts) may arise when the Borrower is competing with other clients for investment opportunities and exits. Where pro rata allocation is not appropriate or would otherwise result in a potential violation of applicable law or contractual considerations, the Collateral Manager will determine in its sole and absolute discretion the allocation of the Borrower’s assets on whatever basis they consider to be reasonable and consistent with the Borrower’s investment guidelines and -110- USActive 55348338.2 their obligations to the Borrower. In certain instances, it is possible that other clients managed by the Collateral Manager or its Affiliates, or for a proprietary account of an Affiliate, may be in the same or similar loans or securities as held by the Borrower, and which may be acquired at different times at lower or higher prices. Those investments may also be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Borrower, including with respect to material terms and conditions, including without limitation seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. Consequently, in certain instances these investments may be in positions or interests which are potentially adverse to those taken or held by the Borrower. In such circumstances, measures will be taken to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the Collateral Manager and the relevant Affiliates, requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as shall be established from time to time to address such conflicts. Section 6.3 Authorization of the Collateral Manager. (a) The Borrower hereby authorizes the Collateral Manager to take any and all steps in its name and on its behalf necessary or desirable in the determination of the Collateral Manager and not inconsistent with the grant by the Borrower to the Collateral Agent for the benefit of the Secured Parties, of a security interest in the Collateral that at all times ranks senior to any other creditor of the Borrower, to collect all amounts due under any and all Collateral, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Collateral and, after the delinquency of any Collateral and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof. Each of the Borrower and the Collateral Agent, on behalf of the Secured Parties shall furnish the Collateral Manager with any powers of attorney and other documents necessary or appropriate to enable the Collateral Manager to carry out its management and administrative duties hereunder, and shall cooperate with the Collateral Manager to the fullest extent in order to permit the collectability of the Collateral. In no event shall the Collateral Manager be entitled to make any Secured Party or the Collateral Agent a party to any litigation without such party’s express prior written consent, or to make the Borrower a party to any litigation (other than any foreclosure or similar collection procedure) without the prior written consent of the Borrower and the Administrative Agent. (b) After the declaration of the Termination Date, at the direction of the Administrative Agent, the Collateral Manager shall take such action as the Administrative Agent may deem necessary or advisable to enforce collection of the Collateral and directs the Collateral Manager; provided that the Administrative Agent may, in accordance with Section 5.1(m), notify any Obligor with respect to any Collateral of the assignment of such Collateral to the Collateral Agent, on behalf of the Secured Parties, and direct that payments of all amounts due or to become due be made directly to the Collateral Agent or any collection agent, sub-agent or account designated by the Collateral Agent and, upon such notification and at the expense of the Borrower, the Collateral Agent may enforce collection of any such Collateral, and adjust, settle or compromise the amount or payment thereof. -111- USActive 55348338.2

(c) In dealing with the Collateral Manager and its duly appointed agents, none of the Administrative Agent, the Collateral Agent nor any Lender shall be required to inquire as to the authority of the Collateral Manager or any such agent to bind the Borrower. Section 6.4 Collection of Payments; Accounts. (a) Collection Efforts. The Collateral Manager will use commercially reasonable efforts consistent with the Collateral Manager Standard to collect or cause to be collected all payments called for under the terms and provisions of the Loans included in the Collateral as and when the same become due. (b) Taxes and other Amounts. To the extent the Borrower is required under the Underlying Instruments to perform such duties, the Collateral Manager will collect all payments with respect to amounts due for Taxes, assessments and insurance premiums relating to each Loan to the extent required to be paid to the Borrower for such application under the Underlying Instrument, directing all such payments to be paid to the Collection Account, and direct the Collateral Agent to remit such amounts to the appropriate Governmental Authority or insurer as required by the Underlying Instruments. (c) Payments to Collection Account. On or before the applicable Funding Date, the Borrower or the Collateral Manager, as applicable, shall have instructed all Obligors and paying agents to make all payments owing to the Borrower in respect of the Collateral directly to the Collection Account in accordance with Section 2.9. (d) Accounts. Each of the parties hereto hereby agrees that each Account shall be deemed to be a Securities Account. Each of the parties hereto hereby agrees to cause the Collateral Agent or any other Securities Intermediary that holds any Cash or other Financial Asset for the Borrower in an Account to agree with the parties hereto that (A) the cash and other property (subject to Section 6.4(e) below with respect to any property other than investment property, as defined in Section 9-102(a)(49) of the UCC) is to be treated as a Financial Asset and (B) the jurisdiction governing the Account, all Cash and other Financial Assets credited to the Account and the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) shall, in each case, be the State of New York. In no event may any Financial Asset held in any Account be registered in the name of, payable to the order of, or specially Indorsed to, the Borrower, unless such Financial Asset has also been Indorsed in blank or to the Collateral Agent or other Securities Intermediary that holds such Financial Asset in such Account. (e) Underlying Instruments. Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a “securities intermediary” as defined in the UCC) to the contrary, none of the Collateral Agent, Custodian nor any Securities Intermediary shall be under any duty or obligation in connection with the acquisition by the Borrower, or the grant by the Borrower of a security interest to the Collateral Agent, of any Loan to examine or evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Borrower under the related Underlying Instruments, or otherwise to examine the Underlying Instruments, in order to determine or compel compliance with any applicable requirements of or restrictions on transfer (including without limitation any necessary consents). The Collateral Agent and the Custodian shall hold any Instrument delivered to it evidencing any -112- USActive 55348338.2

Loan transferred to the Collateral Agent hereunder each as custodial agent for the Secured Parties in accordance with the terms of this Agreement. Section 6.5 Realization Upon Loans. The Collateral Manager may, in its discretion and consistent with the Collateral Manager Standard and the Underlying Instruments, foreclose upon or repossess, as applicable, or otherwise comparably convert the ownership of any Underlying Assets relating to a Loan that has become subject to any default and as to which no satisfactory arrangements can be made for collection of delinquent payments. The Collateral Manager will comply with the Collateral Manager Standard and Applicable Law in realizing upon such Underlying Assets, and employ practices and procedures including reasonable efforts consistent with the Collateral Manager Standard to enforce all obligations of Obligors by foreclosing upon, repossessing and causing the sale of such Underlying Assets at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, unless the Administrative Agent has specifically given instruction to the contrary, the Collateral Manager may cause the sale of any such Underlying Assets to the Collateral Manager or its Affiliates for a purchase price equal to the then fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Collateral Manager delivered to the Administrative Agent setting forth the Loan, the Underlying Assets, the sale price of the Underlying Assets and certifying that such sale price is the fair market value of such Underlying Assets. In any case in which any such Underlying Asset has suffered damage, the Collateral Manager will not expend funds in connection with any repair or toward the foreclosure or repossession of such Underlying Asset unless the Collateral Manager reasonably determines that such repair and/or foreclosure or repossession will increase recoveries by an amount greater than the amount of such expenses. The Collateral Manager will remit to the Collection Account all recoveries received by the Collateral Manager in connection with the sale or disposition of Underlying Assets relating to any Loan hereunder. Section 6.6 Collateral Manager Compensation. As compensation for its administrative and management activities hereunder, the Collateral Manager or its designee shall be entitled to receive the Collateral Management Fee pursuant to the provisions of Sections 2.7 and Section 2.8, as applicable; provided, that the Collateral Manager shall be permitted to irrevocably waive all or any portion of the Collateral Management Fee payable to the Collateral Manager on a Payment Date by providing written notice thereof to the Administrative Agent and the Collateral Agent at least one (1) Business Day prior to the applicable Payment Date. Section 6.7 Expense Reimbursement. Subject to Sections 2.7, 2.8(a), and 2.9(f), as applicable, the Borrower shall pay or reimburse the Collateral Manager for its payment of any and all reasonable costs and expenses incurred on behalf of the Borrower in connection with its management, administration and collection activities with respect to the Collateral and compliance with the terms of this Agreement, including, without limitation: (i) any transfer fees necessary to register any Loan; (ii) any fees and expenses in connection with the acquisition, management, amendment, enforcement, pricing, -113- USActive 55348338.2 valuation, restructuring or disposition of Collateral or otherwise in connection with the Advances or the Borrower (including (a) investment related travel, communications and related expenses, (b) reasonable legal fees and expenses, (c) in connection with the termination, cancellation or abandonment of a potential acquisition or disposition of any Collateral that is not consummated, (d) amounts required to be paid or reimbursed to any agent under any Underlying Instrument and (e) costs associated with visits and inspections pursuant to Section 5.1(d)); (iii) any and all taxes and governmental charges that may be incurred or payable by the Borrower; (iv) any and all costs and expenses for services to the Borrower and the Collateral in respect of assignment processing fees; (v) in the event the Borrower is included in the consolidated financial statements of the Collateral Manager or its Affiliates, costs and expenses associated with the preparation of such financial statements and other information by the Collateral Manager or its Affiliates to the extent related to the inclusion of the Borrower in such financial statements, and (vi) any and all expenses incurred to comply with any law or regulation related to the activities of the Borrower and, to the extent relating specifically to the Borrower (or its activities) and the Collateral, the Collateral Manager; provided that, the Collateral Manager shall bear as non-reimbursable costs, all of the Collateral Manager’s own internal and incidental costs and expenses, including the salaries, wages (other than with respect to clause (v) of this Section 6.7) and payroll Taxes of its officers and employees, the cost of insurance coverage for its officers and employees (but not including directors and officers coverage attributable to the performance of duties pursuant to any Transaction Document) and the other similar general overhead costs and expenses of the Collateral Manager incurred by or on behalf of the Collateral Manager in rendering the services of the Collateral Manager hereunder and under the other Transaction Documents; provided, further, that (i) to the extent the Borrower is entitled to be reimbursed for any such costs and expenses by any Obligor and is, in fact, paid or reimbursed thereby, the Borrower shall pay or reimburse the Collateral Manager in accordance with this Section 6.7 (net of any amounts, if any, received by the Collateral Manager directly) and (ii) in the event the Collateral Manager has fees or expenses (including internal costs of the Collateral Manager or that are allocated to the Collateral Manager) that are allocable to one or more entities in addition to the Borrower to which the Collateral Manager provides management or advisory services, the Borrower shall be responsible for only a pro rata portion (based on aggregate principal or committed amounts) of such fees and expenses, based on the aggregate assets under management of all entities to which such costs or expenses are allocable, all such reimbursable costs and expenses being the “Collateral Manager Reimbursable Expenses”. Section 6.8 Reports; Information. (a) Obligor Financial Statements; Other Reports. The Collateral Manager will deliver to the Borrower and the Administrative Agent, to the extent received by the Collateral Manager (on behalf of the Borrower) pursuant to the Underlying Instruments, the complete financial reporting package with respect to each Obligor and with respect to each Loan for such Obligor (including any financial statements, management discussion and analysis, executed covenant compliance certificates and related covenant calculations with respect to such Obligor and with respect to each Loan for such Obligor) provided to the Collateral Manager (on behalf of the Borrower) for the periods required by the Underlying Instruments, which delivery shall be made within ten (10) Business Days after receipt of such financial reporting package by the Borrower or the Collateral Manager (on behalf of the Borrower) as specified in the Underlying Instruments. The Collateral Manager will provide, promptly upon request from the Administrative -114- USActive 55348338.2

Agent or the Borrower, such other information received by it from any Obligor as may reasonably be requested with respect to such Obligor. (b) Amendments to Loans. The Collateral Manager will post on a password protected website maintained by the Collateral Manager to which the Borrower and the Administrative Agent will have access (or otherwise deliver to the Borrower and the Administrative Agent, including, without limitation, by electronic mail) a copy of any material amendment, restatement, supplement, waiver or other modification to the Underlying Instruments of any Loan (along with any internal documents prepared by the Collateral Manager and provided to its investment committee in connection with such amendment, restatement, supplement, waiver or other modification) within ten (10) Business Days of the effectiveness of such amendment, restatement, supplement, waiver or other modification. (c) Collateral Management Report. The Collateral Manager shall deliver a Collateral Management Report and a Borrowing Base Certificate on each Reporting Date and each Funding Date to the Administrative Agent, the Collateral Agent, each Lender and the Borrower. (d) Collateral Manager Information. The Collateral Manager shall furnish to the Administrative Agent for distribution to each Lender within one hundred and twenty (120) days after the end of each fiscal year of the Borrower and the Equity Investor, commencing with the 2015 fiscal year, a report covering such fiscal year of a firm of independent certified public accountants of nationally recognized standing to the effect that such accountants have applied certain agreed-upon procedures (a copy of which procedures are attached hereto as Schedule III, it being understood that the Collateral Manager and the Administrative Agent will provide an updated Schedule III reflecting any further amendments to such Schedule III prior to the issuance of the first such agreed-upon procedures report, a copy of which shall replace the then existing Schedule III) to certain documents and records relating to the Collateral, the Borrower, the Equity Investor and the Collateral Manager, compared the information contained in the Collateral Management Reports delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that the information and the calculations included in such Collateral Management Reports were not determined or performed in accordance with the provisions of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement. (e) Liquidity Reports. Upon the reasonable written request of the Administrative Agent, the Equity Investor shall promptly provide a report to the Administrative Agent and the Lenders setting forth the liquidity position of the Equity Investor, in form and substance mutually agreed to by the Administrative Agent and the Equity Investor. Section 6.9 Annual Statement as to Compliance. The Collateral Manager will provide to the Borrower and the Administrative Agent, within one hundred and twenty (120) days following the end of each fiscal year of the Collateral Manager, commencing with the fiscal year ending on December 31, 2015, a report signed by a Responsible Officer of the Collateral Manager certifying that (a) a review of the activities of the Collateral Manager, and the Collateral Manager’s performance pursuant to this Agreement, for the -115- USActive 55348338.2 fiscal period ending on the last day of such fiscal year has been made under such Person’s supervision and (b) the Collateral Manager has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Collateral Manager Termination Event has occurred or, if any such Collateral Manager Termination Event has occurred, a statement describing the nature thereof and the steps being taken to remedy such Collateral Manager Termination Event. Section 6.10 The Collateral Manager Not to Resign. The Collateral Manager shall not resign from the obligations and duties hereby imposed on it except upon the Collateral Manager’s good faith determination in consultation with legal counsel that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Manager could take to make the performance of its duties hereunder permissible under Applicable Law. In connection with any such determination permitting the resignation of the Collateral Manager, the Collateral Manager shall deliver to the Administrative Agent and the Borrower a description of the circumstances giving rise to such determination. Section 6.11 Collateral Manager Termination Events. Upon the occurrence and during the continuation of a Collateral Manager Termination Event, notwithstanding anything herein to the contrary, the Administrative Agent, by written notice to the Collateral Manager with a copy to the Borrower, the Equity Investor, the Collateral Agent and each other Lender (such notice, a “Collateral Manager Termination Notice”), may, in its sole discretion, or shall, at the request of the Required Lenders, terminate all of the rights and obligations of the Collateral Manager as “Collateral Manager” under this Agreement. Each Collateral Manager Termination Notice shall designate the replacement Collateral Manager, who shall be selected by the Administrative Agent in its sole discretion. Until a Collateral Manager Termination Notice is delivered as set forth above, the Collateral Manager shall (i) unless otherwise notified by the Administrative Agent, continue to act in such capacity pursuant to Section 6.1, subject to Section 6.10 and (ii) as requested by the Administrative Agent in its sole discretion (A) terminate some or all of its activities as Collateral Manager hereunder by the Administrative Agent in its sole discretion as necessary or desirable, (B) provide such information as may be requested by the Administrative Agent to facilitate the transition of the performance of such activities to the Administrative Agent or any agent thereof and (C) take all other actions requested by the Administrative Agent, in each case to facilitate the transition of the performance of such activities to the Administrative Agent or any agent thereof. ARTICLE VII THE COLLATERAL AGENT Section 7.1 Designation of Collateral Agent. (a) Initial Collateral Agent. The role of Collateral Agent hereunder and under the other Transaction Documents to which the Collateral Agent is a party shall be conducted by the Person designated as Collateral Agent hereunder from time to time in accordance with this -116- USActive 55348338.2

Section 7.1. Until the Administrative Agent shall give to U.S. Bank a Collateral Agent Termination Notice, U.S. Bank is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Collateral Agent pursuant to the terms hereof. (b) Successor Collateral Agent. Upon the Collateral Agent’s receipt of a Collateral Agent Termination Notice from the Administrative Agent of the designation of a successor Collateral Agent pursuant to the provisions of Section 7.5 and 7.7, the Collateral Agent agrees that it will terminate its activities as Collateral Agent hereunder. Section 7.2 Duties of Collateral Agent. (a) Appointment. Each of the Borrower and the Administrative Agent hereby designate and appoint the Collateral Agent to act as its agent and hereby authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Collateral Agent by this Agreement. The Collateral Agent hereby accepts such agency appointment to act as Collateral Agent pursuant to the terms of this Agreement. (b) Duties. Until its removal pursuant to Section 7.5, the Collateral Agent shall perform, on behalf of the Administrative Agent and the Secured Parties, the following duties and obligations: (i) [Reserved]. (ii) [Reserved]. (iii) [Reserved]. (iv) [Reserved]. (v) The Collateral Agent agrees, subject to Section 7.2(b)(viii), to cooperate with the Administrative Agent and take any reasonable action requested by the Administrative Agent that the Administrative Agent deems necessary or desirable in order to exercise or enforce any of the rights of a Secured Party hereunder. In the event the Collateral Agent receives instructions from the Collateral Manager or the Borrower which conflict with any instructions received by the Administrative Agent, the Collateral Agent shall rely on and follow the instructions given by the Administrative Agent, and shall not be liable for its reliance upon and compliance with such instructions. (vi) The Collateral Agent shall, promptly upon its actual receipt of a Collateral Management Report from the Collateral Manager on behalf of the Borrower, verify the Outstanding Balance of each Loan and the balance of each Account used in the calculation of the Borrowing Base and, if the Collateral Agent’s calculation does not correspond with the calculation provided by the Collateral Manager on such Collateral Management Report, deliver such calculation to each of the Administrative Agent, Borrower and Collateral Manager within one (1) Business Day of receipt by the Collateral Agent of such Collateral Management Report and the parties shall use commercially reasonable efforts to reconcile such discrepancy. -117- USActive 55348338.2

(vii) The Collateral Agent shall make payments in accordance with Section 2.7 and Section 2.8 and as otherwise expressly provided under this Agreement (the “Payment Duties”). (viii) The Administrative Agent and each other Secured Party further authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are expressly delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality of the foregoing, each Secured Party hereby appoints the Collateral Agent (acting at the direction of the Administrative Agent) as its agent to execute and deliver all further instruments and documents, and take all further action that the Administrative Agent deems necessary or desirable in order to perfect, protect or more fully evidence the security interests granted by the Borrower hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including, without limitation, the execution by the Collateral Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Loans now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. Nothing in this clause shall be deemed to relieve the Borrower or the Collateral Manager of their respective obligations to protect the interest of the Collateral Agent (for the benefit of the Secured Parties) in the Collateral, including to file financing and continuation statements in respect of the Collateral. (ix) If, in performing its duties under this Agreement, the Collateral Agent is required to decide between alternative courses of action, the Collateral Agent may request written instructions from the Administrative Agent as to the course of action desired by the Administrative Agent. If the Collateral Agent does not receive such instructions within two (2) Business Days after its request therefor, the Collateral Agent may, but shall be under no duty to, take or refrain from taking any such courses of action. The Collateral Agent shall act in accordance with instructions received after such two (2) Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions. The Collateral Agent shall be entitled to rely on the advice of legal counsel and independent accountants obtained in good faith in performing its duties hereunder and shall be deemed to have acted in good faith if it acts in accordance with such advice. (x) The Collateral Agent shall create a collateral database with respect to the Collateral based on information received from the Borrower, the Collateral Manager, the Administrative Agent and other third party sources (the “Collateral Database”), and update the Collateral Database daily for changes, including to reflect the sale or other disposition of the Collateral, based upon, and to the extent of, information furnished to the Collateral Agent by the Borrower as may be reasonably required by the Collateral Agent. (xi) The Collateral Agent shall track the receipt and daily allocation to the Accounts of Collections, the outstanding balances therein, and any withdrawals therefrom and, on each Business Day, provide to the Collateral Manager daily reports -118- USActive 55348338.2 reflecting such actions as of the close of business on the preceding Business Day. (xii) The Collateral Agent shall provide such other information with respect to the Collateral contained within the Collateral Database or as may be required by this Agreement, in each case as the Borrower, Collateral Manager or the Administrative Agent may reasonably request from time to time. (xiii) The Collateral Agent shall notify the Borrower, the Collateral Manager and the Administrative Agent upon a Responsible Officer of the Collateral Agent receiving notices, reports or proxies or any other requests relating to corporate actions affecting the Collateral. (xiv) In performing its duties, (A) the Collateral Agent shall comply with the standard of care set forth in Section 7.6(c) and the express terms of the Transaction Documents with respect to the Collateral and (B) all calculations made by the Collateral Agent pursuant to this Section 7.2(b) using information that is not routinely maintained by the Collateral Agent, including EBITDA, Assigned Value and Unrestricted Cash of any Obligor shall be made using such amounts as provided by the Administrative Agent, the Borrower or the Collateral Manager to the Collateral Agent. (xv) The Administrative Agent may direct the Collateral Agent to take actions which are incidental so the actions specifically delegated to the Collateral Agent hereunder; provided that the Collateral Agent shall not be required to take such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided further that the Collateral Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Collateral Agent, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Agent to liability hereunder or otherwise (unless it has received an indemnity reasonably satisfactory to it with respect thereto). (xvi) Nothing herein shall prevent the Collateral Agent or any of its Affiliates from engaging in other businesses or from rendering services of any kind to any Person. (xvii) Concurrently herewith, the Administrative Agent directs the Collateral Agent and the Collateral Agent is authorized to enter into each Securities Account Control Agreement. For the avoidance of doubt, all the Collateral Agent’s rights, protections and immunities provided herein shall apply to the Collateral Agent for any actions taken or omitted to be taken under each Securities Account Control Agreement in such capacity. Section 7.3 Merger or Consolidation. Any Person into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the of the Collateral Agent, shall be the successor -119- USActive 55348338.2 to the Collateral Agent under the Transaction Documents (and shall be deemed to have expressly assumed all obligations of the Collateral Agent under the Transaction Documents) without further act of any of the parties to this Agreement; provided that such Person shall be otherwise qualified and eligible to act in such capacity under the Transaction Documents. Section 7.4 Collateral Agent Compensation. As compensation for its Collateral Agent activities hereunder, the Collateral Agent shall be entitled to a Collateral Agent Fee pursuant to the provision of Section 2.7(a)(1), Section 2.7(b)(1) or Section 2.8(1), as applicable. The Collateral Agent’s entitlement to receive the Collateral Agent Fee shall cease on the earlier to occur of: (i) its removal as Collateral Agent and appointment of a successor Collateral Agent pursuant to Section 7.5 or (ii) the termination of this Agreement; provided, however, that the Collateral Agent shall be entitled to receive any accrued and unpaid Collateral Agent Fees due and owing to it at the time of such removal or termination. Section 7.5 Collateral Agent Removal. The Collateral Agent may be removed, with or without cause, by the Administrative Agent upon at least sixty (60) days’ notice given in writing to the Collateral Agent and the Lenders (the “Collateral Agent Termination Notice”); provided that notwithstanding its receipt of a Collateral Agent Termination Notice, the Collateral Agent shall continue to act in such capacity until a successor Collateral Agent has been appointed in accordance with the requirements of Sections 5.5(d) and 7.7. Section 7.6 Limitation on Liability. (a) The Collateral Agent may conclusively rely on and shall be fully protected in acting upon any certificate (including an Officer’s Certificate of the Collateral Manager or the Borrower), instrument, opinion, notice, letter, facsimile or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. The Collateral Agent may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or (to the extent applicable) the Collateral Manager or (b) the verbal instructions of the Administrative Agent or (to the extent applicable) the Collateral Manager. The Collateral Agent shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action. (b) The Collateral Agent may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel. (c) The Collateral Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful -120- USActive 55348338.2 misconduct, bad faith or grossly negligent performance or omission of its duties and in the case of its grossly negligent performance of its Payment Duties. (d) The Collateral Agent makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Collateral. The Collateral Agent shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it. (e) The Collateral Agent shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Agent. Without limiting the generality of the foregoing, the Collateral Agent, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Collateral Manager or the Borrower, shall not be responsible for any action or omission of the Administrative Agent, the Lenders, the Collateral Manager, the Borrower or any Lender and, absent written notice to a Responsible Officer of the Collateral Agent, shall be entitled to assume that such person is in compliance with its obligations under this Agreement or any other document related to this transaction. (f) The Collateral Agent shall not be required to expend or risk its own funds in the performance of its duties hereunder. (g) It is expressly agreed and acknowledged that the Collateral Agent is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral. (h) The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided, that the Collateral Agent shall not be responsible for any actions or omissions on the part of any non- Affiliated agent or attorney appointed with due care by it hereunder. (i) The Collateral Agent shall not be responsible for delays or failures in performance resulting from circumstances beyond its control (such circumstances include but are not limited to acts of God, strikes, lockouts, riots, acts of war, loss or malfunctions of utilities, computer (hardware or software) or communications services); errors by the Collateral Manager or any other Secured Party in its instructions to the Collateral Agent; or changes in applicable law, regulation or orders. (j) The Collateral Agent shall have no responsibility and shall have no liability for (i) preparing, recording, filing, re-recording or re-filing any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times, (ii) the correctness of any such financing statement, continuation statement, document or instrument or other such notice, (iii) taking any action to perfect or maintain the perfection of any security -121- USActive 55348338.2 interest granted to it hereunder or otherwise or (iv) the validity or perfection of any such lien or security interest. (k) In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (collectively, "Applicable Banking Laws"), the Collateral Agent may be required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Collateral Agent. Accordingly, each of the parties agrees to provide to the Collateral Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Collateral Agent to comply with Applicable Banking Laws. (l) In no event shall the Collateral Agent be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits or diminution in value) even if the Collateral Agent has been advised of the likelihood of such damages and regardless of the form of such action. (m) The Collateral Agent shall be under no obligation to exercise or to honor any of the discretionary rights or powers vested in it by this Agreement at the request or direction of the Administrative Agent or any Lender, unless the Administrative Agent or such Lender shall have provided to the Collateral Agent security or indemnity reasonably satisfactory to it against the costs, expenses (including reasonable attorneys’ fees and expenses) and liabilities which might reasonably be incurred by it in compliance with such request or direction. (n) The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper or document, but the Collateral Agent, in its discretion, may, and upon the written direction of the Administrative Agent shall, make such further inquiry or investigation into such facts or matters as it shall be directed, and the Collateral Agent shall be entitled, on not less than five (5) Business Days’ prior notice to the Borrower and the Collateral Manager, to examine the books and records relating to the Advances and the Loans, personally or by agent or attorney, at a mutually agreed time during the Borrower’s or the Collateral Manager’s normal business hours; provided that prior to the occurrence of an Event of Default that has not been cured, waived or rescinded, such examination shall not occur more than twice in any twelve month period. (o) The Collateral Agent shall (i) not have any obligation to determine if a Loan meets the criteria specified in the definition of Eligible Loan, (ii) have no discretion to select or make investments but shall be entitled to solely rely upon the investment directions of the Borrower (or the Collateral Manager on behalf of the Borrower) and (iii) have no duty or liability to independently confirm or determine whether any investment made hereunder qualifies as a Permitted Investment. (p) The Collateral Agent shall not be liable for the actions or omissions of the Collateral Manager, the Borrower or the Administrative Agent and the Collateral Agent shall not be under any obligation to monitor, evaluate or verify compliance by the Collateral Manager with the terms hereof, or, other than as expressly set forth herein, to verify or independently determine -122- USActive 55348338.2 the accuracy of information received by it from the Collateral Manager (or from any selling institution, agent bank, trustee or similar source) with respect to the Collateral. (q) The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for (x) as expressly set forth herein and (y) the reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for (i) ascertaining or taking action with respect to calls, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. (r) The Collateral Agent shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer of the Collateral Agent has actual knowledge thereof or unless written notice thereof is received by the Collateral Agent at the Corporate Trust Office and such notice references the Borrower or this Agreement or otherwise identifies the Transaction Documents. (s) The Collateral Agent and its respective affiliates, directors, officers, agents or employees shall not be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation of the Borrower, the Collateral Manager, the Equity Investor, the Administrative Agent or any Lender made in connection with this Agreement; (ii) the performance or observance of any of the covenants or agreements of the Borrower, Collateral Manager or the Equity Investor or to inspect the property (including the books and records) of any of the Borrower, Collateral Manager or the Equity Investor; (iii) the satisfaction of any condition specified in Article III; or (iv) the validity, effectiveness or genuineness of this Agreement, the other Transaction Documents or any other instrument or writing furnished by the Borrower, the Collateral Manager, the Equity Investor, the Administrative Agent or any Lender in connection herewith. Other than as expressly set forth in a Transaction Document as an obligation of the Collateral Agent, the Collateral Agent shall be under no obligation to take any action to collect from any Obligor any amount payable by such Obligor on any related Loan or any other Collateral under any circumstances, including if payment is refused after due demand upon such Obligor. (t) The parties acknowledge that in accordance with the Customer Identification Program (CIP) requirements under the USA Patriot Act and its implementing regulations, the Collateral Agent in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Agent. The Borrower hereby agrees that it shall provide the Collateral Agent with such information as it may reasonably request including, but not limited to, the Borrower’s name, physical address, tax identification number (or, that of the Equity Investor, if applicable) and other information that will help the Collateral Agent to identify and verify the Borrower’s identity (and in certain circumstances, the beneficial owners thereof) such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. (u) The Collateral Agent shall not have any responsibility for preparing, filing -123- USActive 55348338.2 or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder. (v) The Collateral Agent shall not be liable for any obligation of the Collateral Manager or any Loan Party contained in this Agreement or for any errors of the Collateral Manager or any Loan Party contained in any computer tape, certificate or other data or document delivered to the Collateral Agent hereunder or on which the Collateral Agent must rely in order to perform its obligations hereunder, and the Secured Parties, the Administrative Agent and the Collateral Agent each agree to look only to the Collateral Manager to perform such obligations. The Collateral Agent shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if such failure or delay results from the Collateral Agent acting in accordance with information prepared or provided by a Person other than the Collateral Agent or the failure of any such other Person to prepare or provide such information. The Collateral Agent shall have no responsibility, shall not be in default and shall incur no liability for (i) any act, delay or failure to act of any third party, including the Collateral Manager, (ii) any inaccuracy or omission in a notice or communication received by the Collateral Agent from any third party, including the Collateral Manager, (iii) the invalidity or unenforceability of any Collateral under Applicable Law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Collateral, or (v) the acts or omissions of any successor Collateral Agent. Section 7.7 Resignation of the Collateral Agent. The Collateral Agent shall not resign from the obligations and duties hereby imposed on it except upon (a) sixty (60) days’ prior written notice to the Borrower, Collateral Manager, Administrative Agent and each Lender, or (b) the Collateral Agent’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Agent could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Agent shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. No such resignation shall become effective until a successor Collateral Agent shall have assumed the responsibilities and obligations of the Collateral Agent hereunder provided that, any successor Collateral Agent shall (y) satisfy all requirements of Section 5.5(d) and (z) be acceptable to the Administrative Agent, the Collateral Manager (if no Collateral Manager Termination Event has occurred) and the Borrower (if no Default or Event of Default has occurred and is continuing) in their respective sole discretion. If no such successor is appointed within 90 days after the delivery of written notice, the Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Section 7.8 [Reserved]. Section 7.9 [Reserved]. Section 7.10 Access to Certain Documentation and Information Regarding the -124- USActive 55348338.2

Collateral; Audits. (a) The Collateral Manager, the Borrower and the Collateral Agent shall provide to the Administrative Agent access to documentation in the possession of such Persons regarding the Collateral including in such cases where the Administrative Agent may direct the Collateral Agent in connection with the enforcement of the rights or interests of the Collateral Agent hereunder, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two (2) Business Days’ prior written request, (ii) during normal business hours and (iii) subject to the Collateral Manager’s, the Borrower’s and Collateral Agent’s normal security and confidentiality procedures. Periodically, at the discretion of the Administrative Agent, the Administrative Agent may review the Collateral Manager’s collection and administration of the Collateral in order to assess compliance by the Collateral Manager with Article VI and may conduct an audit of the Collateral in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. (b) Without limiting the foregoing provisions of Section 7.10(a), from time to time on request of the Administrative Agent, the Collateral Agent shall permit certified public accountants or other independent auditors acceptable to the Administrative Agent to conduct a review of the documentation regarding the Collateral. Up to two (2) such reviews per fiscal year at a cost of $100,000 per fiscal year shall be at the expense of the Borrower and additional reviews in a fiscal year shall be at the expense of the requesting Lender(s); provided that, after the occurrence of an Event of Default, any such reviews, regardless of frequency or expense, shall be at the expense of the Borrower. ARTICLE VIII SECURITY INTEREST Section 8.1 Grant of Security Interest. (a) This Agreement constitutes a security agreement and the Advances effected hereby constitute secured loans by the applicable Lenders to the Borrower under Applicable Law. For such purpose, the Borrower hereby transfers, conveys, assigns and grants as of the Original Closing Date, the Successor Borrower hereby transfers, conveys, assigns and grants as of the A&R Effective Date and each New Borrower hereby transfers, conveys, assigns and grants as of the date on which such New Borrower delivers a Borrower Joinder Agreement, to the Collateral Agent for the benefit of the Secured Parties, a lien and continuing security interest in all of such Borrower’s right, title and interest in, to and under (but none of the obligations under) all Collateral (other than any Collateral which constitutes Margin Stock), whether now existing or hereafter arising or acquired by such Borrower, and wherever the same may be located, to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations of such Borrower arising in connection with this Agreement and each other Transaction Document (other than contingent indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted), whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Obligations. Notwithstanding any of the other provisions set forth in this -125- USActive 55348338.2

Agreement, this Agreement shall not constitute a grant of a security interest in any property to the extent that (i) such grant of a security interest is prohibited by any Applicable Law in effect as of the date set forth in the immediately preceding sentence or requires a consent not obtained of any Governmental Authority pursuant to such Applicable Law or (ii) such grant of a security interest would render the Borrower’s rights or interests in such property void, revoked or terminated or would result in a breach, violation or default by the Borrower with respect thereto. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Collateral Agent nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its own fraud, gross negligence or willful misconduct. If such Borrower fails to perform or comply with any of its agreements contained herein with respect to the Collateral, the Collateral Agent, at its option and at the direction of the Administrative Agent, but without any obligation to do so, may itself perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at the rate per annum applicable to Advances, shall be payable by the Borrower to the Collateral Agent in accordance with Sections 2.7 and 2.8 and shall constitute Obligations secured hereby. (b) The grant of a security interest under this Section 8.1 does not constitute and is not intended to result in a creation or an assumption by the Collateral Agent of any obligation of the Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent on behalf of the Secured Parties, of any of its rights in the Collateral shall not release the Borrower from any of its duties or obligations under the Collateral, and (c) the Collateral Agent shall not have any obligations or liability under the Collateral by reason of this Agreement, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. (c) Notwithstanding anything to the contrary, the Borrower, the Collateral Manager, the Administrative Agent and each Lender hereby agree to treat, and to cause each of their respective Affiliates to treat, each Variable Funding Note as indebtedness for purposes of United States federal and state income tax or state franchise tax to the extent permitted by Applicable Law and shall file its tax returns or reports, or cause its Affiliates to file such tax returns or reports, in a manner consistent with such treatment. Section 8.2 Release of Lien on Collateral. (a) At the same time as (i) any Loan expires by its terms or is prepaid in full and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the Collection Account or (ii) any Loan has been the subject of a Discretionary Sale, Substitution or Optional Sale pursuant to Section 2.14 or has been sold pursuant to Section 9.2, the Collateral Agent, as agent for the Secured Parties will, to the extent requested by the Collateral Manager or -126- USActive 55348338.2

the Borrower, release its interest in such Collateral. In connection with any release of such Collateral, the Collateral Agent, on behalf of the Secured Parties, will upon receipt into the Collection Account of the Proceeds of any such sale, payment in full or prepayment in full of a Loan, at the sole expense of the Borrower, (i) execute and deliver to the Borrower or the Collateral Manager (or its designee) requesting the same, any assignments, bills of sale, termination statements and any other releases and instruments as such Person may reasonably request in order to effect the release and transfer of such Collateral, (ii) deliver any portion of the Collateral to be released from the Lien granted under this Agreement in its possession to or at the direction of the Borrower and (iii) otherwise take such actions as are necessary and appropriate to release the Lien of the Collateral Agent for the benefit of the Secured Parties on the applicable portion of the Collateral to be released and delivered to or at the direction of the Borrower such portion of the Collateral to be so released; provided that, the Collateral Agent, as agent for the Secured Parties, will make no representation or warranty, express or implied, with respect to any such Collateral in connection with such release, sale, transfer and/or assignment. Nothing in this Section 8.2 shall diminish the Collateral Manager’s obligations pursuant to Section 6.5 with respect to the Proceeds of any such sale. (b) On the Collection Date, the Collateral Agent, on behalf of the Secured Parties, will release the security interest in the Collateral created hereby, which release shall occur simultaneously with receipt in the Collection Account of the payoff amount specified in a payoff letter signed by the Administrative Agent. Upon request of the Borrower to the Collateral Agent and to the Administrative Agent, the Collateral Agent shall promptly provide to the Borrower and the Administrative Agent a computation of all amounts owing to the Collateral Agent as of the anticipated Collection Date and the Administrative Agent shall promptly provide to the Borrower, with a copy to the Collateral Agent, a computation of all amounts owing to the Administrative Agent and the Lenders as of the anticipated Collection Date. In connection with such release of the Collateral, the Collateral Agent, on behalf of the Secured Parties, will, at the sole expense of the Borrower, (i) execute and deliver to the Borrower or the Collateral Manager (or its designee) requesting the same, any assignments, bills of sale, termination statements and any other releases and instruments as the Borrower may reasonably request in order to effect the release of the Collateral, (ii) deliver any portion of the Collateral to be released from the Lien granted under this Agreement in its possession to or at the direction of the Borrower or the Collateral Manager (on behalf of the Borrower) and (iii) otherwise take such actions as are necessary and appropriate to release the Lien of the Collateral Agent for the benefit of the Secured Parties on the Collateral (including, without limitation, delivering a Termination Notice (as defined in each Securities Account Control Agreement) in respect of the applicable Securities Account Control Agreement); provided that, the Collateral Agent, as agent for the Secured Parties, will make no representation or warranty, express or implied, with respect to any such Collateral in connection with such release. ARTICLE IX EVENTS OF DEFAULT Section 9.1 Events of Default. The following events shall be Events of Default (“Events of Default”) hereunder: -127- USActive 55348338.2

(a) (i) other than as set forth in the following clause (ii), the Borrower fails to make any payment when due under any Transaction Document and (other than with respect to any mandatory repayment of Advances Outstanding) such failure continues unremedied for more than three (3) Business Days, or (ii) the Borrower fails to repay the outstanding Obligations in full on the Termination Date; provided that in the case of a default in payment resulting solely from an administrative error or omission by the Collateral Agent, such default continues for a period of five or more Business Days after the Collateral Agent receives written notice or has actual knowledge of such administrative error or omission (irrespective of whether the cause of such administrative error or omission has been determined); or (b) the Borrower shall assign or attempt to assign any of its rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent and the Required Lenders in their respective sole discretion; or (c) the occurrence of an Insolvency Event relating to the Borrower or the Equity Investor; or (d) any representation, warranty or certification made or deemed made by the Borrower in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made or deemed made and the same continues to be unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Borrower and (ii) the date on which a Responsible Officer of the Borrower acquires actual knowledge thereof; or (e) any failure on the part of the Borrower to duly observe or perform any other covenants or agreements of the Borrower (other than those specifically addressed by a separate Event of Default), as applicable, set forth in this Agreement or the other Transaction Documents to which the Borrower is a party and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Borrower and (ii) the date on which a Responsible Officer of the Borrower acquires actual knowledge thereof; or (f) the Borrower fails to observe or perform any agreement or obligation with respect to the management and distribution of funds received with respect to the Collateral, and such failure is not cured within two (2) Business Days; or (g) the Borrower ceases to have a valid ownership interest in all of the Collateral (subject to Permitted Liens) or the Collateral Agent shall fail to have a first priority perfected security interest in any part of the Collateral (subject to Permitted Liens) except as otherwise expressly permitted to be released in accordance with the applicable Transaction Document; or (h) the rendering of one or more final non-appealable judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of $750,000 (or $25,000,000 with respect to the Equity Investor) -128- USActive 55348338.2 against the Borrower or the Equity Investor, as applicable, and solely with respect to the Equity Investor, the Equity Investor shall not have, within forty-five (45) days of the rendering thereof, either (i) had any such judgment, decree or order dismissed, (ii) perfected a timely appeal of such judgment, decree or order and caused the execution of such judgment, decree or order to be stayed during the pendency of the appeal or (iii) satisfied or provided for the satisfaction of any such judgment, decree or order in accordance with its terms; or (i) (i) any Transaction Document (or any material provision thereof), or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower or the Collateral Manager, or (ii) the Borrower, the Equity Investor, the Collateral Manager or any other party shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any lien or security interest thereunder; or, (j) the Borrower or the pool of Collateral shall become required to register as an “investment company” within the meaning of the 1940 Act; or (k) the existence of a Borrowing Base Deficiency on any date of determination, which continues unremedied for at least five (5) Business Days; or (l) a Change of Control of the Borrower occurs without the prior written consent of the Administrative Agent; or (m) the occurrence of a Collateral Manager Termination Event; or (n) the Borrower or the Equity Investor defaults in making any payment required to be made under an agreement for borrowed money owing by it (other than, in the case of the Borrower, this Agreement) to which it is a party individually or in an aggregate principal amount in excess of (i) with respect to the Borrower, $500,000, and (ii) with respect to the Equity Investor, $25,000,000 in excess of any amounts disputed in good faith by such Person and, in each case, such default is not cured within the applicable cure period, if any, provided for under such agreement; or (o) the Borrower shall have made payments (other than payments made on behalf of such Person from insurance proceeds of the Borrower) individually or in the aggregate in excess of $750,000 in settlement of any litigation claim or dispute; or (p) the Internal Revenue Service or any other Governmental Authority shall file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of the Borrower, or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any assets of the Borrower and such lien shall not have been released within five (5) Business Days; or (q) both (i) the failure of any trade designated pursuant to Section 2.6(iv) to settle in full in Cash on or prior to the date that is twenty (20) Business Days after the occurrence of the Default such trade was designated to cure and (ii) the applicable Default under Section 9.1(k) is continuing. -129- USActive 55348338.2

Section 9.2 Remedies. (a) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall, at the written request of the Required Lenders and by written notice to the Borrower and the Collateral Manager, declare (i) the Termination Date to have occurred and all outstanding Obligations to be immediately due and payable in full (without presentment, demand, protest or notice of any kind all of which are hereby waived by the Borrower) or (ii) the Reinvestment Period End Date to have occurred; provided that, in the case of any event involving the Borrower described in Section 9.1(c), all of the Obligations shall be immediately due and payable in full (without presentment, demand, notice of any kind, all of which are hereby expressly, waived by the Borrower) and the Termination Date shall be deemed to have occurred automatically upon the occurrence of any such event. (b) On and after the declaration or occurrence of the Termination Date, the Collateral Agent, for the benefit of the Secured Parties, shall have, subject to the following clause (c), with respect to the Collateral granted pursuant to Section 8.1, and in addition to all other rights and remedies available to the Collateral Agent and the Secured Parties under this Agreement or other Applicable Law, all rights and remedies of a secured party upon default provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative. Without limiting the generality of the foregoing, but subject to Section 9.2(c), the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances transfer all or any part of the Collateral into the Collateral Agent’s name or the name of any Secured Party or its nominee or nominees, and/or forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions (including by lease or by deferred payment arrangement) as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk and/or may take such other actions as may be available under applicable law. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, auction or closed tender, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. In addition, the Borrower and the Collateral Manager hereby agree that they will, at the Borrower’s expense and at the direction of the Collateral Agent, forthwith, (i) assemble all or any part of the Collateral as directed by the Collateral Agent and make the same available to the Collateral Agent at a place to be designated by the Collateral Agent, whether at the Borrower’s premises or elsewhere, and (ii) without notice except as specified below, sell the Collateral or any part thereof upon such terms, in such lots, to such buyers, and according to such other instructions as the Collateral Agent at the direction of the Administrative Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days’ notice to the Borrower of any sale hereunder shall constitute reasonable and proper notification. All cash Proceeds received by the Collateral Agent on behalf of the Secured Parties in respect of any sale of, collection from, or other realization upon, all or -130- USActive 55348338.2 any part of the Loans (after payment of any amounts incurred in connection with such sale) shall be deposited into the Collection Account and applied pursuant to Section 2.8. To the extent permitted by Applicable Law, the Borrower waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by the Collateral Agent or any other Secured Party of any of its rights hereunder. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency, except as provided in Section 9.6(b). (c) In connection with the sale of the Collateral following the acceleration of the Obligations by the Required Lenders pursuant to Section 9.2(a), the Equity Investor, the Collateral Manager and their respective Affiliates thereof shall have the right to purchase any or all of the Loans in the Collateral, in each case by paying to the Collateral Agent in immediately available funds, an amount equal to all outstanding Obligations. If the Equity Investor, the Collateral Manager or any of their Affiliates thereof fail to exercise this purchase right within ten (10) Business Days following such acceleration of the Obligations pursuant to Section 9.2(a), then such contractual rights shall be irrevocably forfeited by the Equity Investor and Affiliates thereof, but nothing herein shall prevent the Equity Investor or its Affiliates from bidding at any sale of such Collateral. Section 9.3 Collateral Agent May Enforce Claims Without Possession of VFNs. All rights of action and claims under this Agreement or any other Transaction Document may be prosecuted and enforced by the Collateral Agent without the possession of any of the VFNs or the production thereof in any legal or equitable proceeding, judicial or otherwise, relating thereto, and any such proceeding instituted by the Collateral Agent shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be applied as set forth in Section 2.8. Section 9.4 Application of Cash Collected. Any Cash collected by the Collateral Agent with respect to the VFNs pursuant to this Article IX and any Cash that may then be held or thereafter received by the Collateral Agent with respect to the Obligations hereunder shall be applied in accordance with Section 2.8, at the date or dates fixed by the Collateral Agent; provided, that (a) subject to clause (b), no such date may be fixed by the Collateral Agent unless the Collateral Agent has given the Borrower no fewer than two (2) Business Days’ prior written notice of such date, which notice shall set forth in reasonable detail the expected applications of Cash on such date and (b) no failure by the Collateral Agent to deliver the notice required pursuant to the foregoing clause (a) will affect the application of funds in the Collection Accounts pursuant to Section 2.8 on the next succeeding Payment Date. Section 9.5 Rights of Action. Notwithstanding any other provision of this Agreement (other than Section 12.10) or in any other Transaction Document, but subject to the rights of the Equity Investor and the Collateral Manager under Section 9.2(c) the Required Lenders shall have the right to direct the -131- USActive 55348338.2

Collateral Agent to institute any proceedings, judicial or otherwise, with respect to any Transaction Document, or for the appointment of a separate receiver or trustee, or for any other remedy hereunder. The Collateral Agent shall only institute proceedings and exercise remedies hereunder at the direction of the Required Lenders (which the Collateral Agent shall implement without delay) and, in taking any action as so directed, shall have the right to indemnity against the costs, expenses and liabilities to be incurred in compliance with such request. Section 9.6 Unconditional Rights of Lenders to Receive Principal and Interest (a) Notwithstanding any other provision in this Agreement, each Lender shall have the right, which is absolute and unconditional, to receive payment of the Obligations as such amounts become due and payable in accordance with the terms hereof and, subject to the provisions of Section 9.5, upon the occurrence and during the continuance of an Event of Default, to institute proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Lender. (b) If collections in respect of the Collateral are insufficient to make payments due in respect of the VFNs, no other assets will be available for payment of the deficiency following realization of the Collateral and application of the proceeds thereof in accordance with Sections 2.7 and 2.8, and the obligations of the Borrower to pay any deficiency shall thereupon be extinguished and shall not thereafter revive. Section 9.7 Restoration of Rights and Remedies. If the Collateral Agent or any Lender has instituted any judicial proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Collateral Agent or to such Lender, then and in every such case the Borrower, the Collateral Agent and the Lenders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Secured Parties shall continue as though no such proceeding had been instituted. Section 9.8 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Collateral Agent or to the Lenders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing by law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Section 9.9 Delay or Omission Not Waiver No delay or omission of the Collateral Agent or of any Lender to exercise any right or remedy accruing upon the occurrence and during the continuance of any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Section 9.9 or by law to the Collateral -132- USActive 55348338.2

Agent or to the Lenders may be exercised from time to time, and as often as may be deemed expedient, by the Collateral Agent or by the Lenders, as the case may be. Section 9.10 Waiver of Stay or Extension Laws. The Borrower covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force (including filing a voluntary petition under Chapter 11 of the Bankruptcy Code and by the voluntary commencement of a proceeding or the filing of a petition seeking winding up, liquidation, reorganization or other relief under any bankruptcy, insolvency, receivership or similar law now or hereafter in effect), which may affect the covenants, the performance of or any remedies under this Agreement; and the Borrower (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenant that it will not hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. Section 9.11 Power of Attorney. The Borrower hereby irrevocably appoints the Collateral Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the rights and remedies provided for (and subject to the terms and conditions set forth) in this Agreement after the occurrence and during the continuance of a Default or an Event of Default, including without limitation the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Borrower hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (d) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document. Nevertheless, if so requested by the Collateral Agent upon the occurrence and during the continuance of an Event of Default, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Collateral Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request. For the avoidance of doubt, upon the occurrence and during the continuance of an Event of Default, the power of attorney granted by the Borrower pursuant to this Section 9.11 supersedes any other power of attorney or similar rights granted by the Borrower to any other party (including, without limitation, the Collateral Manager) under this Agreement, any other Transaction Document or any other agreement; provided that, the Collateral Manager may continue to exercise its rights under this Agreement until the Collateral Manager has received notice of the Collateral Agent’s exercise of its power of attorney hereunder. -133- USActive 55348338.2

ARTICLE X INDEMNIFICATION Section 10.1 Indemnities by the Borrower. (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify the Secured Parties and each of their respective assigns and officers, directors, employees and agents thereof (collectively, the “Indemnified Parties”), forthwith on demand, from and against any and all damages, losses, claims (whether brought by or involving the Borrower or any third party), liabilities and related costs and expenses, including reasonable fees and disbursements of attorneys and experts (all of the foregoing being collectively referred to as the “Indemnified Amounts”) awarded against, incurred by or asserted against such Indemnified Party or any of them arising out of or as a result of this Agreement (including the enforcement of any provision hereof) or having an interest in the Collateral or in respect of any Loan included in the Collateral, excluding, however, any Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party. If the Borrower has made any indemnity payment pursuant to this Section 10.1 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others (including insurance companies) in respect of such Indemnified Amounts then, the recipient shall repay to the Borrower an amount equal to the amount it has collected from others in respect of such Indemnified Amounts. Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts (except to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party) relating to or resulting from: (i) any representation or warranty made or deemed made by the Borrower, the Collateral Manager (on behalf of the Borrower) or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made or delivered; (ii) the failure of any Loan acquired on the Original Closing Date to be an Eligible Loan as of the Original Closing Date and the failure of any Loan acquired after the Original Closing Date to be an Eligible Loan on the related Funding Date; (iii) the failure by the Borrower or the Collateral Manager (on behalf of the Borrower) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any Applicable Law, with respect to any Collateral or the nonconformity of any Collateral with any such Applicable Law; (iv) the failure to vest and maintain vested in the Collateral Agent, for the benefit of the Secured Parties, a first priority, perfected security interest in the Collateral, together with all Collections, free and clear of any Lien (other than Permitted Liens) whether existing at the time of any Advance or at any time thereafter; -134- USActive 55348338.2

(v) the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, an amount of Advances Outstanding that is less than or equal to the Borrowing Base on such Business Day; (vi) the failure to file, or any delay in filing, financing statements, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Collateral, whether at the time of any Advance or at any subsequent time; (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment with respect to any Collateral (including, without limitation, a defense based on the Collateral not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms); (viii) any failure of the Borrower or the Collateral Manager (on behalf of the Borrower) to perform its duties or obligations in accordance with the provisions of this Agreement or any of the other Transaction Documents to which it is a party or any failure by the Borrower or the Collateral Manager (on behalf of the Borrower) to perform its respective duties under any Collateral; (ix) any inability to obtain any judgment in, or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Borrower to qualify to do business or file any notice or business activity report or any similar report; (x) any action taken by the Borrower or the Collateral Manager (on behalf of the Borrower) in the enforcement or collection of any Collateral; (xi) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the Underlying Assets or services that are the subject of any Collateral; (xii) reserved; (xiii) any repayment by the Administrative Agent or another Secured Party of any amount previously distributed in reduction of Advances Outstanding or payment of Interest or any other amount due hereunder which amount the Administrative Agent or another Secured Party believes in good faith is required to be repaid; (xiv) except with respect to funds held in the Collection Account, the commingling of Collections on the Collateral at any time with other funds; (xv) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Advances or the security interest in the Collateral; (xvi) any failure by the Borrower to give reasonably equivalent value to the applicable third party transferor, in consideration for the transfer by such third party to the Borrower of any item of Collateral or any attempt by any Person to void or otherwise -135- USActive 55348338.2 avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; (xvii) the use of the proceeds of any Advance in a manner other than as provided in this Agreement; or (xviii) the failure of the Borrower or any of its agents or representatives to remit to the Collateral Manager (on behalf of the Borrower) or the Collateral Agent, Collections on the Collateral remitted to the Borrower, the Collateral Manager (on behalf of the Borrower) or any such agent or representative as provided in this Agreement. (b) Any amounts subject to the indemnification provisions of this Section 10.1 shall be paid by the Borrower to the Indemnified Party pursuant to Section 2.7 or 2.8, as applicable, on the Payment Date following such Person’s demand therefor (if given at least five (5) Business Days prior to such Payment Date, and, if not, on the next subsequent Payment Date), accompanied by a reasonably detailed description in writing of the related damage, loss, claim, liability and related costs and expenses. (c) If for any reason the indemnification provided above in this Section 10.1 (subject to the limitations set forth herein) is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations; provided that the Borrower shall not be required to contribute in respect of any Indemnified Amounts excluded in Section 10.1(a). (d) The obligations of the Borrower under this Section 10.1 shall survive the resignation or removal of the Administrative Agent, the Collateral Manager, the Custodian or the Collateral Agent and the termination of this Agreement. (e) The Administrative Agent shall promptly notify the Borrower upon obtaining actual knowledge of any facts or circumstances upon which an Indemnified Party may base a claim for any Indemnified Amounts. (f) This Section 10.1 shall not apply with respect to Taxes other than any Taxes representing damages, losses, claims, liabilities and related costs and expenses arising from any non-Tax claim. Section 10.2 Indemnities by the Collateral Manager. (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Collateral Manager hereby agrees to indemnify each Indemnified Party, the Borrower, the Equity Investor, and their respective managers, officers, directors, employees and agents (collectively, the “Collateral Manager Indemnified Parties”) forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any such Collateral Manager Indemnified Party by reason of any acts or omissions of the Collateral -136- USActive 55348338.2

Manager arising out of a breach of its obligations and duties under this Agreement and each other Transaction Document to which it is a party, including, but not limited to (i) any representation or warranty made by the Collateral Manager under or in connection with any Transaction Document or any other information or report delivered by or on behalf of the Collateral Manager pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made, (ii) the failure by the Collateral Manager to comply with any Applicable Law, (iii) the failure of the Collateral Manager to comply with its duties or obligations in accordance with this Agreement or (iv) any gross negligence, willful misconduct, bad faith or fraud on the part of the Collateral Manager excluding, however, any Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Collateral Manager Indemnified Party. The provisions of this indemnity shall run directly to and be enforceable by a Collateral Manager Indemnified Party subject to the limitations hereof; provided that the indemnification of the Borrower, the Equity Investor and their respective managers, officers, directors, employees and agents shall be in all respects junior and subordinate to the indemnification of the Indemnified Parties and their respective managers, officers, directors, employees and agents. (b) Any amounts subject to the indemnification provisions of this Section 10.2 shall be paid by the Collateral Manager to the applicable Collateral Manager Indemnified Party within five (5) Business Days following such Person’s demand therefor. (c) For the avoidance of doubt, the Collateral Manager shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected Loans. Furthermore, in no event shall the Collateral Manager be liable for special, indirect or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Collateral Manager has been advised of the likelihood of such damages and regardless of the form of such action. (d) The obligations of the Collateral Manager under this Section 10.2 shall survive the resignation or removal of the Administrative Agent, the Collateral Agent and the Custodian and the termination of this Agreement. (e) Any indemnification pursuant to this Section 10.2 shall not be payable from the Collateral. This Section 10.2 shall not apply with respect to Taxes other than any Taxes representing damages, losses, claims, liabilities and related costs and expenses arising from any non-Tax claim. ARTICLE XI THE ADMINISTRATIVE AGENT Section 11.1 Appointment. Each Lender hereby appoints and authorizes the Administrative Agent as its agent and hereby further authorizes the Administrative Agent to appoint additional agents and bailees (including, without limitation, the Collateral Agent) to act on its behalf and for the benefit of each of the Secured Parties. Each Lender further authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other -137- USActive 55348338.2

Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Lender hereby appoints the Administrative Agent as its agent to execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may deem necessary or appropriate or that a Lender may reasonably request in order to perfect, protect or more fully evidence the security interests granted by the Borrower hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including, without limitation, the execution by the Administrative Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Collateral now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. The Lenders may direct the Administrative Agent to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Administrative Agent hereunder, the Administrative Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Lenders; provided that the Administrative Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Administrative Agent, shall be in violation of any Applicable Law or contrary to any provision of this Agreement or shall expose the Administrative Agent to liability hereunder or otherwise. In the event the Administrative Agent requests the consent of a Lender pursuant to the foregoing provisions and the Administrative Agent does not receive a consent (either positive or negative) from such Person within ten (10) Business Days of such Person’s receipt of such request, then such Lender shall be deemed to have declined to consent to the relevant action. To the extent not delivered or required to be delivered to the Lenders by the Borrower or the Collateral Manager hereunder or the other Transaction Documents, the Administrative Agent shall furnish to the Lenders, promptly upon the Administrative Agent’s receipt of the same, copies of all notices, certificates and other information delivered to the Administrative Agent under the Transaction Documents. Section 11.2 Standard of Care. The Administrative Agent shall exercise such rights and powers vested in it by this Agreement and the other Transaction Documents, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Section 11.3 Administrative Agent’s Reliance, etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made by any other Person in or in connection with -138- USActive 55348338.2 this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of any of the Borrower, the Collateral Manager or the Equity Investor or to inspect the property (including the books and records) of any of the Borrower, the Collateral Manager or the Equity Investor; (iv) shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 12.1, will be similar to, or produce the same value or economic equivalence of, the LIBOR Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability. Section 11.4 Credit Decision with Respect to the Administrative Agent. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Transaction Documents to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party. Section 11.5 Indemnification of the Administrative Agent. Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower or the Collateral Manager), ratably in accordance with its Pro Rata Share from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the other Transaction Documents, or any action taken or omitted by the Administrative Agent hereunder or thereunder; provided that, the Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct. The payment of amounts under this Section 11.5 shall be on an after-Tax basis. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent, ratably in accordance with its Pro Rata Share promptly upon demand for -139- USActive 55348338.2 any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Lenders hereunder and/or thereunder and to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower or the Collateral Manager. Section 11.6 Successor Administrative Agent. The Administrative Agent may resign at any time, effective upon the appointment and acceptance of a successor Administrative Agent as provided below, by giving at least five (5) days’ written notice thereof to each Lender and the Borrower. Upon any such resignation, the Lenders acting jointly shall appoint a successor Administrative Agent with the consent of the Borrower, such consent not to be unreasonably withheld. Each of the Borrower and each Lender agree that it shall not unreasonably withhold or delay its approval of the appointment of a successor Administrative Agent. If no such successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Secured Parties, appoint a successor Administrative Agent which successor Administrative Agent shall be either (i) a commercial bank organized under the laws of the United States or of any state thereof and have a combined capital and surplus of at least $50,000,000, (ii) a Lender or (iii) an Affiliate of such a bank or a Lender. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article XI shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. Section 11.7 Payments by the Administrative Agent. Unless specifically allocated to a specific Lender pursuant to the terms of this Agreement, all amounts received by the Administrative Agent on behalf of the Lenders shall be paid by the Administrative Agent to the Lenders in accordance with their respective Pro Rata Shares in the applicable Advances Outstanding, or if there are no Advances Outstanding in accordance with their most recent Commitments, on the Business Day received by the Administrative Agent, unless such amounts are received after 3:30 p.m. on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to each Lender on such Business Day, but, in any event, shall pay such amounts to such Lender not later than the following Business Day. -140- USActive 55348338.2

ARTICLE XII MISCELLANEOUS Section 12.1 Amendments and Waivers. Except as provided in this Section 12.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Administrative Agent, the Collateral Manager and the Required Lenders and the written consent of the Equity Investor (with written notice to the Collateral Agent and the Custodian); provided that no amendment, waiver or consent shall: (a) increase the Commitment of any Lender without the written consent of such Lender; (b) waive, extend or postpone any date fixed by this Agreement or any other Transaction Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitment hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any Advance or Obligation, or any fees or other amounts payable hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby; (d) change Section 2.7, 2.8 or any related definitions or provisions in a manner that would alter the order of application of proceeds or would alter the pro rata sharing of payments required thereby, in each case, without the written consent of each Lender directly and adversely affected thereby; (e) change any provision of this Section 12.1 or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby; (f) consent to the assignment or transfer by the Borrower or the Collateral Manager of such Person’s rights and obligations under any Transaction Document to which it is a party (except as expressly permitted hereunder), in each case, without the written consent of each Lender; (g) make any modification to the definition of “Borrowing Base” or “Adjusted Borrowing Value”, in each case, which would have a material adverse effect on the calculation of the Borrowing Base, without the written consent of each Lender; or -141- USActive 55348338.2

(h) release all or substantially all of the Collateral or release any Transaction Document (other than as specifically permitted or contemplated in this Agreement or the applicable Transaction Document) without the written consent of each Lender; provided, further, that, (i) any amendment of this Agreement that is solely for the purpose of adding a Lender may, subject to Section 12.16, be effected without the written consent of the Borrower or any Lender, (ii) no such amendment, waiver or modification materially adversely affecting the rights or obligations of the Collateral Agent or the Custodian shall be effective without the written agreement of such Person, (iii) any amendment of this Agreement that a Lender is advised by its legal or financial advisors to be necessary or desirable in order to avoid the consolidation of the Borrower with such Lender for accounting purposes may be effected without the written consent of any other Lender, (iv) no amendment, waiver or consent shall, unless in writing and signed by the Collateral Agent, affect the rights or duties of the Collateral Agent under this Agreement or any other Transaction Document (including with respect to, but not limited to, a Benchmark Replacement or any other alternative or replacement reference rate); (v) no amendment, waiver or consent shall, unless in writing and signed by the Custodian, affect the rights or duties of the Custodian under this Agreement or any other Transaction Document and (vi) the Administrative Agent, the Collateral Manager and the Borrower shall be permitted to amend any provision of the Transaction Documents (and such amendment shall become effective without any further action or consent of any other party to any Transaction Document) if the Administrative Agent, the Collateral Manager and the Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any such provision. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender. Each waiver, amendment and consent made pursuant to this Section 12.1 shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the LIBOR Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has delivered such amendment to all Lenders, the Collateral Agent, the Custodian and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of the LIBOR Rate with a Benchmark Replacement pursuant to this 12.1 will occur prior to the applicable Benchmark Transition Start Date. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes -142- USActive 55348338.2

will become effective without any further action or consent of any other party to this Agreement; provided that the Administrative Agent provides prompt written notice of such amendment to the other parties hereto. The Administrative Agent will promptly notify the Borrower, the Collateral Agent and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 12.1 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 12.1. The Collateral Agent shall have no (i) responsibility or liability for (A) the determination, designation or selection of (or any failure by the Administrative Agent to determine, designate or select) a replacement reference rate (including any Benchmark Replacement Adjustment or other modifier thereto) as a successor or replacement benchmark to the LIBOR Rate, including any Benchmark Replacement or determining whether any such rate is a Benchmark Replacement or whether the conditions to the adoption of such rate or any amendment to this Agreement pursuant to this Section 12.1 (including any Benchmark Replacement Conforming Changes) have been satisfied, and shall be entitled to rely upon any such determination or designation of such rate (and any modifier) by the Administrative Agent or (B) determining whether a Benchmark Transition Event, Early Opt-in Election or Eurodollar Disruption Event has occurred or (ii) liability for any failure or delay in performing its duties hereunder solely as a result of the unavailability of the LIBOR Rate or other reference rate as described herein or the failure of a replacement rate to be adopted. During any Benchmark Unavailability Period, the Base Rate will be used instead of the LIBOR Rate for all outstanding Advances. Section 12.2 Notices, etc. All notices, reports and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, e-mailed, faxed, transmitted or delivered, as to each party hereto, at its address set forth on Annex A to this Agreement or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) one Business Day after delivery to an overnight courier, (c) on the date personally delivered to a Responsible Officer of the party to which sent, or (d) on the date -143- USActive 55348338.2 transmitted by legible facsimile transmission or electronic mail transmission with a confirmation of receipt (which may be given by oral confirmation of receipt). Section 12.3 Ratable Payments. If any Secured Party, whether by setoff or otherwise, has payment made to it with respect to any portion of the Obligations owing to such Secured Party (other than payments received pursuant to Section 10.1) in a greater proportion than that received by any other Secured Party, such Secured Party agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Obligations held by the other Secured Parties so that after such purchase each Secured Party will hold its ratable proportion of the Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Secured Party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Section 12.4 No Waiver; Remedies. No failure on the part of the Administrative Agent, the Collateral Agent or other Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law. Section 12.5 Binding Effect; Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Collateral Manager, the Administrative Agent, the Collateral Agent, the other Secured Parties and their respective successors and permitted assigns. Each Indemnified Party shall be an express third-party beneficiary of this Agreement to the extent set forth herein. Notwithstanding anything to the contrary herein, the Collateral Manager may not assign any of its rights or obligations hereunder by virtue of any change of control considered an “assignment” within the meaning of Section 202(a)(1) of the Advisers Act without the prior written consent of the Borrower and the Equity Investor. Section 12.6 Term of this Agreement. This Agreement, including, without limitation, the Borrower’s representations and covenants set forth in Articles IV and V, and the Collateral Manager’s representations, covenants and duties set forth in Articles IV and V, creates and constitutes the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until all Commitments have been terminated and the Obligations have been paid in full (other than contingent indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted); provided that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower or the Collateral Manager pursuant to Articles IV and V, the provisions, including, without limitation the indemnification and payment provisions, of Article X, Section 2.13, Section 12.9, Section 12.10 and Section 12.11, shall be continuing and shall survive (i) any termination of this Agreement and the -144- USActive 55348338.2 occurrence of the Collection Date and (ii) with respect to the rights and remedies of the Lenders under Article X, any sale by the Lenders of the Obligations hereunder. Section 12.7 Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 12.8 Waivers. Each of the Collateral Manager, the Borrower, the Lenders, the Administrative Agent, the Custodian and the Collateral Agent hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) in the case of the Borrower and the Collateral Manager, agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower or the Collateral Manager, as applicable; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.8 any special, indirect, exemplary, punitive or consequential (including loss of profit) damages; and (f) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 12.9 Costs and Expenses. (a) In addition to (and without duplication of) the rights of indemnification granted to the Indemnified Parties under Article X hereof and amounts payable pursuant to Section -145- USActive 55348338.2

2.11, the Borrower agrees to pay all reasonable invoiced out-of-pocket costs and expenses of the Secured Parties incurred in connection with the preparation, execution, delivery, administration (including periodic auditing, to the extent required to be paid by the Borrower pursuant to this Agreement), renewal, amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable invoiced fees and out-of-pocket expenses of counsel for the Secured Parties with respect thereto and with respect to advising the Administrative Agent, the Collateral Manager, the Collateral Agent and the other Secured Parties as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all reasonable invoiced out-of-pocket costs and expenses, if any (including reasonable outside counsel fees and expenses), incurred by the Secured Parties in connection with the enforcement of this Agreement by such Person and the other documents to be delivered hereunder or in connection herewith. (b) The Borrower shall pay on the Payment Date following receipt of a request therefor, all other costs and expenses that have been invoiced at least two (2) Business Days prior to such Payment Date and incurred by the Administrative Agent and the Secured Parties, in each case in connection with periodic audits of the Borrower’s books and records. Section 12.10 No Proceedings. Each of the parties hereto hereby agrees that it will not institute against, or join any other Person in instituting against, the Borrower any Insolvency Proceeding so long as there shall not have elapsed one year and one day (or such longer preference period as shall then be in effect) since the date on which all Commitments were terminated and the Obligations were paid in full (other than contingent indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted). The provisions of this Section 12.10 are a material inducement for the Secured Parties to enter into this Agreement and the transactions contemplated hereby and are an essential term hereof. The parties hereby agree that monetary damages are not adequate for a breach of the provisions of this Section 12.10 and the Administrative Agent may seek and obtain specific performance of such provisions (including injunctive relief), including, without limitation, in any bankruptcy, reorganization, arrangement, winding up, insolvency, moratorium, winding up or liquidation proceedings, or other proceedings under U.S. federal or state bankruptcy or similar laws of any jurisdiction. The provisions of this paragraph shall survive the termination of this Agreement. Section 12.11 Recourse Against Certain Parties. (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager or the Equity Investor as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, affiliate, stockholder, officer, partner, member, manager, employee or director of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager or the Equity Investor by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager or the Equity Investor contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant -146- USActive 55348338.2 hereto or in connection herewith are, in each case, solely the corporate or limited liability company obligations of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager or the Equity Investor, and that no personal liability whatsoever shall attach to or be incurred by the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager or the Equity Investor or any incorporator, stockholder, affiliate, officer, partner, member, manager, employee or director of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager or the Equity Investor under or by reason of any of the obligations, covenants or agreements of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager or the Equity Investor contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager or the Equity Investor and each incorporator, stockholder, affiliate, officer, partner, member, manager, employee or director of the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager or the Equity Investor, or any of them, for breaches by the Administrative Agent, any Secured Party, the Borrower, the Collateral Manager or the Equity Investor of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing non-recourse provisions shall in no way affect any rights the Secured Parties might have against any incorporator, affiliate, stockholder, officer, employee, partner, member, manager or director of the Borrower, the Collateral Manager or the Equity Investor to the extent of any fraud, misappropriation, embezzlement or any other financial crime constituting a felony by such Person. (b) Notwithstanding any contrary provision set forth herein, no claim may be made by the Borrower, the Collateral Manager or any other Person against the Administrative Agent, the Collateral Agent and the other Secured Parties or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages (including lost profits) in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each of the Borrower and the Collateral Manager hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected. (c) Notwithstanding any contrary provision set forth herein, no claim may be made by the Borrower against the Collateral Manager or its Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected. (d) Notwithstanding any contrary provision set forth herein, no claim may be made by the Collateral Manager against the Borrower or its Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Collateral Manager hereby waives, releases, and agrees not to sue -147- USActive 55348338.2 upon any claim for any such damages, whether or not accrued and whether or not known or suspected. (e) No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Administrative Agent and the Secured Parties under or as a result of this Agreement and the transactions contemplated hereby. (f) Notwithstanding any other provision of this Agreement, none of the parties to this Agreement, may, prior to the date which is one year (or if longer the applicable preference period then in effect) plus one day after the later to occur of (A) if the Permitted Securitization does not proceed with respect to a particular Borrower, the Termination Date or (B) if the Permitted Securitization does proceed, the payment in full of all notes issued by the Borrower thereunder, institute against, or join any other Person in instituting against, the Borrower, any bankruptcy, winding up, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under U.S. federal or state bankruptcy or similar laws of any jurisdiction. Nothing in this Section 12.11(f) shall preclude, or be deemed to estop, the Collateral Agent, the Custodian or any of the other party to this Agreement (i) from taking any action prior to the expiration of the aforementioned period in (y) any case or proceeding voluntarily filed or commenced by the Borrower or (z) any involuntary insolvency proceeding filed or commenced by a Person other than one of the parties to this Agreement, or (ii) from commencing against the Borrower or any of its property any legal action that is not a bankruptcy, winding up, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding. It is understood that the foregoing provisions of this paragraph (f) shall not (i) prevent recourse to the Collateral in the manner provided herein for the sums due or to become due under any obligation, instrument or agreement that is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Loans or the VFN (to the extent that they evidence debt) or secured by this Agreement until such Collateral has been realized and proceeds distributed in accordance with the provisions of Section 2.7 and Section 2.8, whereupon any outstanding indebtedness or obligation of the Borrower shall be extinguished. It is further understood that the foregoing provisions of this paragraph (f) shall not limit the right of any Person to name the Borrower as a party defendant in any proceeding or in the exercise of any other remedy under this Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Borrower. (g) U.S. Bank (in each of its capacities) agrees to accept and act upon instructions or directions pursuant to this Agreement or any document executed in connection herewith sent by unsecured email, facsimile transmission or other similar unsecured electronic methods, provided, however, that any person providing such instructions or directions shall provide to U.S. Bank an incumbency certificate listing persons designated to provide such instructions or directions, which incumbency certificate shall be amended whenever a person is added or deleted from the listing. If such person elects to give U.S. Bank email or facsimile instructions (or instructions by a similar electronic method) and U.S. Bank in its discretion elects to act upon such instructions, U.S. Bank’s reasonable understanding of such instructions shall be deemed controlling. U.S. Bank shall not be liable for any losses, costs or expenses arising directly or indirectly from U.S. Bank’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any person providing such instructions or directions agrees to assume all risks arising -148- USActive 55348338.2 out of the use of such electronic methods to submit instructions and directions to U.S. Bank, including without limitation the risk of U.S. Bank acting on unauthorized instructions, and the risk of interception and misuse by third parties and acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances. (h) The provisions of this Section 12.11 shall survive the termination of this Agreement. Section 12.12 Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances. (a) The Borrower shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Administrative Agent, as agent for the Secured Parties, and of the Secured Parties to the Collateral to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Collateral Agent, as agent of the Secured Parties, hereunder to all property comprising the Collateral. The Collateral Manager shall deliver to the Administrative Agent and the Collateral Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recoding, registration or filing. The Borrower shall cooperate fully with the Collateral Manager in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 12.12(a). (b) The Borrower agrees that from time to time, at its expense, it will promptly authorize, execute and deliver all instruments and documents, and take all actions, that the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the security interest granted in the Collateral, or to enable the Administrative Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder or with respect to the Collateral. (c) If the Borrower or the Collateral Manager fails to perform any of its obligations hereunder, the Administrative Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Administrative Agent’s or such Secured Party’s costs and expenses incurred in connection therewith shall be payable by the Borrower as provided in Article X. The Borrower irrevocably authorizes the Administrative Agent and appoints the Administrative Agent as its attorney-in-fact to act on behalf of the Borrower (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral, including those that describe the Collateral as “all assets,” or words of similar effect, and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Collateral. This appointment is coupled with an interest and is irrevocable. -149- USActive 55348338.2

(d) Without limiting the generality of the foregoing, the Borrower will, not earlier than six (6) months and not later than three (3) months prior to the fifth (5th) anniversary of the date of filing of each financing statement filed in respect of the Collateral referred to in Section 3.1(k) and Section 2.19(g) or any other financing statement filed pursuant to this Agreement or in connection with any Advance hereunder, unless all Commitments have been terminated and the Obligations have been paid in full (other than contingent indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted), (i) authorize, execute and deliver and file or cause to be filed an appropriate continuation statement with respect to each such financing statement and (ii) furnish to the Collateral Agent (with a copy to the Collateral Manager), an Opinion of Counsel stating that, in the opinion of such counsel, as of the date of such opinion, this Agreement creates in favor of the Collateral Agent a security interest in the Collateral and that such security interest is perfected and no further action (other than as specified in such opinion) needs to be taken to ensure the continued effectiveness of such lien over the next year. Such Opinion of Counsel may be subject to customary assumptions, limitations, qualifications and exceptions. Section 12.13 Confidentiality. (a) Each of the Administrative Agent, the Secured Parties, the Collateral Agent, the Borrower and the Collateral Manager shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and all information with respect to the other parties, including all information regarding the business and beneficial ownership of the Borrower and the Collateral Manager hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, investigators, auditors, attorneys, investors, rating agencies, potential investors or other agents engaged by such party in connection with any due diligence or comparable activities with respect to the transactions and Loans contemplated herein and the agents of such Persons (“Excepted Persons”); provided that each Excepted Person (other than external accountants, auditors, attorneys and other Excepted Persons governed by ethical obligations and requirements) shall, as a condition to any such disclosure, agree that such information shall be used solely in connection with such Excepted Person’s evaluation of, or relationship with, the Borrower or be bound by contractual, fiduciary, professional or other similar duties of confidentiality to the Borrower or with respect to such information, (ii) disclose the existence of this Agreement, but not the financial terms thereof, (iii) file a copy of this Agreement with the Securities and Exchange Commission in connection with filings required by the Securities Exchange Act and make such other disclosures as are required by Applicable Law, and (iv) disclose this Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents. It is understood that the financial terms that may not be disclosed except in compliance with this Section 12.13(a) include, without limitation, all fees and other pricing terms, and all Events of Default, Collateral Manager Termination Events, and priority of payment provisions. (b) Anything herein to the contrary notwithstanding, each of the Borrower and -150- USActive 55348338.2 the Collateral Manager hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Administrative Agent, the Collateral Manager, the Collateral Agent or the other Secured Parties by each other, (ii) by the Administrative Agent, the Collateral Agent and the other Secured Parties to any prospective or actual assignee or participant of any of them provided such Person agrees to hold such information confidential in accordance with the terms hereof and to use such information solely for the purposes of the transactions contemplated by this Agreement, or (iii) by the Administrative Agent, and the Secured Parties to S&P or Moody’s, any commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Lender, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agrees, or is otherwise under a contractual, fiduciary, professional or other similar duties of confidentiality, to treat such information as confidential. In addition, the Secured Parties, the Administrative Agent, and the Collateral Manager may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law). (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known other than through a breach of these confidentiality provisions; (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any aspects of the Administrative Agent’s, the Secured Parties’, the Collateral Agent’s, the Collateral Manager’s, the Equity Investor’s or the Borrower’s business or that of their affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Administrative Agent, the Secured Parties, the Collateral Agent, the Collateral Manager or the Borrower or an officer, director, employee, shareholder or affiliate of any of the foregoing is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document approved in advance by the Borrower or, to the extent information with respect to the Collateral Manager is included therein, the Collateral Manager, (E) to any affiliate, independent or internal auditor, agent (including any potential sub-or-successor servicer), employee or attorney of the Collateral Agent, the Custodian or the Collateral Manager having a need to know the same, (F) to any Person whose consent is required or to whom notice is required to be given in connection with the Borrower’s acquisition or disposition of any Loan or any assignment thereof, or (G) to any Person when required for USA Patriot Act or other “know your customer” purposes, provided that the Collateral Agent, the Custodian or the Collateral Manager, as applicable, advises such recipient of the confidential nature of the information being disclosed; or (iii) any other disclosure authorized by the Borrower or the Collateral Manager, as applicable. If the Administrative Agent, any Secured Party or the Collateral Agent proposes to disclose information pursuant to any of clause (c)(ii)(B) (other than with regard to routine regulatory filings), (c)(ii)(C) or (c)(ii)(D) of this Section 12.13(c), such Person, to the extent legally permitted to, shall provide the Borrower and the Collateral Manager with prompt written notice of such proposed disclosure and shall reasonably cooperate with the Borrower or the Collateral Manager so that such Person may obtain a protective order or other appropriate remedy with respect to the information to be disclosed or otherwise obtain satisfactory assurances that such information will be treated as confidential and proprietary and shall disclose only that information that is, in the opinion of counsel to such Person, legally required to be -151- USActive 55348338.2 disclosed. (d) Notwithstanding any other provision of this Agreement, each of the Borrower and the Collateral Manager shall each have the right to keep confidential from the Administrative Agent, the Collateral Agent, the Custodian and/or the other Secured Parties, for such period of time as such Person determines is reasonable (i) any information that such Person reasonably believes to be in the nature of trade secrets and (ii) any other information that such Person or any of their Affiliates, or the officers, employees or directors of any of the foregoing, is required by law as evidenced by an Opinion of Counsel. (e) Each of the Administrative Agent, the Secured Parties and the Collateral Agent will keep the information of the Obligors confidential in the manner required by the applicable Underlying Instruments. (f) Each of the Administrative Agent, the Secured Parties and the Collateral Agent acknowledge that from time to time they may receive material non-public information from the Borrower or the Collateral Manager and agree to keep such material non-public information in confidence in accordance with internal procedures established by such party and its Affiliates to comply with all Applicable Laws, including, without limitation, any securities laws regarding material non-public information. Section 12.14 Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by e-mail or other electronic transmission), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement, the other Transaction Documents and any agreements or letters (including fee letters) executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings. Section 12.15 Waiver of Setoff. Each of the parties hereto hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any Lender or its assets. Section 12.16 Assignments by the Lenders. (a) Subject to Section 12.16(f), each Lender may, with the prior written consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed), at any time assign an interest in, or sell a participation interest in any Advance (or portion thereof) or its Commitment hereunder or any VFN (or any portion thereof) to any Person; provided that, (i) unless a Default or an Event of Default has occurred and is continuing, no transfer of any -152- USActive 55348338.2

Advance (or any portion thereof) or of any VFN (or any portion thereof) shall be made unless the transferee has either a long-term unsecured debt rating of “Baa2” or above from Moody’s or “BBB” or above from S&P, (ii) the consent of the Borrower is not required for any assignment (x) to any Affiliate of a Lender, (y) required by any change in Applicable Law or (z) if a Default or an Event of Default has occurred and is continuing and (iii) in the case of an assignment of any Commitment (or any portion thereof), any Advance (or any portion thereof) or of any VFN (or of any portion thereof) the assignee executes and delivers to the Collateral Manager, the Borrower, the Administrative Agent, the Custodian and the Collateral Agent a fully executed Joinder Supplement substantially in the form of Exhibit H hereto and a transferee letter substantially in the form of Exhibit G hereto (a “Transferee Letter”). Each Lender hereby represents and warrants that is a “Qualified Purchaser” within the meaning of Section 3(c)(7) of the 1940 Act. The parties to any such assignment or sale of a participation interest shall execute and deliver to such Lender for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties. The Borrower shall not assign or delegate, or grant any interest in, or permit any Lien (except Permitted Liens) to exist upon, any of the Borrower’s rights, obligations or duties under the Transaction Documents without the prior written consent of the Administrative Agent. Notwithstanding anything contained in this Agreement to the contrary, Wells Fargo shall not need prior consent of the Borrower to consolidate with or merge into any other Person or convey or transfer substantially all of its properties and assets, including without limitation any Advance (or portion thereof) or any VFN (or any portion thereof), to any Person. (b) The Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain a copy of each Joinder Supplement and Transferee Letter delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error), and the Borrower, the Collateral Manager the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower, the Collateral Manager, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (c) The Borrower agrees that each participant pursuant to Section 12.16(a) shall be entitled to the benefits of Section 2.12 and Section 2.13 (subject to the requirements and limitations therein, including the requirements under Section 2.13(f) (it being understood that the documentation required under Section 2.13(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment; provided that such participant (A) agrees to be subject to the provisions of Section 2.18 as if it were an assignee hereunder; and (B) shall not be entitled to receive any greater payment under Section 2.12 or Section 2.13, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law or (ii) the compliance by the participating Lender or such participant with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case that occurs after the participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts -153- USActive 55348338.2 to cooperate with the Borrower to effectuate the provisions of Section 2.18 with respect to the applicable participant. (d) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of the applicable participants and the principal amounts (and stated interest) of each such participant’s interest in the Obligations (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Obligations) to any Person except to the extent that such disclosure is necessary to establish that such Obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Notwithstanding the foregoing provisions of this Section 12.16 or any other provision of this Agreement, any Lender may at any time assign all or any portion of its Advances and its VFN as collateral security to the Federal Reserve Bank or, as applicable, to such Lender’s trustee for the benefit of its investors (but no such assignment shall release any Lender from any of its obligations hereunder). (f) Wells Fargo, as a Lender, hereby agrees to retain at least 51% of the Commitments unless (a) an Event of Default occurs or (b) it is required to sell any or all of its Commitments by Applicable Law or any regulatory authority. Section 12.17 Heading and Exhibits. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes. Section 12.18 Intent of the Parties. It is the intent and understanding of each party hereto that the Advances are loans from the Lenders to the Borrower and do not constitute a “security” within the meaning of Section 8-102(15) of the UCC. Section 12.19 Cooperation with Collateral Agent and Collateral Manager. The Administrative Agent and each of the Lenders agree to provide to the Collateral Agent or to the Collateral Manager, as applicable, such information that the Collateral Agent or the Collateral Manager may reasonably request from time to time in connection with the preparation and delivery of any reports required pursuant to this Agreement or in connection with the performance of their other duties under this Agreement or any other Transaction Document; -154- USActive 55348338.2 provided that the Administrative Agent and each Lender shall not be required to assume any undue burden or incur any undue expense in connection with this Section 12.19. Section 12.20 Recognition of the U.S. Special Resolution Regimes. To the extent that this Agreement and/or any other Transaction Document constitutes a QFC, the Borrower agrees with each Secured Party as of the First Amendment Closing Date as follows. (a) In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement and/or any other Transaction Document, and any interest and obligation in or under this Agreement and/or any other Transaction Document from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement and/or any other the Transaction Document, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. (b) In the event that a Covered Party or a BHC Act Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and/or any other Transaction Document that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement and/or any other Transaction Document were governed by the laws of the United States or a state of the United States. ARTICLE XIII ACKNOWLEDGEMENT AND RESTATEMENT Section 13.1 Restatement. The Borrower hereby acknowledges, confirms and agrees that it is indebted to the original Lenders for “Obligations” (as defined in the Existing Loan and Security Agreement) under the Existing Loan and Security Agreement, as of the close of business on December 30, 2019, in the aggregate principal amount of $118,435,000 in respect of the “Advances” (as defined in the Existing Loan and Security Agreement), together with all interest accrued and accruing thereon (to the extent applicable), and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by the Borrower to the “Lenders” (as defined in the Existing Loan and Security Agreement), without offset, defense or counterclaim of any kind, nature or description whatsoever. Section 13.2 Acknowledgement of Security Interests. (a) The Borrower hereby acknowledges, confirms and agrees that the Administrative Agent has had and shall on and after the date hereof continue to have, for itself and the ratable benefit of the Secured Parties, a security interest in and lien upon the Collateral heretofore granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the Transaction Documents to secure the Obligations. -155- USActive 55348338.2

(a) The Liens and security interests of the Collateral Agent for the benefit of the Secured Parties in the Collateral shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such Liens and security interests to the Collateral Agent, whether under the Existing Loan and Security Agreement, this Agreement or any of the other Transaction Documents. Section 13.3 Transaction Documents. Each of the Borrower and the Collateral Manager hereby acknowledges, confirms and agrees that as of the date hereof: (a) the Existing Loan and Security Agreement and each of the other “Transaction Documents” (as defined in the Existing Loan and Security Agreement) were duly executed and delivered by each of the Borrower and the Collateral Manager and are in full force and effect, (b) the agreements and obligations of the Borrower and the Collateral Manager contained in the Existing Loan and Security Agreement and the other “Transaction Documents” (as defined in the Existing Loan and Security Agreement) constitute the legal, valid and binding obligations of the Borrower and the Collateral Manager enforceable against them in accordance with their respective terms, subject to the effects, if any, of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and (c) the Lenders, the Administrative Agent and the Collateral Agent are entitled to all of the rights and remedies provided for in the Existing Loan and Security Agreement and the “Transaction Documents” (as defined in the Existing Loan and Security Agreement). Section 13.4 Restatement. (a) Except as otherwise stated in Section 13.2 and this Section 13.4, as of the date hereof, the terms, conditions, agreements, covenants, representations and warranties set forth in the Existing Loan and Security Agreement are hereby amended and restated in their entirety, and as so amended and restated, replaced and superseded, by the terms, conditions, agreements, covenants, representations and warranties set forth in this Agreement and the other Transaction Documents, except that nothing herein or in the other Transaction Documents shall impair or adversely affect the continuation of the liability of the Borrower for the Obligations or any Lien heretofore granted, pledged and/or assigned to the Collateral Agent for the benefit of the Secured Parties. The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Indebtedness and other obligations and liabilities of the Borrower evidenced by or arising under the Existing Loan and Security Agreement, and the Liens and security interests securing such Indebtedness and other obligations and liabilities, shall not in any manner be impaired, limited, terminated, waived or released. (b) The principal amount of the “Advances” (as defined in the Existing Loan and Security Agreement) outstanding as of the A&R Effective Date under the Existing Loan and Security Agreement shall constitute Advances hereunder. On the A&R Effective Date, the Lenders shall make such purchases and sales of interests in the Advances outstanding as of such date so that each Lender is then holding its Pro Rata Share of outstanding Advances based on their Commitments after giving effect to this Agreement. -156- USActive 55348338.2

(c) All references to the “Loan and Security Agreement” in the Transaction Documents shall from and after the A&R Effective Date be references to this Agreement, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time. ARTICLE XIV THE DOCUMENT CUSTODIAN Section 14.1 Designation of Custodian. The role of Custodian with respect to the Required Loan Documents shall be conducted by the Person designated as Custodian hereunder from time to time in accordance with this Section 14.1. U.S. Bank National Association is hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Custodian pursuant to the terms hereof. Section 14.2 Duties of the Custodian (a) Duties. The Custodian shall perform, on behalf of the Secured Parties, the following duties and obligations: (i) The Custodian shall take and retain custody of the Required Loan Documents delivered by the Borrower pursuant to and in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties. With respect to each delivery of Required Loan Documents, the Borrower shall provide or cause to be provided a related Loan Checklist to the Custodian with respect to such Required Loan Documents that are being delivered. (ii) Within five (5) Business Days of its receipt of any Required Loan Documents and the related Loan Checklist, the Custodian shall review the Required Loan Documents delivered to it (as identified on the related Loan Checklist) to confirm that (A) the Obligor name matches the Loan Checklist, (B) such Required Loan Documents have been executed by each party thereto and appear to have no missing or mutilated pages, (C) each item listed in the Loan Checklist has been provided to the Custodian and (D) the related original balance at the time of assignment or acquisition (based on a comparison to the note or assignment agreement, as applicable) matches the loan balance listed on the related Loan Tape (such items (A) through (D) collectively, the “Review Criteria”). In order to facilitate the foregoing review by the Custodian, in connection with each delivery of Required Loan Documents hereunder to the Custodian, the Collateral Manager shall provide to the Custodian an electronic copy (in EXCEL or a comparable format acceptable to the Custodian, as applicable) of the related Loan Checklist that contains a list of all related Required Loan Documents and whether they require original signatures, the Loan identification number, the original principal balance of such Loan and the name of the Obligor with respect to each related Loan. Notwithstanding anything herein to the contrary, the Custodian’s obligation to review the Required Loan Documents shall be limited to reviewing such Required Loan Documents based on the information provided on the Loan Checklist. At the conclusion of such review, the Custodian shall provide the -157- USActive 55348338.2

Collateral Manager, the Administrative Agent and the Borrower (with a copy to the Collateral Agent) a report in the form attached hereto as Exhibit M identifying each Loan for which it holds Required Loan Documents and the variances to the Review Criteria (the “Custodian Report”), which shall include (i) any discrepancies related to the initial Loan balances of the Loans with respect to which it has received Required Loan Documents and the loan balances provided in the electronic file , and (2) any Review Criteria that is not satisfied. The Collateral Manager shall have twenty (20) Business Days after delivery of a Custodian Report to correct any non compliance with any Review Criteria. If after the conclusion of such time period the Collateral Manager has still not cured any non compliance by a Loan with any Review Criteria, the Custodian shall promptly notify the Collateral Manager, the Borrower and the Administrative Agent of such continued non- compliance and such Loan shall cease to be an Eligible Loan until such non-compliance is cured. The Custodian shall have no duty to monitor the Collateral Manager’s compliance except to provide an updated Custodian Report upon the Administrative Agent’s written request. In addition, if requested in writing in the form of Exhibit E by the Collateral Manager and approved by the Administrative Agent within ten (10) Business Days of the Custodian’s delivery of such report, the Custodian shall return the Required Loan Documents for any Loan which fails to satisfy any Review Criteria to the Borrower. Other than the foregoing, the Custodian shall not have any responsibility for reviewing any Underlying Instruments or Required Loan Documents. (iii) In taking and retaining custody of the Required Loan Documents, the Custodian shall be deemed to be acting as the agent of the Secured Parties; provided that the Custodian makes no representations as to the existence, perfection or priority of any Lien on the Required Loan Documents or the instruments therein; and provided further that the Custodian’s duties as agent shall be limited to those expressly contemplated herein. (iv) All Required Loan Documents shall be kept in fire resistant vaults, rooms or cabinets at the offices of the Custodian set forth in Section 5.5(c), or at such other office as shall be specified to the Administrative Agent and the Collateral Manager by the Custodian in a written notice delivered at least 30 days prior to such change. All Required Loan Documents shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. The Custodian shall segregate the Required Loan Documents on its inventory system and will not commingle the physical Required Loan Documents with any other files of the Custodian. (v) On each Reporting Date, the Custodian shall provide a written report to the Administrative Agent and the Collateral Manager (in a form mutually agreeable to the Administrative Agent and the Custodian) identifying each Loan for which it holds Required Loan Documents and any Review Criteria that each such Loan fails to satisfy. The Collateral Manager shall have twenty (20) Business Days after receiving written notice thereof to correct any non-compliance with any Review Criteria. To the extent such non- compliance has not been cured within such time period, such Loan shall cease to be an Eligible Loan until such non-compliance is cured. (vi) The Custodian agrees, subject to Section 14.2(a)(vii), to cooperate with the Administrative Agent and deliver any Required Loan Documents to the -158- USActive 55348338.2

Administrative Agent as requested in order to take any action that the Administrative Agent deems necessary or desirable in order to exercise or enforce any of the rights of a Secured Party hereunder. In the event the Custodian receives instructions from the Collateral Manager or the Borrower which conflict with any instructions received by the Administrative Agent, the Custodian shall rely on and follow the instructions given by the Administrative Agent. (vii) The Administrative Agent may direct the Custodian to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Custodian hereunder, the Custodian shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided that the Custodian shall not be required to take any action hereunder at the request of the Administrative Agent, any Secured Parties or otherwise if the taking of such action, in the reasonable determination of the Custodian, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Custodian to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). (viii) The Custodian shall be entitled to reasonably assume the genuineness of each such document and the genuineness and due authority of any signatures appearing thereon, shall be entitled to assume that each such document is what it purports to be. (ix) The Custodian shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party, to the extent that this Agreement provides such Secured Party the right to so direct the Custodian, or the Administrative Agent. The Custodian shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of Default, unless a Responsible Officer of the Custodian has knowledge of such matter or written notice thereof is received by the Custodian. (x) In performing its duties, the Custodian shall use the same degree of care and attention as it employs with respect to similar collateral that it holds as the Custodian for others. Section 14.3 Concerning the Custodian. (a) The acceptance by the Custodian of its appointment hereunder is expressly subject to the following terms, which shall govern and apply to each of the terms and provisions of this Section 14 (whether or not so stated therein or herein): (i) The Custodian shall have no duties, obligations or responsibilities under this Section 14 or with respect to the Required Loan Documents except for such duties, obligations or responsibilities as are expressly and specifically set forth in this Section 14 as duties obligations or responsibilities on its part to be performed, and the duties obligations and responsibilities of the Custodian shall be determined solely by the -159- USActive 55348338.2 express provisions of this Section 14. No implied duties, obligations or responsibilities shall be read into this Agreement against, or on the part of, the Custodian. Any permissive right of the Custodian to take any action hereunder shall not be construed as a duty. (ii) The Custodian makes no representations as to and shall not be responsible for or required to verify (x) the validity, legality, enforceability, due authorization, effectiveness, recordability, insurability, sufficiency, value, form, substance, or genuineness of any of the documents contained in any Required Loan Document or (y) the collectability, validity, transferability, insurability, value, effectiveness, perfection, priority or suitability of any Required Loan Document or any document contained therein. (iii) The Custodian shall have no responsibilities or duties with respect to any Required Loan Document while such Required Loan Document is not in its possession. (iv) The Custodian may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document furnished to it in accordance with this Section 14, not only as to its due execution and validity, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine and signed or presented by the proper person (which in the case of any instruction from or on behalf of the Borrower shall be an Authorized Person). The Custodian shall be entitled to reasonably presume the genuineness and due authority of any signature appearing thereon. The Custodian shall not be bound to make any independent investigation into the facts or matters stated in any such notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document, provided, however, that if the form thereof is specifically prescribed by the terms of this Section 14, the Custodian shall examine the same to determine whether it substantially conforms on its face to the requirements set forth herein. (v) Neither the Custodian nor any of its directors, officers or employees shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it (or any of its directors, officers of employees), or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, unless such action constitutes gross negligence or willful misconduct of the Custodian. (vi) The Custodian shall not be liable for any action taken by it in good faith and reasonably believed by it to be within powers conferred upon it, or taken by it pursuant to any direction or instruction received by it in accordance with this Section 14, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action. (vii) The Custodian may consult with, and obtain advice from, legal counsel selected in good faith, with respect to any question as to any of the provisions hereof or its duties hereunder, or any matter relating hereto, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by the Custodian in good faith in accordance with the advice or -160- USActive 55348338.2 opinion of such counsel. The reasonable costs and expenses of such advice or opinion shall be reimbursed by the Borrower pursuant to Section 12 hereof. (viii) No provision of this Agreement shall require the Custodian to expend or risk its own funds, take any action hereunder (or omit to take any action) or otherwise incur any financial liability in the performance of its duties under this Section 14 if it shall have grounds for believing that repayment of such funds or indemnity satisfactory is not assured to it. (ix) The Custodian may act or exercise its duties or powers hereunder through agents or attorneys, and the Custodian shall not be liable or responsible for the actions or omissions of any such agent or attorney appointed and maintained with due care. (x) If the Custodian shall request instructions from the Borrower with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Borrower without incurring any liability therefor to the Borrower, or any other Person. (xi) In no event shall the Custodian or its directors, affiliates, officers, agents and employees be held liable for any lost profits or exemplary, punitive, special, indirect or consequential damages of any kind resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. (xii) The Custodian shall not be deemed to have notice of any fact, claim or demand with respect hereto unless a Responsible Officer of the Custodian has actual knowledge thereof or written notice thereof. Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice of and shall not be bound by any of the terms and conditions of any other document or agreement unless the Custodian is a signatory party to that document or agreement. (xiii) Nothing in this Section 14 shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (x) any jurisdiction where any Required Loan Document is or may be held by the Custodian from time to time hereunder, and (y) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform its duties hereunder. (xiv) The Custodian shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto. The Custodian shall be fully protected in acting or refraining from acting in good faith without investigation on any notice, instruction or request purportedly furnished to it by the Borrower in accordance with the terms hereof, in which case the parties hereto agree that the Custodian has no duty to make any further inquiry whatsoever. It is hereby acknowledged and agreed that the -161- USActive 55348338.2

Custodian has no knowledge of (and is not required to know) the terms and provisions of any loan agreements or any other related documentation to which the Lender may be a party or whether any actions by the, the Borrower or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith. (xv) The provisions of this Section 14.3 shall survive the termination of this Agreement and the resignation or removal of the Custodian. (xvi) The Custodian hereby represents and warrants to the Borrower that it is qualified to act as a custodian pursuant to Sections 17(f) and 26(a)(1) of the 1940 Act. Section 14.4 Release of Documents. (a) Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Collateral, the Custodian is hereby authorized (unless and until such authorization is revoked by the Administrative Agent), upon written receipt from the Collateral Manager of a request for release of documents and receipt in the form annexed hereto as Exhibit E, to release to the Collateral Manager the related Required Loan Documents or the documents set forth in such request and receipt to the Collateral Manager. All documents so released to the Collateral Manager shall be held by the Collateral Manager in trust for the Custodian for the benefit of the Secured Parties in accordance with the terms of this Agreement. The Collateral Manager shall return to the Custodian the Required Loan Documents or other such documents (i) immediately upon the request of the Administrative Agent, or (ii) when the Collateral Manager’s need therefor in connection with such foreclosure or servicing no longer exists, unless the Loan shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Collateral Manager to the Custodian in the form annexed hereto as Exhibit E, the Collateral Manager’s request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Custodian to the Collateral Manager. (b) Limitation on Release. The foregoing provision respecting release to the Collateral Manager of the Required Loan Documents and documents by the Custodian upon request by the Collateral Manager shall be operative only to the extent that at any time the Custodian shall not have released to the Collateral Manager active Required Loan Documents (including those requested) pertaining to more than 15 Loans at the time being serviced by the Collateral Manager under this Agreement. Any additional Required Loan Documents or documents requested to be released by the Collateral Manager may be released only upon written authorization of the Administrative Agent. The limitations of this paragraph shall not apply to the release of Required Loan Documents to the Collateral Manager pursuant to the immediately succeeding subsection. (c) Release for Payment. Upon receipt by the Custodian of the Collateral Manager’s request for release of documents and receipt in the form annexed hereto as Exhibit E (which certification shall include a statement to the effect that all amounts received in connection with such payment or purchase have been credited to the Collection Account as provided in this Agreement), the Custodian shall promptly release the related Required Loan Documents to the Collateral Manager. -162- USActive 55348338.2

Section 14.5 Return of Required Loan Documents. The Borrower may, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld), require that the Custodian return each Required Loan Document (as applicable), respectively (a) delivered to the Custodian in error, (b) as to which the lien on the Underlying Asset has been so released pursuant to Section 8.2, (c) that has been the subject of a Discretionary Sale, Substitution or Optional Sale pursuant to Section 2.14 or (d) that is required to be redelivered to the Borrower in connection with the termination of this Agreement, in each case by submitting to the Custodian and the Administrative Agent a written request in the form of Exhibit E hereto (signed by both the Borrower and the Administrative Agent) specifying the Collateral to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Agreement being relied upon for such release). The Custodian shall upon its receipt of each such request for return executed by the Borrower and the Administrative Agent (when required to be signed by the Administrative Agent) promptly, but in any event within five Business Days, return the Required Loan Documents so requested to the Borrower. Section 14.6 Access to Certain Documentation and Information Regarding the Collateral; Audits. The Custodian shall provide to the Administrative Agent access to the Required Loan Documents and all other documentation in the possession of such Persons regarding the Collateral including in such cases where the Administrative Agent may direct the Custodian in connection with the enforcement of the rights or interests of the Custodian hereunder, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two (2) Business Days’ prior written request, (ii) during normal business hours and (iii) subject to the Custodian’s normal security and confidentiality procedures. Periodically, at the discretion of the Administrative Agent, the Administrative Agent may review the Collateral Manager’s collection and administration of the Collateral in order to assess compliance by the Collateral Manager with Article VI and may conduct an audit of the Collateral, and Required Loan Documents in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. Section 14.7 Merger or Consolidation. Any Person (i) into which the Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Custodian substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Custodian hereunder, shall be the successor to the Custodian under this Agreement without further act of any of the parties to this Agreement. Section 14.8 Custodian Compensation. As compensation for its Custodian activities hereunder, the Custodian shall be entitled to a Custodian Fee pursuant to the provision of Section 2.7(a)(1), Section 2.7(b)(1) or Section 2.8(1), as applicable. The Custodian’s entitlement to receive the Custodian Fee shall cease -163- USActive 55348338.2 on the earlier to occur of: (i) its removal as Custodian and appointment of a successor custodian pursuant to Section 14.9 and the Custodian has ceased to hold any Required Loan Documents or (ii) the termination of this Agreement; provided, however, that the Custodian shall be entitled to receive any accrued and unpaid Custodian Fees due and owing to it at the time of such removal or termination. Section 14.9 Custodian Removal. The Custodian may be removed, with or without cause, by the Administrative Agent upon at least sixty (60) days’ notice given in writing to the Custodian and the Lenders (the “Custodian Termination Notice”); provided that notwithstanding its receipt of a Custodian Termination Notice, the Custodian shall continue to act in such capacity until a successor Custodian has been appointed in accordance with the requirements of Sections 5.5(d) and 14.10, and has received all Underlying Instruments held by the previous Custodian Section 14.10 Resignation. The Custodian shall not resign from the obligations and duties hereby imposed on it except upon (a) sixty (60) days’ prior written notice to the Borrower, Collateral Manager, Administrative Agent and each Lender, or (b) the Custodian’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Custodian could take to make the performance of its duties hereunder permissible under Applicable Law. No such resignation shall become effective until a successor Custodian shall have assumed the responsibilities and obligations of the Custodian hereunder provided that, any successor Custodian shall (y) satisfy all requirements of Section 5.5(d) and (z) be acceptable to the Administrative Agent, the Collateral Manager (if no Collateral Manager Termination Event has occurred) and the Borrower (if no Default or Event of Default has occurred and is continuing) in their respective sole discretion. The Custodian’s sole responsibility after the termination of its obligations as aforesaid shall be to safely maintain all of the Required Loan Documents and to deliver the same to a successor Custodian; provided that if no such successor is appointed within 90 days after the delivery of written notice of the Custodian’s resignation, the Custodian may (i) petition any court of competent jurisdiction for the appointment of a successor Custodian or (ii) deliver all Required Loan Documents to the Borrower. The Custodian shall not be responsible for the fees and expenses of any successor Custodian. Upon delivery of the Required Loan Documents to any successor Custodian or to the Borrower as provided in this paragraph, all duties and obligations of the Custodian shall cease and terminate. The payment of all costs and expenses relating to the transfer of the Required Loan Documents (including any shipping costs) upon termination shall be the sole responsibility of the Borrower. Section 14.11 Limitations on Liability. Each of the protections, reliances, indemnities and immunities offered to the Collateral Agent in Article VII shall be afforded to the Custodian and its respective directors, officers, employees, agents, designees, successors and assigns. -164- USActive 55348338.2

Section 14.12 Custodian as Agent of Collateral Agent. The Custodian agrees that, with respect to any Required Loan Documents at any time or times in its possession or held in its name, the Custodian shall be the agent and custodian of the Collateral Agent, for the benefit of the Secured Parties, for purposes of perfecting (to the extent not otherwise perfected) the Collateral Agent’s security interest in the Collateral and for the purpose of ensuring that such security interest is entitled to first priority status under the UCC. For so long as the Custodian is the same entity as the Collateral Agent, the Custodian shall be entitled to the same rights and protections afforded to the Collateral Agent hereunder. [Signature pages to follow.] -165- USActive 55348338.2

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWERS: NUVEEN CHURCHILL BDC SPV I, LLC By: ____________________________________ Name: Title: Signature Page to LSA

COLLATERAL MANAGER: NUVEEN CHURCHILL DIRECT LENDING CORP. By: ____________________________________ Name: Title: Signature Page to LSA

THE ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent By: ____________________________________ Name: Title: LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION By: ____________________________________ Name: Title: Signature Page to LSA

THE COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent By: ____________________________________ Name: Title: THE DOCUMENT CUSTODIAN: U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian By: Name: Title: Signature Page to LSA

Annex A NUVEEN CHURCHILL BDC SPV I, LLC c/o Churchill Asset Management LLC 430 Park Avenue, 14th Floor New York, NY 10022 Attention: Heather McNally, Head of Operations Email: heather.mcnally@churchillam.com With a copy to: 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 Attention: John McCally, Associate General Counsel Email: john.mccally@nuveen.com NUVEEN CHURCHILL DIRECT LENDING CORP. (F/K/A NUVEEN CHURCHILL BDC INC.) c/o Churchill Asset Management LLC 430 Park Avenue, 14th Floor New York, NY 10022 Attention: Marissa Short, Funds Controller Email: marissa.short@churchillam.com With a copy to: 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 Attention: John McCally, Associate General Counsel Email: john.mccally@nuveen.com Annex A to LSA USActive 55348338.2

Annex A (Continued) WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent Duke Energy Center 550 S. Tryon Street Charlotte, NC 28202 Attention: Corporate Debt Finance Facsimile: (704) 715-0067 Confirmation: (704) 410-2431 All electronic dissemination of notices should be sent to scp.mmloans@wellsfargo.com and cp.conduits@wellsfargo.com WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender Duke Energy Center 550 S. Tryon Street Charlotte, NC 28202 Attention: Corporate Debt Finance Facsimile: (704) 715-0067 Confirmation: (704) 410-2431 All electronic dissemination of notices should be sent to scp.mmloans@wellsfargo.com and cp.conduits@wellsfargo.com Annex A to LSA USActive 55348338.2

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent For notices: U.S. Bank National Association 214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 Attention: Global Corporate Trust – Churchill Middle Market CLO V All electronic dissemination of Notices should be sent to amanda.snippert@usbank.com For purposes of holding Instruments in physical form and any Certificated Security: U.S. Bank National Association 1555 N. River Center Dr. Suite 302 Milwaukee, WI 53212-3958 Attention: Global Corporate Trust – Churchill Middle Market CLO V U.S. BANK NATIONAL ASSOCIATION, as Custodian For notices: U.S. Bank National Association 1719 Otis Way Mail Code: Ex SC FLOR Florence, South Carolina 29501 Attention: Document Custody Services – Churchill Middle Market CLO V All electronic dissemination of Notices should be sent to steven.garrett@usbank.com Annex A to LSA USActive 55348338.2

Annex B Lender Commitment Wells Fargo Bank, National Association $275,000,000 Annex B to LSA USActive 55348338.2